                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             DATAMARK HOLDING, INC.
--------------------------------------------------------------------------------
              (Name of the Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1.  Title of each class of securities to which transaction applies:

      COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF DATAMARK HOLDING, INC.
                              ("DMH COMMON STOCK")
     ---------------------------------------------------------------------------

 2.  Aggregate number of securities to which transaction applies:

                              4,659,080 DMH SHARES
     ---------------------------------------------------------------------------

 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     The filing fee of $9,702.20 is calculated in accordance with Rule 0.11(c)(1) under the Securities Exchange Act as follows: one-fiftieth of one percent of the value of (1) the 4,659,080 shares of DataMark Holding, Inc. ("DMH") shares of Common Stock to be exchanged in the Stock Exchange Agreement, dated March 19, 1998, (the "Exchange") with a total value of $39,310,987.50, determined in accordance with Rule 0.11(a) (4) under the exchange Act by multiplying the 4,659,080 DMH shares of Common stock by $8.4375, the average of the high and low sale prices of the DMH Common Stock, as reported on the Nasdaq National Market on August 3, 1998; (2) $7,700,000 in cash received by DMH upon the sale of DataMark Systems, Inc: and (3) DMH's repurchase for $1,500,000 in cash of 1,800,000 shares of DMH Common Stock from Chad L. Evans.

 4.  Proposed maximum aggregate value of transactions:

       $48,510,987.50
       --------------

 5.  Total fee paid:

       $9,702.20
       ---------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1.  Amount Previously Paid:

     ...........................................................................

 2.  Form, Schedule or Registration Statement No.:

     ...........................................................................

 3.  Filing Party:

     ...........................................................................

 4.  Date Filed:

     ...........................................................................

                             DATAMARK HOLDING, INC.
                   (d/b/a/ DIGITAL COURIER TECHNOLOGIES, INC.)
                           448 E. 6400 S., SUITE 400
                          SALT LAKE CITY, UTAH  84107

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                         TO BE HELD SEPTEMBER 11, 1998



TO THE STOCKHOLDERS:


     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of DataMark Holding, Inc. (d/b/a Digital Courier Technologies, Inc., and referred to herein as the "Company"), which will be held at the Company's offices at 448 E. 6400 S., Suite 400, Salt Lake City, Utah, on Friday, September 11, 1998, at 10:00 a.m. Mountain time, to consider and act upon the following matters;

     1. To authorize the issuance of 4,659,080 shares of the Company's Common Stock (2,169,592 to nonaffiliates) in connection with the acquisition by the Company of Digital Courier International, Inc., a Nevada corporation ("Digital Courier") (the "Digital Courier Acquisition"). ;

     2. If the Digital Courier Acquisition is approved by the Company's Stockholders, to consider and vote upon a proposal to approve an Amended and Restated Certificate of Incorporation of the Company to (a) effect a change of the name of the Company to Digital Courier Technologies, Inc. and (b) restate the Company's existing Certificate of Incorporation, as amended, into a single document;

     3. To ratify the strategic divestiture of the Company's direct mail business through the sale by DataMark Systems, Inc. ("DMS"), a wholly-owned subsidiary of the Company, of its assets to Focus Direct, Inc., a Texas corporation for $7.7 million in cash (the "DMS Asset Sale");

     4. To ratify the repurchase of 1,800,000 outstanding shares of the Company's Common Stock from Chad L. Evans ("Mr. Evans") for $1.5 million (the "Evans Stock Repurchase"); and

     5. To transact such other business as may properly come before the Special Meeting or any adjournments of the Special Meeting.

     The proposals and other related matters are more fully described in the accompanying Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting is required to
(i) approve the Digital Courier Acquisition, (ii) approve the Amended and Restated Certificate of Incorporation, (iii) ratify the DMS Asset Sale, and (iv) ratify the Evans Stock Repurchase, , and

     Only holders of record of Common Stock of the Company at the close of business on August 3, 1998 will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                   By Order of the Board of Directors


                                   /s/ James A. Egide
                                   ------------------
                                   James A. Egide
                                   Chairman of the Board


Salt Lake City, Utah
August 6, 1998

                             DATAMARK HOLDING, INC.
                              ___________________

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD SEPTEMBER 11, 1998


GENERAL

          The enclosed proxy is solicited on behalf of the Board of Directors of DataMark Holding, Inc., a Delaware corporation ("DMH" or the "Company"), for use at DMH's Special Meeting of Stockholders (the "Special Meeting") to be held on Friday, September 11, 1998 at 10:00 a.m., Mountain Time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Special Meeting will be held at the Company's offices at 448 East 6400 South, Suite 400, Salt Lake City, Utah 84107.

          This Proxy Statement and the enclosed proxy card were mailed on or about August 28, 1998 to all Stockholders entitled to vote at the Special Meeting.

RECORD DATE

          Only holders of record of DMH's Common Stock, par value $.0001 per share (the "DMH Common Stock"), at the close of business on August 3 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 8,419,471 shares of DMH's Common Stock were outstanding.
For information regarding security ownership by management and by the beneficial owners of more than 5% of DMH's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

PROXIES; REVOCABILITY OF PROXIES

          All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Special Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Special Meeting.

          A Stockholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to DMH's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

          Each Stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Special Meeting.

          The cost of soliciting proxies will be borne by DMH. DMH may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of DMH's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

          The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. DMH intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote.

                                 PROPOSAL NO. 1

AUTHORIZATION OF ISSUANCE OF 4,659,080 SHARES OF COMMON STOCK IN CONNECTION WITH
                       THE ACQUISITION OF DIGITAL COURIER


GENERAL

  The Company has entered into a Stock Exchange Agreement with Digital Courier (the "Exchange Agreement"), dated as of March 17, 1998. Pursuant to the Exchange Agreement, the Company has agreed to issue 4,659,0890 shares of its common stock (the "DMH Shares") to the shareholders of Digital Courier in exchange for all of the issued and outstanding shares of Digital Courier (the "Digital Courier Acquisition).

CONSIDERATION

  At the Closing, the Company will exchange 4,659,080 shares of its common stock for all of the outstanding shares of Common Stock of Digital Courier in a tax-free exchange intended to qualify as a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code, as amended (the "Code").


BACKGROUND AND CONTACTS BETWEEN THE PARTIES

  The original contact between the Company and Digital Courier was the result of certain personal investments made by the Company's Chairman, James Egide. Mr. Egide invested in Digital Courier in May, 1997. In May, 1997, R.J. Pittman, Chief Executive Officer of Digital Courier, visited the Company's offices in Salt Lake City at the invitation of Mr. Egide to evaluate certain of the Company's software development projects as well as its data center. Over the course of the succeeding six months, Mr. Egide frequently communicated with Mr. Pittman regarding the Company's technology and software development capabilities. Mr. Pittman was not paid for any advice given to Mr. Egide or to the Company.

  On January 22, 1998, Mr. Egide and Mitchell Edwards, Executive Vice President and Chief Financial Officer of the Company, visited the offices of Digital Courier in San Francisco to discuss ways in which Digital Courier could assist the Company in its software development contracts. Alternative collaborative structures were discussed, including a possible contractual relationship, joint venture or strategic alliance.

  Mr. Egide spoke frequently with Mr. Pittman during January and February 1998 regarding a possible collaborative relationship, and visited the offices of Digital Courier on several occasions.

  On February 9, 1998, Mr. Edwards and Stanton Jones, President of the Company's WorldNow division, visited the offices of Digital Courier. Mr. Edwards and Mr. Jones met with key management of Digital Courier and furthered the discussions of a collaborative relationship. Mr. Edwards and Mr. Jones identified certain software development capabilities in Digital Courier that were critical to the success of the Company, capabilities which the Company had not to date been able to find in Salt Lake City. It was concluded, after informal discussions among members of the Board, that the software development skills and track record of Digital Courier, combined with the technology backbone of the Company, could together represent a formidable combination in the fast-paced Internet industry. Negotiations as to the terms of a possible combination began in earnest.

  On February 13, 1998, the Company and Digital Courier signed a letter of intent regarding an acquisition.

  On March 11, 1998, Mr. Edwards, Mr. Jones and Michael Bard, Controller of the Company, visited Digital Courier to conduct due diligence. Also in attendance at the meetings was Mr. Egide. On March 17, 1998, the Company and Digital Courier signed the Stock Exchange Agreement.

  On March 19, Mr. Pittman visited the Company's offices in Salt Lake City to conduct due diligence and to discuss certain features of the proposed acquisition.

  Beginning March 24, 1998, the Company began to pay all expenses of Digital Courier, including payroll, rent and certain capital expenditures. The advances to Digital Courier are evidenced by promissory notes pending consummation of the Digital Courier Acquisition.

  On April 21, Mr. Pittman and certain software engineers of Digital Courier visited the Company's offices to discuss synergies and formulate a plan of action for the combined companies.

  Mr. Egide visited the offices of Digital Courier frequently during the month of April to discuss the joint business plan of the combined companies.

  During the week of May 4, 1998, Mr. Edwards, Mr. Egide and Mr. Pittman traveled to Dallas, Texas and New York City to consult with certain institutional stockholders, investment banks and market makers of the Company's stock.

  During the week of May 15, 1998, Mr. Edwards traveled to San Francisco to further strategize the integration of the Company with Digital Courier.

  During the week of May 24, Mr. Edwards and Mr. Pittman traveled to Dulles, Virginia to discuss a strategic alliance with a major online service.

DATAMARK HOLDING, INC.'S REASONS FOR THE STOCK EXCHANGE; RECOMMENDATION OF THE BOARD

  The DMH Board has approved and adopted the Exchange Agreement, believes that the Digital Courier Acquisition is in the best interest of DMH and its stockholders and unanimously recommends adoption of the Exchange Agreement by the holders of DMH common stock at the special meeting. Mr. Egide abstained from the DMH Board vote approving the Exchange Agreement because of a potential conflict of interest.

  At meetings held on March 6 and June 17, 1998, the DMH Board of Directors considered the legal, financial and other terms of the Digital Courier Acquisition.

  The DMH Board concluded that the Digital Courier Acquisition is in the best interest of DMH and its stockholders. In reaching its decision to enter into and recommend the adoption of the Exchange Agreement, the DMH Board considered the following material factors:

 . The combined company would likely be in a position to provide a broad spectrum of Internet products and solutions, with the technical backbone to compete more successfully in the competitive industry.

 . Digital Courier's market proven software development team and the high quality internet products the team has developed.

 . DMH's need for a more experienced Internet software development team and the belief that the Digital Courier software team has proven experience and success in the software development market.

 . Digital Courier is designing technology and products that could represent revenue streams in a shorter time frame than many of the Company's current projects. Given the cash position of the Company, the Board concluded that such revenue streams would only enhance the Company's ability to fully develop and bring to market its Internet-based commerce models.

 . The combined company would likely possess larger scale and greater revenue-source diversification within the internet industry.

 . The combined company will likely possess greater managerial, operational and financial resources.

 . The combined company is expected to achieve certain administrative efficiencies and eliminate certain duplicate functions.

 . The hardware and software expertise of the combined company would enable the Company to compete on a technical basis with companies much larger in size.

 . The combined financial resources of the two companies should permit the combined entity to accelerate the development and expansion of new products and services.

 . The public stock distribution of the combined company will likely provide shareholders of the combined company with increased liquidity and enhance the market visibility of the combined entity.

 . The combined company's projected financial condition and results of operations (after giving effect to the exchange) will likely be stronger than that of the Company alone.

     The DMH Board also considered the following potentially negative material factors in its deliberations concerning the exchange: (i) the risk that the benefit sought to be achieved in the exchange would not be achieved and (ii) that the time to develop the Company's and Digital Courier's products and services could be longer than anticipated, creating a need for additional
working capital.   After reviewing these potentially negative factors, the DMH
Board concluded that they were outweighed by the positive factors described above and accordingly determined that the exchange is fair to, and in the best interests of, DMH and its stockholders.

     In view of the variety of factors considered by the DMH Board in connection with its evaluation of the Digital Courier Acquisition, the DMH Board did not find it practical to, and did not, quantify or otherwise assign relative weights to such factors.

     The DMH Board unanimously concluded, in light of these factors, that the Digital Courier Acquisition is fair to and in the best interest of DMH and its stockholders. Mr. Egide abstained from voting in connection with the Exchange Agreement because of a potential conflict of interest.

INTERESTS OF CERTAIN PERSONS IN THE DIGITAL COURIER ACQUISITION; CONFLICTS OF INTEREST

     In considering the Digital Courier Acquisition, holders of shares of DMH Common Stock should be aware of the interests certain officers and directors of the Company have in the Digital Courier Acquisition that are in addition to the interests of DMH stockholders generally. The Company's Board of Directors has considered these interests, among other matters, in approving the Exchange Agreement and the Digital Courier Acquisition.

     Employment Agreements. Upon completion of the Digital Courier Acquisition, Mr. Pittman will have agreed to enter into Employment Agreement, pursuant to which, among other things, he agrees that he will not compete with the business of DMH or Digital Courier for one year after termination of their employment with the Company. Following the Digital Courier Acquisition, the Company will pay Mr. Pittman an annual salary of $180,000.

     James A. Egide. Mr. Egide serves as Chairman of the Board of the Company, and is also a shareholder of Digital Courier. Mr. Egide introduced Digital Courier to the Company, although he abstained from the vote of the Board of Directors approving the Exchange. James A. Egide currently owns 1,288,489 shares of DMH Common Stock or approximately 15.3% of the total outstanding shares of DMH. Upon the acquisition of Digital Courier, Mr. Egide will acquire an additional 498,895 shares of DMH Common Stock. After the acquistion Mr. Egide will own approximately 13.7% of the total outstanding shares of DMH.

     Raymond J. Pittman. Mr. Pittman serves as Chief Executive Officer and a board member of the Company, and is also the Chief Executive Officer and a shareholder of Digital Courier. Mr. Pittman did not serve as an officer or board member of the Company when Board of Directors approved the Exchange. Upon acquisition of Digital Courier International, Inc., Mr. Pittman will own 1,990,593 or approximately 15.2% of the total outstanding shares of DMH Common Stock.

     Indemnification and Insurance. Pursuant to the Exchange Agreement, the Company agreed that, after the closing of the Digital Courier Acquisition (`the Closing"), it will provide certain indemnification and liability insurance benefits to certain indemnified parties, including directors and officers of Digital Courier. See "The

Exchange Agreement--Indemnification and Insurance."

DIGITAL COURIER ACQUISITION CONSIDERATION

  At the Closing of the Digital Courier Acquisition, each share of Digital Courier Common Stock issued and outstanding immediately prior to the Closing will be exchanged for 4.99 shares of DMH Common Stock.

ANTICIPATED ACCOUNTING TREATMENT

  The Digital Courier Acquisition will be accounted for by DMH under the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore, the aggregate consideration paid by DMH in connection with the Digital Courier Acquisition will be allocated to Digital Courier's identifiable assets and liabilities based on their fair market values with the excess being allocated between in process research and development and goodwill. Management of DMH estimates that approximately 90 percent of the excess purchase price will be allocated to in process research and development and will be expensed in the period the Digital Courier Acquistiont is consummated. The assets and liabilities and results of operations of Digital Courier will be consolidated with the assets and liabilities and results of operations of DMH subsequent to the Closing. As a result of this acquisition there will be a non-cash charge to earnings during the year ending June 30, 1999 of approximately $11,800,000.

PLANS FOR DIGITAL COURIER AFTER THE ACQUISITION

  After the Digital Courier Acquisition, Digital Courier will be a wholly-owned subsidiary of the Company. The Company does not have any present plans or proposals which relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Digital Courier, a sale or transfer of a material amount of assets of Digital Courier or any of its subsidiaries or any other material changes in Digital Courier's business.

SOURCE AND AMOUNT OF FUNDS AND OTHER CONSIDERATION

  4,659,080 shares of DMH Common Stock will be issued at the Closing of the
Exchange Agreement in connection with the Digital Courier Acquisition. .   It is
expected that approximately $75,000 will be required to pay the expenses of DMH in connection with the Digital Courier Acquisition, all of which will be furnished from available general funds of DMH. It is currently expected that approximately $50,000 will be required to pay the expenses of Digital Courier related to the Digital Courier Acquisition, which amount will be furnished from available general funds of DMH. See "THE EXCHANGE AGREEMENT--Expenses."

BLUE SKY LAWS

  As of the date of this Proxy Statement, DMH intends to register or qualify the shares of DMH Common Stock offered by this Proxy Statement under the securities laws of all states where it is not exempt. Certain states require notice filings or other filings. DMH either has complied with these filing requirements or intends to comply with them in a timely fashion.

NO APPRAISAL RIGHTS

  Section 262 of the Delaware General Corporation Law ("DGCL") provides appraisal rights (sometimes referred to as "dissenters' rights") to stockholders of Delaware corporations in certain situations. However, Section 262 appraisal rights are not available to stockholders of a corporation, such as DMH, (a) whose securities are listed on a national securities exchange or are designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") and (b) whose stockholders are not required to accept in exchange for their stock anything other than stock of another corporation listed on a national securities exchange or an interdealer quotation system by the NASD and cash in lieu of fractional shares. Because DMH Common Stock is traded on such a system, The Nasdaq National Market, holders of DMH will not have appraisal rights with respect to the Exchange.

                             THE EXCHANGE AGREEMENT

  The following is a brief summary of certain material provisions of the Exchange Agreement not summarized elsewhere in this Proxy Statement. The summary is qualified in all respects by reference to the complete text of the Exchange Agreement, which is incorporated by reference in its entirety and attached to this Proxy Statement as Annex I. Terms that are not otherwise defined in this summary or elsewhere in this Proxy Statement have the meanings set forth in the Exchange Agreement. All stockholders are urged to read the Exchange Agreement in its entirety.

CERTAIN REPRESENTATIONS AND WARRANTIES

  The Exchange Agreement contains certain representations and warranties of Digital Courier with respect to Digital Courier as to, among other things: (i) due organization, valid existence and good standing; (ii) the completeness and correctness of organizational documents; (iii) Digital Courier's capital structure; (iv) Digital Courier's power and authority to execute and deliver the Exchange Agreement, to perform its obligations thereunder and to consummate the Digital Courier Acquisition; (v) the absence, other than as disclosed, of any conflict between the execution and performance of the Exchange Agreement and Digital Courier's organizational documents, applicable law and certain contracts; (vi) the absence of any required consent or permit of, or filing with any governmental or regulatory authority, except as provided in the Exchange Agreement; (vii) the absence of material adverse changes or events; (viii) the absence of material pending or threatened litigation against Digital Courier;
(ix) Digital Courier's labor relations; (x) title to and adequacy of Digital Courier's assets; (xi) Digital Courier's right to use intellectual property;
(xii) certain tax matters and the payment of taxes; (xiii) certain environmental matters; (xiv) the existence, legality and effect of material contracts; (xv) Digital Courier's insurance coverage; (xvi) the accuracy of information supplied to DMH by Digital Courier; and (xvii) except as disclosed, the absence of transactions between Digital Courier and related parties.

  The Exchange Agreement also contains certain representations and warranties of DMH as to, among other things: (i) due organization, valid existence and good standing; (ii) the completeness and correctness of organizational documents;
(iii) the authority and validity of the DMH Common stock to be issued in the Digital Courier Acquisition; (iv) the power and authority of DMH to execute and deliver the Exchange Agreement, to perform their obligations thereunder and to consummate the Digital Courier Acquisition; (v) compliance with law; (vi) availability of DMH's SEC filings; and (vii) that DMH acquired the Digital Courier Shares for its own account for investment purposes.

INDEMNIFICATION AND INSURANCE

  In the Exchange Agreement, Digital Courier and DMH have agreed that until June 30, 1999 (i) Digital Courier, subject to certain limitations contained in the Exchange Agreement, will indemnify and hold harmless DMH and its successors and assigns against and in respect of certain damages and actions incurred in connection with the Exchange Agreement and (ii) DMH, subject to certain limitations contained in the Exchange Agreement, will indemnify and hold harmless Digital Courier and its successors and assigns against and in respect of certain damages and actions incurred in connection with the Exchange Agreement. Neither DMH nor Digital Courier shall be liable for any claim under the Exchange Agreement to the extent such claim is paid by any insurer.

RESTRICTED STOCK

  The shares of DMH Common Stock to be issued in the Digital Courier Acquisition are to be restricted shares.

CONDITIONS TO CONSUMMATION OF THE DIGITAL COURIER ACQUISITION

  . COMPLIANCE: DMH and Digital Courier shall be in compliance with all applicable laws, including without limitation, federal and state securities laws;

  . NO PROCEEDINGS: No action or proceeding against Digital courier or DMH shall have been instituted before a court or other governmental body, or shall have been threatened which, if successful, will prohibit the consummation or require substantial rescission of the transactions contemplated by the Exchange Agreement;

  . STOCKHOLDER APPROVAL: Approval of the Exchange Agreement and all of the transactions contemplated thereby by a majority of the voted shares of (a) DMH Common Stock and (b) Digital Courier Common Stock;

  . FINANCIAL CONDITION: Since the date of the Financial Statements, as defined in the Exchange Agreement, provided to DMH, there shall have been no change in the financial condition, business or properties of Digital Courier which adversely affects the conduct of its business as presently being conducted or the condition, financial or otherwise, of Digital Courier and no additional substantial liabilities of Digital Courier shall have been incurred;

  . COMPLIANCE WITH OBLIGATIONS: Digital Courier and DMH having performed in all material respects all of their obligations required to be performed by them at or prior to the Effective Time, and Digital Courier and DMH having received a certificate signed by an executive officer to such effect; and

  . REPRESENTATIONS AND WARRANTIES TRUE; CONSENTS: Each of the representations and warranties of Digital Courier and DMH set forth in the Exchange Agreement having been true and correct when made and on and as of the Closing Date of the Exchange as if made on and as of such date.

NON-DISCLOSURE AND NON-COMPETE

  The Exchange Agreement provides that each seller of Digital Courier will keep all proprietary information, as defined in the Exchange Agreement, relating to Digital Courier in confidence and trust, and will not use or disclose any of such proprietary information without the prior written consent of Digital Courier, except as may be necessary to perform any duties such shareholder may now or hereafter have as an employee of Digital Courier or except as required by law. In addition, certain shareholders of Digital Courier have agreed that for the period of their employment with Digital Courier, and for a period of two years thereafter, such shareholders will not, directly or indirectly, individually or in concert with others, as promoter, shareholder, officer, director, employee, agent, representative, independent contractor or otherwise compete with Digital Courier or DMH in any jurisdiction or marketing area in which Digital Courier or DMH are doing business.

TERMINATION; AMENDMENT; CHANGE IN CONTROL

  The Exchange Agreement may be terminated at any time prior to the Effective Time by DMH, Digital Courier, or the shareholders of Digital Courier upon written notice to the other parties in the following instances:

  . Representations, warranties and agreements or conditions of the Exchange Agreement to be complied with or performed by Digital Courier or the shareholders of Digital Courier (in the case of DMH) or DMH (in the case of Digital Courier or the shareholders of Digital Courier) on or before the Effective Time shall not have been complied with or performed in some material respect and such material non-compliance or non-performance shall not have been waived by the party giving notice of termination or shall not have been cured by the defaulting party, or cure thereof commenced and diligently prosecuted thereafter by such party within three (3) business days after written notice of such material non-compliance or non-performance is given by the non-defaulting party;

  . If any governmental action is commenced to prevent the consummation of the transaction contemplated thereby; or

  .  By mutual consent of the parties.

     In the event of a Change in Control, as defined in the Exchange Agreement, the number of DMH shares issuable according to the DMH stock price set forth in the Exchange Agreement, shall automatically accelerate, such that the number of DMH shares corresponding to the actual or effective price per share paid in the Change in Control shall be issued in connection with such Change in Control.

EXPENSES

     Except as described above, each party is responsible for the expenses that it incurs in connection with the Digital Courier Acquisition.


     THE DMH BOARD OF DIRECTORS HAS APPROVED THE EXCHANGE AGREEMENT AND RECOMMENDS THAT THE HOLDERS OF DMH COMMON STOCK VOTE FOR THE ISSUANCE OF UP TO 4,659,080 SHARES OF COMMON STOCK IN CONNECTION WITH THE DIGITAL COURIER ACQUISITION.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                  RELATING TO

  PROPOSAL NUMBER 1 - AUTHORIZATION OF ISSUANCE OF 4,659,080 SHARES OF COMMON
                  STOCK IN CONNECTION WITH THE ACQUISITION OF
               DIGITAL COURIER INTERNATIONAL, INC. BY THE COMPANY

                                      AND

            PROPOSAL NUMBER 4 - RATIFICATION OF REPURCHASE OF SHARES

     The following unaudited pro forma condensed consolidated financial data is based upon the historical consolidated financial statements of DataMark Holding, Inc. and subsidiaries ("DataMark") as adjusted to give effect to the issuance of common stock in connection with the acquistion of Digital Courier International, Inc. by the Company (see Proposal No. 1) and the repurchase of 1,800,000 shares of common stock for $1,500,000 (see Proposal No. 4) and. (Proposal No. 1) as if the transactions had occurred on March 31, 1998, for purposes of the unaudited pro forma condensed consolidated balance sheet and July 1, 1996 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and for the nine months ended March 31, 1998.

     The pro forma adjustments are based upon information set out in this document and its attachments and information from the Company's books and records that management of the Company believes are reasonable and accurate.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 and the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and the nine months ended March 31, 1998, are not necessarily indicative of the results of operations of DataMark, or its financial position, had the sale actually occurred on March 31, 1998 or July 1, 1996. The unaudited pro forma results of operations of DataMark for the nine months ended March 31, 1998 are not necessarily indicative of the results of operations that may be generated for the entire fiscal 1998 year. The unaudited pro forma adjustments are described in the accompanying notes to unaudited pro forma condensed consolidated financial data.

     This unaudited pro forma condensed consolidated financial data should be read in conjunction with the consolidated financial statements of DataMark and the related notes thereto, included herein as of and for the fiscal year ended June 30, 1997 and for the nine months ended March 31, 1998.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                                                          Historical
                                                       Historical          Digital         Pro Forma
                                                        DataMark           Courier        Adjustments            Pro Forma
                                                      ------------      -------------    -------------         -------------
CURRENT ASSETS:
  Cash                                                $  6,946,635       $     13,936    $ (1,500,000)   (a)   $  5,460,571
  Trade accounts receivable, net                             1,449             56,219                                57,668
  Inventory                                                 10,291                                                   10,291
  Other current assets                                     516,302              3,500               -               519,802
                                                      ------------       ------------    ------------          ------------
       Total current assets                              7,474,677             73,655      (1,500,000)            6,048,332
                                                      ------------       ------------    ------------          ------------

PROPERTY AND EQUIPMENT:
  Computer and office equipment                          5,992,855            137,404                             6,130,259
  Furniture, fixtures and leasehold
  improvements                                             737,965                  -               -               737,965
                                                      ------------        -----------    ------------          ------------
                                                         6,730,820            137,404                             6,868,224
  Less accumulated depreciation
    and amortization                                    (1,603,457)           (11,490)              -            (1,614,947)
                                                      ------------       ------------    ------------          ------------
       Net property and equipment                        5,127,363            125,914               -             5,253,277
                                                      ------------       ------------    ------------          ------------

INVESTMENT                                                 750,000                                                  750,000

OTHER ASSETS                                             1,243,220             20,500       1,309,719    (b)      2,573,439
                                                      ------------       ------------    ------------          ------------
          Total assets                                $ 14,595,260       $    220,069    $   (190,281)         $ 14,625,048
                                                      ============       ============    ============          ============

CURRENT LIABILITIES:
  Accounts payable                                    $    166,493       $    235,314    $          -          $    401,807
  Current portion of capital lease
    obligation                                             960,777                                                  960,777
  Accrued liabilities                                      471,361             61,523                               532,884
  Other current liabilities                                 33,000                  -               -                33,000
                                                      ------------       ------------    ------------          ------------
       Total current liabilities                         1,631,631            296,837               -             1,928,468
                                                      ------------       ------------    ------------          ------------

CAPITAL LEASE OBLIGATION, net of current
  portion                                                1,359,877                  -               -             1,359,877
                                                      ------------       ------------    ------------          ------------

STOCKHOLDERS' EQUITY:
  Common stock                                                 883                934            (934)   (b)
                                                                                                  466    (c)          1,349
  Treasury stock                                                 -                  -      (1,500,000)   (a)     (1,500,000)
  Additional paid-in capital                            22,595,286          1,042,925      (1,042,925)   (b)
                                                                                           13,044,958    (c)     35,640,244
  Stock subscription receivable                                  -            (25,000)                              (25,000)
  Accumulated deficit                                  (10,992,417)       ( 1,095,627)      1,095,627    (b)
                                                                 -                  -     (11,787,473)   (c)    (22,779,890)
                                                      ------------       ------------    ------------          ------------
       Total stockholders' equity                       11,603,752            (76,768)       (190,281)           11,336,703
                                                      ------------       ------------    ------------          ------------

          Total liabilities and stockholders'         $ 14,595,260       $    220,069    $   (190,281)         $ 14,625,048
           equity                                     ============       ============    ============          ============

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                    Historical
                                                   Historical        Digital          Pro Forma
                                                    DataMark         Courier         Adjustments            Pro Forma
                                                  -----------    ---------------    -------------         -------------
NET SALES                                         $     8,812         $        -    $          -          $      8,812
COST OF SALES                                             492                  -               -                   492
                                                  -----------         ----------    ------------          ------------
  Gross margin                                          8,320                  -               -                 8,320
                                                  -----------         ----------    ------------          ------------
OPERATING EXPENSES:
  Research and development                          4,364,252                627      11,787,473    (c)     16,152,352
  General and administrative                        1,400,916                            261,944    (d)      1,662.860
  Selling                                           1,897,664                  -               -             1,897,664
                                                  -----------         ----------    ------------          ------------
       Total operating expenses                     7,662,832                627      12,049,417            19,712,876
                                                  -----------         ----------    ------------          ------------
OPERATING LOSS                                     (7,654,512)              (627)    (12,049,417)          (19,704,556)
                                                  -----------         ----------    ------------          ------------
OTHER INCOME (EXPENSE):
  Interest and other income                           496,365                                                  496,365
  Interest expense                                       (704)                 -               -                  (704)
                                                  -----------         ----------    ------------          ------------
       Other income, net                              495,661                  -               -               495,661
                                                  -----------         ----------    ------------          ------------
LOSS FROM CONTINUING OPERATIONS                    (7,158,851)
  BEFORE INCOME TAXES                                                       (627)    (12,049,417)          (19,208,895)
INCOME TAX BENEFIT                                          -                  -               -                     -
                                                  -----------         ----------    ------------          ------------
LOSS FROM CONTINUING OPERATIONS                    (7,158,851)              (627)    (12,049,417)          (19,208,895)
                                                  -----------         ----------    ------------          ------------
DISCONTINUED OPERATIONS:
  Income from operations of discontinued
    direct mail marketing subsidiary, net of
    income tax provision of $180,263                  300,438                                                  300,438
  Loss from operations of discontinued
    Internet service provider subsidiary, net of
    income tax benefit of $180,263                 (2,482,403)                 -               -            (2,482,403)
                                                  -----------         ----------    ------------          ------------
LOSS FROM DISCONTINUED OPERATIONS                  (2,181,965)                 -               -            (2,181,965)
                                                  -----------         ----------    ------------          ------------
NET LOSS                                          $(9,340,816)        $     (627)   $(12,049,417)         $(21,390,860)
                                                  ===========         ==========    ============          ============

NET LOSS PER COMMON SHARE (Basic
  and Diluted):
  Loss from continuing operations                      $(0.86)                                            $      (1.72)
  Net loss                                             $(1.12)                                            $      (1.92)

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING (Basic and diluted)                   8,309,467                          2,859,080    (e)     11,168,547

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998

                                                     Historical       Historical        Proforma
                                                      DataMark     Digital Courier    Adjustments           Pro Forma
                                                    ------------   ----------------  -------------         ------------
NET SALES                                           $   405,158        $    96,895    $         -          $   502,053
COST OF SALES                                           323,201             39,432              -              362,633
                                                    -----------        -----------     ----------          -----------
  Gross margin                                           81,957             57,463              -              139,420
                                                    -----------        -----------     ----------          -----------
OPERATING EXPENSES:
  Research and development                            1,301,285            540,112                           1,841,397
  General and administrative                          2,881,136            611,351        196,458    (f)     3,688,945
  Selling                                             1,167,222                  -              -            1,167,222
                                                    -----------        -----------     ----------          -----------
       Total operating expenses                       5,349,643         1 ,151,463        196,458            6,697,564
                                                    -----------        -----------     ----------          -----------
OPERATING LOSS                                       (5,267,686)        (1,094,000)      (196,458)          (6,558,144)
                                                    -----------        -----------     ----------          -----------
OTHER INCOME (EXPENSE):
  Interest and other income                             115,823                                                115,823
  Interest expense                                     (108,746)                 -              -             (108,746)
                                                    -----------        -----------     ----------          -----------
       Other income, net                                  7,077                  -              -                7,077
                                                    -----------        -----------     ----------          -----------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                (5,260,609)        (1,094,000)      (196,458)          (6,551,067)
INCOME TAX BENEFIT (PROVISION)                        2,684,000             (1,000)             -            2,683,000
                                                    -----------        -----------     ----------          -----------
LOSS FROM CONTINUING OPERATIONS                      (2,576,609)        (1,095,000)      (196,458)          (3,868,067)
                                                    -----------        -----------     ----------          -----------
DISCONTINUED OPERATIONS:
  Income from operations of discontinued
    direct mail marketing subsidiary, net of
    income tax provision of $159,404                    111,377                                                111,377
  Gain on sale of direct mail marketing
    subsidiary, net of income tax provision of
    $2,636,831                                        4,394,717                                              4,394,717
  Loss from operations of discontinued
    Internet service provider subsidiary, net of
    income tax benefit of $159,404                     (265,674)                                              (265,674)
  Gain on sale of Internet service provider,
    net of income tax provision of $139,746             232,911                                                232,911
                                                    -----------                                            -----------
INCOME FROM DISCONTINUED
  OPERATIONS                                          4,473,331                  -              -            4,473,331
                                                    -----------        -----------     ----------          -----------
NET INCOME (LOSS)                                   $ 1,896,722        $(1,095,000)    $ (196,458)         $   605.264
                                                    ===========        ===========     ==========          ===========
NET INCOME (LOSS) PER COMMON
  SHARE :
  Loss from continuing operations:
    Basic                                           $     (0.30)                                           $     (0.34)
    Diluted                                         $     (0.29)                                           $     (0.33)
  Net Income:
    Basic                                                  0.22                                                   0.05
    Diluted                                                0.21                                                   0.05
WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING:
  Basic                                               8,660,717                         2,859,080    (e)    11,519,797
  Diluted                                             8,862,132                         2,859,080    (e)    11,721,212

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

DESCRIPTION OF THE TRANSACTIONS
-------------------------------

  These accompanying financial statements assume that the Company acquired all of Digital Courier's Common Stock in exchange for 4,659,080 shares of common stock as described in proposal no. 1 and the Company repurchased 1,800,000 shares of common stock for $1,500,000 as described in proposal no. 4.

(1)  BASIS OF PRESENTATION

  The accompanying unaudited pro forma condensed consolidated balance sheet has been prepared assuming that the repurchase of common stock (proposal no. 4) and the acquisition of Digital Courier (proposal no. 1) occurred on March 31, 1998. The unaudited pro forma condensed consolidated statements of operations have been prepared assuming that these transactions had occurred on July 1, 1996, the first day of the Company's most recent fiscal year.

(2)   PRO FORMA ADJUSTMENTS

  (a) Adjustment to record the repurchase of (1,800,000) shares of common stock from Chad Evans for $1,500,000 in cash.

  (b)  Adjustment to eliminate equity of Digital Courier International, Inc.

  (c) Adjustment to record the issuance of 4,659,080 shares of common stock to acquire Digital Courier and to record the allocation of the purchase price as follows:

                    Estimated fair value of common
                      shares issued                                            $13,045,424
                    Add:  Liabilities assumed                                      296,837
                    Less:  Tangible assets acquired                               (245,069)
                                                                               -----------
                    Excess purchase price                                       13,097,192
                    Less: Acquired in process research
                      and development                                           11,787,473
                                                                               -----------
                    Goodwill                                                   $ 1,309,719
                                                                               ===========

  (d) Adjustment to record goodwill amortization on $1,309,719 over a five year life for 1 year: ($1,309,719 x 20% = $261,944).

  (e) Adjustment to reflect increase in weighted average common shares outstanding for loss per share calculations as follows:

 Shares issued to acquire
  Digital Courier                               4,659,080
 Shares repurchased                             1,800,000
                                                ---------
Net increase in weighted
   average number of shares
   outstanding                                  2,859,080
                                                =========

  (f) Adjustment to record goodwill amortization on $1,309,719 over a five year life for 9 months: ($1,309,719 x 20% x 9/12 = $196,458).

                             DATAMARK HOLDING, INC.
                   (d/b/a DIGITAL COURIER TECHNOLOGIES, INC.)

                                    SUMMARY


  DataMark Holding, Inc. (currently doing business as "Digital Courier Technologies, Inc.," and referred to herein as "DMH" or the "Company") was incorporated under the laws of the State of Delaware on May 16, 1985. The Company is an Internet services company. Through its sophisticated technology and software and its unique business strategy, the Company engages in e-commerce and provides complex Internet content development, packaging and distribution for Internet portals and websites. In addition to e-commerce and complex web hosting from its data center, the Company has created virtual content and commerce products that can be branded and used by existing Internet portals, websites and Internet communities. Its main product offerings are Videos Now
(TM), WeatherLabs(TM) and Books Now(TM).

  The Company was formed as a national direct marketing company, and began incorporating online business strategies in fiscal 1994 with the objective of becoming a national leader in the interactive online direct marketing industry. The Company recruited an experienced management and technical team to design and implement a high-end Internet services business model. In addition to engineering and constructing a state-of-the-art computer and data facility in Salt Lake City, the Company acquired an Internet access business and entered into strategic alliances with companies in the electronic mail ("email") business. The Company formed a division to create a network of interconnected Web communities to be promoted by local television station affiliates. The Company's VideosNow(TM), WeatherLabs(TM) and Books Now(TM), divisions have developed Internet transaction and information products that are elegant, robust and scalable across multiple platforms and which can be branded by the Company's customers and used on their websites. The Company believes that numerous revenue opportunities for its divisions exist in the rapidly expanding Internet industry.

  The Company's combined strengths of advanced technology and experience in industries in which it is creating sophisticated Internet products give it a competitive edge in creating viable transaction and e-commerce opportunities on the Internet.


                               INTERNET STRATEGY

GENERAL

  The Company provides sophisticated transactional products and solutions for the Internet. In addition to e-commerce products and complex web hosting from its data center, the Company has created virtual content and commerce products that can be branded and used by existing Internet portals, websites and Internet communities. Its three principal divisions are WeatherLabs(TM), VideosNow(TM) and Books Now(TM). The proposed acquisition of Digital Courier adds leading Internet software development and transaction processing and clearing technology which will give the Company a competitive advantage in the fast-paced Internet commerce industry.

THE TECHNOLOGY

  The Company's computer facility is a state-of-the-art data center which supports the content products and services offered by the Company over the Internet. It has duplicate systems in place for power, network, environment, and fire suppression.

  The computer center is divided into two basic areas. In the first area are four HP 9000-series servers. Three of the four are HP K420 class servers with 4 processors and 1 GB RAM each, while the other is an HP T520 with 10 processors and 4 GB of RAM. In addition to the servers, there are two high-speed integrated disk arrays of 40 and 418 GB.

  In addition to the HOP UNIX servers, there are 25 rack-mounted NT servers. Each has 128 MB Ram, 4 GB SCSI drives, redundant network connections, and dual power supplies.

  The entire collection of servers is backed up by an EMC system running on a Sun Sparc 1000 server.

  The facility is currently wired to accept up to OC12 fiber from a service provider. This data feed is run through a Cisco 7513 router via dual ATM circuits to a Fore ASX-1000 Backbone Switch. From there the signal is split into FDDI signals, and the ES-3810 ATM to ethernet switches.

  The entire internal network runs on several separate systems depending on how they are configured. A dual-homed 155 MB/s ATM system runs from a main ATM switch to the Hewlett Packard ("HP") 9000 servers and backup unit. In addition there is a FDDI ring between the HP 9000 servers and the main switching and routing gear. Standard switched ethernet also connects from the main switches to the entire data center.

  The power systems include redundant power conditioning units from United Power which operate on two power feeds for the data center. If both of these fail, dual UPS systems will be triggered automatically (either carriers provide sufficient capacity for the entire data center). If the power outage is long-term, there is a backup generator with sufficient fuel for approximately one week of sustained use.

  Fire suppression systems include a standard automatic high-pressure Halon system with a variety of heat and particulate-based detection systems. In addition to the Halon, there is a standard dry-pipe system for emergency use. Environmental control is centered on two HVAC units, each capable of operating independently and individually maintaining a comfortable operating environment for the machines.

  The physical security of the data center is maintained via a card reading system which records all movement in and out of the main room. All exits are locked at all times and require a card or presence of an individual with the appropriate clearance.

  The network security for the center is based on the Sun Screen Secure Net 2.0 firewall product. Security is designed with compartmentalization in mind: if some component of the systems fails or is compromised, there will not be a system-wide failure. From the initial screening router, to the firewalls and data servers, each component is designed to be as independent as possible without sacrificing inter-operability.

VIDEOS NOW(TM)

  Videos Now is a comprehensive online video wholesaler and retailer that helps businesses create customized and effective virtual video storefronts. The powerful content and commerce engines from Digital Courier give extensive flexibility to businesses looking to seamlessly integrate a virtual video store into their Web sites, cellular phones, kiosks or wireless PDA services. The Company recently signed a major contract with America Online, pursuant to which Videos Now will be the "Premier Video Partner" throughout the AOL online service, Digital City, and AOL.com. (see "Subsequent Events" footnote 11 to the Company's June 30, 1997 consolidated financial statements)

  Videos Now, under development for the past nine months, is anticipated to go online in September 1998 and begin accepting and processing orders for video product purchases. Among the features of the Videos Now site are a library of over 100,000 videos, a broad range of movie categories, DVD and Laserdisc inventory, streaming video previews, major discounts on selected titles, and monthly specials. The Company is also enabling its technology to deliver video-on-demand for its customers.

     Videos Now offers highly customized, pre-indexed video libraries for niche-oriented channels on major portals or niche-oriented businesses and special interest Web sites, such as health care, home cooking, skiing or biotechnology. The Videos Now library can be tailored to the specific needs of the channel, site or business customer. For example, a sports-oriented site may wish to offer only sports related videos through its virtual video store, keeping a focus to its overall site. Videos Now business customers can define and purchase their own video libraries online, and automatically receive the updates to their video storefront the same day.

     The search capabilities of Videos Now(TM) offer robust navigation through thousands of video titles. Moreover, Videos Now is fully integrated with the entire range of online products from the Company. This integration with Books Now(TM) and WeatherLabs provides relevant video title offerings when cross referenced by a book search or a weather-related media search.

     By securely storing purchasing information such as billing and shipping information for each retail customer, Videos Now offers its customers easy-to-use, one-button, one-touch shopping. Customers can keep track of their video title purchases and request to be notified when titles of a particular subject matter or authorship are added to the library. In addition, customers can be notified when particular titles are marked down by a given price percentage, keeping them abreast of the best buys on the Internet.

WEATHERLABS

  In May, 1998, the Company purchased WeatherLabs, Inc., one of the leading providers of weather and weather-related information on the Internet.

     GENERAL

     WeatherLabs has provided its clients commercially-focused, weather-related products and services that dramatically enhance the value of end-user sites and services since 1990. From site planning and marketing development, to custom application design and deployment, the veteran meteorologists, innovative engineers and creative designers at WeatherLabs offer comprehensive meteorological data available on the Internet to any business affected by the
weather.   Clients include Excite Inc, @Home, Netscape, Conde Nast, SkyTel,
Nokia, and Philips Multimedia, and Preview Travel.

     TECHNOLOGY

     As a pioneer in object-oriented software development, WeatherLabs encapsulates meteorological and atmospheric science into portable Java objects in component form that accurately represent the attributes of meteorological conditions. With this solid technology foundation and the most advanced tools from JavaSoft, Sun Microsystems, Visigenic and Netscape Communications, the WeatherLabs development team can continuously and easily enhance the accuracy of forecasting and analytic engines on the fly without interrupting the production process.

     The STORM Software Framework. To ensure that weather data and meteorological measurements are collected and processed efficiently, WeatherLabs relies upon STORM, the Company's proprietary Java-based and object-oriented system architecture. STORM permeates every aspect of WeatherLabs and is responsible for numerical analysis, meteorological science and forecasting algorithms--as well as the processing and packaging of the data as varied as ski reports, airport delay forecasts, and editorial content. As a server side architecture which places the bulk of weather data and algorithmic processing on the Company's highly specialized computing facilities, STORM enables easy integration of the entire WeatherLabs product line through a lightweight client side connection.

     Distribution: Taking a Ride on the WeatherBus&trade. Before critical weather information reaches clients, data speeds through the CORBA/IIOP-based WeatherBus™ pipeline to the WeatherFactory™ research and development facility. After thorough information analysis and processing with STORM, the WeatherBus automatically delivers weather products to WeatherLabs clients in any electronic format. In this critical process, built-in load balancing allows STORM to maximize the delivery performance of information through the WeatherBus from source to final destination.

     Security and Seamless Integration. WeatherLabs products are seamlessly integrated into proprietary systems with maximum reliability and security through the Company's real-time encoding system which employs point-to-point encryption, digital signatures, and dual firewall gateways.

     Continuous Weather Information 24 hours a day, 7 days a week. WeatherLabs ensures the constant flow of weather information to its clients by leveraging system redundancy in each of its technology centers. Satellite dishes in San Francisco, London, St. Kitts and Salt Lake City work around the clock to provide constant--and identical--data to all three WeatherLabs weather centers which house redundant servers and multiple T1 connections for uninterrupted weather reporting 24 hours a day, seven days a week. As STORM assimilates volumes of weather information around the clock, innovative WeatherLabs products from historical analytics to detailed forecasts are available for any geocode on the planet--down to any street address in the world.

BOOKS NOW(TM)

     In January 1998, the Company purchased Books Now, Inc., which sells books over the Internet through its strategic relations with certain magazine distribution companies. Books Now has entered into agreements with over 200 magazine companies and online entities. Books Now provides book ordering fulfillment services in correlation to certain magazine book reviews, book mentions and advertisements. Among the magazines with which Books Now has contracts are Cosmopolitan, Science News, Southern Living and Field & Stream.

     Through its "Virtual Bookstore" program, Books Now develops, builds and maintains a bookstore branded with the look, feel and navigational tools of the partnering website. This Virtual Bookstore is linked from the partner's websites home page and other integral locations. Visitors to the magazine's web site are thus given the opportunity to purchase books which are thematically related to the content and subject of the magazine. For example, a visitor to the Field & Stream website can, through the Books Now "Virtual Bookstore" (branded as the Field & Stream Bookstore), see specially-indexed outdoor activity books available for sale. The "Virtual Bookstore" promotes books on such topics as hunting, fishing, camping, hiking etc. Similarly, "Virtual Bookstores" on other partner websites might be targeted and highlighted with sport books, design books, health books, etc.

     Books Now does not attempt to compete with the major destination booksellers on the Internet, such as Amazon and Barnes & Noble. Books Now does not attempt to divert Internet traffic to its destination website. Rather, it enables existing websites to share in books sales revenue while keeping visitors within their site and brand. Participating websites which at this time primarily consist of magazine websites are able to brand the Company's technology and e-commerce capabilities with its own interface and logo in the form of a virtual bookstore. Purchases made over the Internet from such websites result in revenue for both Books Now and the website.

MARKETING

     Each division of the Company has its own specialized marketing staff to promote and sell the Company's virtual commerce products to websites, online services and other Internet businesses. Prominent positioning on major portals to increase visibility has been a primary marketing goal. For example, the prominence of the WeatherLabs weather service on major sites such as Excite has led to numerous "inbound" requests to license the service on other websites. The marketing staff continues to develop relationships with major Internet companies and websites, and will attempt to position the Company's virtual commerce products and processing and clearing technology for greater visibility and market recognition.

     The WeatherLabs marketing department works out of the Company's San Francisco offices, and the Books Now and Videos Now departments work out of the Company's Salt Lake City offices.

SIGNIFICANT CUSTOMERS

     The Company is not dependant upon a single customer. Videos Now, when launched in September 1998, will initially derive most of its revenue from its presence on the America Online network and on AOL.com. The Company is currently in negotiations with other major portals and Web sites, however, consummation of any of such prospective transactions will lessen the dependence of Videos Now on America Online members and visitors. Although the WeatherLabs business model has benefited from its high profile on the Excite search engine, its major sources of revenue will come from licensing the technology and services to many websites, both large and small, and from advertising revenue sharing arrangements. Moreover, WeatherLabs has recently entered into agreements with such major Internet companies as @Home, Netscape and Preview Travel. BooksNow derives its income from its relationships with over 200 magazines.

RESEARCH AND DEVELOPMENT

     The Company has invested significant resources in research and development over the last three years. During the fiscal years ended June 30, 1996 and 1997 and the nine month period ended March 31, 1998, the Company has spent $1,565,718, $4,364,252 and $1,301,285, respectively, on research and development. Although the Company's Books Now and WeatherLabs divisions have current revenues from a variety of sources, the VideosNow division is still largely in development. It is anticipated that this division will begin to generate revenue during the next fiscal year, and that the Company's expenditures on research and development will correspondingly decrease.

SEASONALITY

     To date the Company has not experienced any significant seasonal pattern to its business. It is anticipated, however, that as the Company's virtual commerce sites begin to generate increased revenue, the second quarter of the Company's fiscal year (October through December) will be responsible for a disproportionate share of the Company's revenue. This corresponds to the increased "holiday" shopping on the Internet.


                                  COMPETITION

     The market for Internet products and services is highly competitive and competition is expected to continue to increase significantly. In addition, the Company expects the market for Internet-based commerce and advertising, to the extent it continues to develop, to be intensely competitive. There are no substantial barriers to entry in these markets, and the Company expects that competition will continue to intensify. Although the Company believes that the diverse segments of the Internet market will provide opportunities for more than one supplier of products and services similar to those of the Company, it is possible that a single supplier may dominate one or more market segments.

     The Company competes with many other providers of online national and local content, advertising and commerce. Companies such as Amazon, Barnes & Noble, CD Universe, Reel.com and others sell books and videos on the Internet, directly competing with the Company's Books Now and Videos Now divisions. These companies have far greater financial resources than the Company. The Company also competes with The Weather Channel, Accu-Weather, and other major providers of weather and weather information on the Internet.

     Many of the Company's existing competitors, as well as a number of potential new competitors, have significantly greater financial, technical and marketing resources than the Company. In addition, providers of content and advertising on the Internet may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies, such as Microsoft or Netscape.

     In the future, the Company expects to face competition in the various demographic and geographic markets addressed by the Company. This competition may include companies that are larger and better capitalized than the Company and that have expertise and established brand recognition in these markets. There can be no assurance that the Company's competitors will not develop Internet products and services that are superior to those of the Company or that achieve greater market acceptance than the Company's offerings. Moreover, a number of the

Company's current customers, licensees and partners have also established relationships with certain of the Company's competitors, and future advertising customers, licensees and partners may establish similar relationships.

     The Company also competes with online services and other Web site operators, as well as traditional offline media such as television, radio and print for a share of consumers' Internet purchases and advertisers' total advertising budgets. The Company believes that the number of companies selling Web-based advertising and the available inventory of advertising space have increased substantially during the past year. Accordingly, the Company may face increased pricing pressure for the sale of advertisements. There can be no assurance that the Company will be able to compete successfully against its current or future competitors or that competition will not have a material adverse effect on the Company's business, operating results and financial condition.

 .

                                 FINANCIAL DATA

     The following selected unaudited consolidated financial data should be read in conjunction with the Company's consolidated financial statements and notes thereto appearing elsewhere herein. The selected unaudited consolidated financial data has been retroactively restated to reflect the direct mail marketing business and the operations of SISNA, Inc. as discontinued operations.

QUARTERLY RESULTS

     The unaudited financial information of the Company is for the quarters ended September 30, 1997, December 31, 1997 and March 31, 1998 and for each quarter for fiscal 1997. This information has been derived from the quarterly financial statements of the Company which are unaudited but which, in the opinion of management, have been prepared on the same basis as the audited financial statements included herein and include all adjustments (consisting only of normal recurring items) necessary for a fair presentation of the financial results for such periods.


                                                                      For the three months ended
                                                                      --------------------------
                                                       Sep. 30, 1997        Dec. 31, 1997         Mar. 31, 1998
                                                     ------------------   ------------------   -------------------
Net sales                                                  $    17,545          $     1,942           $   385,671
Cost of sales                                                    5,459               59,598               258,144
                                                           -----------          -----------           -----------
     Gross margin                                               12,086              (57,656)              127,527
                                                           -----------          -----------           -----------
Operating expenses:
     Research and development                                  473,350              373,717               454,218
     General and administrative                                934,563              824,300             1,122,273
     Selling                                                   642,006              336,355               188,861
                                                           -----------          -----------           -----------
                                                             2,049,919            1,534,372             1,765,352
                                                           -----------          -----------           -----------
Other income (expense), net                                     61,063              (27,589)              (26,397)
                                                           -----------          -----------           -----------
Loss  from continuing operations before income
  taxes                                                     (1,976,770)          (1,619,617)           (1,664,222)
Benefit (provision) for income taxes                                 -              (49,829)            2,733,829
                                                           -----------          -----------           -----------
Income (loss) from continuing operations                    (1,976,770)          (1,669,446)            1,069,607
                                                           -----------          -----------           -----------
Discontinued operations:
Income (loss) from continuing operations
  marketing operations, net of income taxes                    110,558               51,368               (50,548)
Loss from operations of discontinued internet
  service provider operations, net of income taxes            (121,431)            (123,546)              (20,698)
Gain on sale of direct mail marketing operations,
  net of income taxes                                                -                    -             4,394,717
  Gain  on sale of internet service provider
    operations, net of income taxes                                  -                    -               232,911
                                                           -----------          -----------           -----------
Income (loss) from discontinued operations                     (10,873)             (72,178)            4,556,382
                                                           -----------          -----------           -----------
Net income (loss)                                          $(1,987,643)         $(1,741,624)          $ 5,625,989
                                                           ===========          ===========           ===========

Net income (loss)  per common share:

  Income (loss) from continuing operations:
    Basic                                                  $     (0.23)         $     (0.19)          $      0.12
    Diluted                                                      (0.23)               (0.19)                 0.12

  Net income (loss):
    Basic                                                        (0.23)               (0.20)                 0.64
    Diluted                                                      (0.23)               (0.20)                 0.64

Weighted average common shares outstanding
  Basic                                                      8,560,932            8,605,767             8,763,505
  Diluted                                                    8,560,932            8,605,767             8,832,086

                                                                        For the three months ended
                                                                        --------------------------
                                                     Sep. 30, 1996    Dec. 31, 1996    Mar 31, 1997    Jun. 30, 1997
                                                     --------------   --------------   -------------   --------------
Net sales                                                        -                -               -            8,812
Cost of sales                                                    -                -               -              492
                                                        ----------      -----------     -----------      -----------
     Gross margin                                                -                -               -            8,320
                                                        ----------      -----------     -----------      -----------
Operating expenses:
     Research and development                              373,463          734,131       1,050,463        2,206,194
     General and administrative                            109,027          272,640         388,405          630,844
     Selling                                               657,871          273,582         341,400          624,812
                                                        ----------      -----------     -----------      -----------
                                                         1,140,361        1,280,353       1,780,268        3,461,850
                                                        ----------      -----------     -----------      -----------
Other income (expense), net                                160,691          128,840         120,259           85,871
Loss  from continuing operations before
  income taxes                                            (979,670)      (1,151,513)     (1,660,009)      (3,367,659)
Benefit (provision) for income taxes                        51,813           33,850               -                -
                                                        ----------      -----------     -----------      -----------
Loss from continuing operations                           (927,857)      (1,117,663)     (1,660,009)      (3,367,659)
                                                        ----------      -----------     -----------      -----------
Discontinued operations:
  Income from discontinued direct mail marketing
    operations, net of income taxes                         86,356           56,415         120,901           36,766
  Loss from discontinued internet service provider
    operations, net of income taxes                              -                -      (1,823,006)        (745,060)
                                                        ----------      -----------     -----------      -----------
Income (loss) from discontinued operations                  86,356           56,415      (1,702,105)        (708,294)
                                                        ----------      -----------     -----------      -----------
Net loss                                                $ (841,501)     $(1,061,248)    $(3,362,114)     $(4,075,953)
                                                        ==========      ===========     ===========      ===========

Net loss  per common share:
  Income (loss) from continuing operations:
    Basic                                               $    (0.11)     $     (0.14)    $     (0.20)     $     (0.41)
    Diluted                                                  (0.11)           (0.14)          (0.20)           (0.41)

  Net income (loss):
    Basic                                                    (0.10)           (0.13)          (0.40)           (0.49)
    Diluted                                                  (0.10)           (0.13)          (0.40)           (0.49)

Weighted average common shares outstanding:
  Basic                                                  8,110,407        8,126,649       8,479,376        8,309,467
  Diluted                                                8,110,407        8,126,649       8,479,376        8,309,467

(1) The sum of net income (loss) per share amounts for the four quarters may not equal annual amounts due to rounding.

ANNUAL RESULTS

     The following unaudited selected financial data should be read in conjunction with the Company's consolidated financial statements appearing elsewhere herein.


                                                                         For the Year Ended June 30,
                                                                         ---------------------------
                                                         1997           1996           1995          1994         1993
                                                     ------------   -------------   -----------   ----------   ----------
Statement of Operations Data:
Net sales                                            $     8,812    $          -    $        -    $        -   $        -
Cost of sales                                                492               -             -             -            -
                                                     -----------     -----------    ----------    ----------   ----------
     Gross margin                                          8,320               -             -             -            -
                                                     -----------     -----------    ----------    ----------   ----------
Operating expenses:
     Research and development                          4,364,252       1,565,718       560,915             -            -
     General and administrative                        1,400,916         685,528        56,199             -            -
     Selling                                           1,897,664               -             -             -            -
     Compensation expense related to issuance
        of options by principal stockholder                    -       1,484,375             -             -            -
                                                     -----------     -----------    ----------    ----------   ----------
                                                       7,662,832       3,735,621       617,114             -            -
                                                     -----------     -----------    ----------    ----------   ----------
Other income (expense), net                              495,661          57,209          (973)            -            -
                                                     -----------     -----------    ----------    ----------   ----------
Income (loss) from continuing operations before
  income taxes                                        (7,158,851)     (3,678,412)     (618,087)            -            -
Benefit for income taxes                                       -          91,999       132,681             -            -
                                                     -----------     -----------    ----------    ----------   ----------
Loss from continuing operations                       (7,158,851)    $(3,586,413)   $ (485,406)   $        -   $        -
                                                     -----------     -----------    ----------    ----------   ----------
Discontinued operations:
  Income from discontinued direct
    mail marketing operations, net of income taxes       300,438         153,332       221,136        62,998       53,327
  Loss from discontinued internet
    service provider operations, net of income taxes  (2,482,403)              -             -             -            -
                                                     -----------     -----------    ----------    ----------   ----------
Income (loss) from discontinued operations            (2,181,965)        153,332       221,136        62,998       53,327
                                                     -----------     -----------    ----------    ----------   ----------
Net income (loss)                                    $(9,340,816)    $(3,433,081)   $ (264,270)   $   62,998   $   53,327
                                                     ===========     ===========    ==========    ==========   ==========

Net income (loss)  per common share:
  Income (loss) from continuing operations:
    Basic                                            $     (0.86)    $     (0.61)   $    (0.10)   $        -   $        -
    Diluted                                                (0.86)          (0.61)        (0.10)            -            -

  Net income (loss):
    Basic                                                  (1.12)          (0.58)        (0.06)         0.01         0.01
    Diluted                                                (1.12)         (0..58)        (0.06)         0.01         0.01

Weighted average common shares outstanding:
  Basic                                                8,309,467       5,917,491     4,713,028     4,282,299    4,242,026
  Diluted                                              8,309,467       5,917,491     4,713,028     4,432,881    4,242,026

                                                                               As of June 30,
                                                                               --------------
                                                           1997          1996          1995        1994       1993
                                                        -----------   -----------   ----------   --------   --------
Balance Sheet Data:
Working capital                                         $ 3,624,308   $12,774,113   $  794,156   $350,428   $224,121
Total assets                                             11,320,660    16,222,902    1,073,225    476,210    285,703
Long-term debt, net of current portion                            -             -            -          -          -
Stockholders' equity                                      9,826,083    15,541,624    1,073,225    476,210    285,703

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

OVERVIEW

     The Company began operations in 1987 to provide a highly targeted business to consumer advertising through direct mail. Since the Company's founding, the direct mail marketing business had provided substantially all of the Company's revenues. The direct mail marketing business was sold in March 1998 and its results of operations are classified as discontinued operations in the accompanying consolidated financial statements.

     In fiscal 1994, the Company began developing its own proprietary websites. Since fiscal 1994, the Company has devoted significant resources towards the development and launch these websites.

     In January 1997, the Company acquired Sisna, Inc. ("Sisna"), an Internet service provider headquartered in Salt Lake City, Utah. In March 1998, Sisna was resold to its original owner for 35,000 shares of the Company's common stock. Sisna's results of operations are included in the accompanying consolidated statements of operations from the date of acquisition through the date of sale, as discontinued operations.

     In January 1998, the Company acquired all of the outstanding stock of Books Now, Inc. ("Books Now"), a book reseller, in exchange for a maximum of 362,500 shares of the Company's common stock. One hundred thousand shares were issued at closing and 262,500 shares are subject to a three-year earn-out contingency based upon achieving certain financial performance objectives. The acquisition was accounted for as a purchase. Books Now's results of operations are included in the accompanying consolidated statements of operations since the date of acquisition. In May, 1998, the Company acquired all of the outstanding stock of WeatherLabs, Inc., a provider of weather and weather-related information and products on the Internet, in exchange for up to 777,220 shares of the Company's common stock. 253,260 shares were issued at closing, and an additional 523,960 shares may be issued upon the attainment by WeatherLabs of certain financial performance targets. The acquisition was accounted for as a purchase. Because the transaction was not consummated until May, 1998, WeatherLabs' results of operations are not yet included in the accompanying consolidated statements of operations of the Company.

     The Company has entered into a Stock Exchange Agreement with Digital Courier International, Inc., a Nevada corporation ("Digital Courier"), dated as of March 17, 1998 (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the Company has agreed to issue 4,659,080 shares of its common stock to the shareholders of Digital Courier. This acquisition will be accounted for as a purchase and the Company anticipates that approximately $11.7 million of the total purchase price of approximately $13 million will be allocated to in process research and development and will be expensed in the period the acquisition is consummated. Digital Courier is a Java-based Internet and wireless communications software development company originally incorporated as Digital Courier Technologies, Inc. on July 23, 1996. For the year ended December 31, 1997, Digital Courier had no revenues.


RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 1998 COMPARED WITH THREE MONTHS ENDED MARCH 31, 1997, AND NINE MONTHS ENDED MARCH 31, 1998 COMPARED WITH NINE MONTHS ENDED MARCH 31, 1997

Net Sales

     Net sales for the three months ended March 31, 1998 were $385,671. The Books Now operations accounted for $141,160 of these net sales and a one time sale of a turn-key Internet computer system accounted for $240,854. Net sales from WorldNow Online during the three months ended March 31, 1998 were minimal. There were no net sales from continuing operations during the three months ended March 31, 1997.

     Net sales for the nine months ended March 31, 1998 were $405,158. The Books Now operations accounted for $141,160 of net sales and a one time sale of a turn-key Internet computer system accounted for $240,854. Net sales from WorldNow Online during the nine months ended March 31, 1998 were minimal. There were no net sales from continuing operations during the nine months ended March 31, 1997.

COST OF SALES

     Cost of sales for the computer online operations during the three months ended March 31, 1998 were $258,144, or 66.9% of computer online marketing sales. Cost of sales for the computer online operations during the nine months ended March 31, 1998 were $323,201, or 79.8% of computer online marketing sales. Cost of sales as a percentage of sales was less during the three months ended March 31, 1998 than during the nine months ended March 31, 1998 due to higher markups on the sale of a turn-key Internet computer system. There were no sales or related cost of sales for the comparable periods in 1997.

OPERATING EXPENSES

     General and administrative expense increased 188.9% to $1,122,273 during the three months ended March 31, 1998 from $388,405 during the three months ended March 31, 1997. The increase in general and administrative expense was due to the addition of administrative and support staff, depreciation expense, as well as increased related facilities costs, associated with WorldNow Online.

     General and administrative expense increased 274.1% to $2,881,136 during the nine months ended March 31, 1998 from $770,072 during the nine months ended March 31, 1997. The increase in general and administrative expense was due to the addition of administrative and support staff, depreciation expense, as well as increased related facilities costs, associated with WorldNow Online.

     Selling expense decreased 44.7% to $188,861 during the three months ended March 31, 1998 from $341,400 during the three months ended March 31, 1997. The decrease in selling expense was due to reductions in the sales and marketing staff of WorldNow Online

     Selling expense decreased 8.3% to $1,167,222 during the nine months ended March 31, 1998 from $1,272,853 during the nine months ended March 31, 1997. The decrease in selling expense was due to reductions in the sales and marketing staff of WorldNow Online.

     Research and development expense decreased 56.8% to $454,218 during the three months ended March 31, 1998 from $1,050,463 during the three months ended March 31, 1997. Research and development expense decreased due to reduced levels of activity required for the development of WorldNow Online. To be competitive, the Company must continue to enhance and improve the responsiveness, functionality, features and content of the WorldNow online main web site.

DISCONTINUED OPERATIONS

     Research and development costs decreased 39.7% to $1,301,285 during the nine months ended March 31, 1998 from $2,158,057 during the nine months ended March 31, 1997. Research and development costs have decreased due to reduced levels of activity currently required for the development of WorldNow Online. To remain competitive, the Company must continue to enhance and improve the responsiveness, functionality, features and content of the WorldNow online main site.

     During the three months ended March 31, 1998, the Company sold its direct mail marketing and Internet service operations for pretax gains of $7,031,548 and $372,657, respectively. During the three months ended March 31, 1998, the direct mail marketing operations incurred a pretax loss of $80,877 as compared to a pre-tax profit of $193,441 during the three months ended March 31, 1997. During the three months ended March 31, 1998, the Internet service operations incurred a pretax loss of $33,117 as compared to a pretax loss of $1,895,546 during the three months ended March 31, 1997. The Internet service operations loss incurred during the three months ended March 31, 1997 included a charge of $1,674,721 for acquired in-process research and development.

     During the nine months ended March 31, 1998, the Company sold its direct mail marketing and Internet service operations for pretax gains of $7,031,548 and $372,657, respectively. During the nine months ended March 31, 1998, the pretax profit from the direct mail marketing operations was $178,204 as compared to a pre-tax profit of $421,875 during the nine months ended March 31, 1997. During the nine months ended March 31, 1998, the Internet service operations incurred a pretax loss of $425,078, as compared to a pre-tax loss of $1,895,546 during the nine months ended March 31, 1997. The Internet service operations loss incurred during the nine months ended March 31, 1997 included a charge of $1,674,721 for acquired in-process research and development.

YEAR ENDED JUNE 30, 1997 COMPARED WITH YEAR ENDED JUNE 30, 1996

Net Sales

     Net sales for the year ended June 30, 1997 were $8,812. There were no net sales from continuing operations during the year ended June 30, 1996.

COST OF SALES

     Cost of sales for the computer online operations for the year ended June 30, 1997 were $492. There were no sales or related cost of sales for the year ended June 30, 1996.

OPERATING EXPENSES

     Research and development expense increased 178.7% to $4,364,252 during the year ended June 30, 1997 from $1,565,718 during the year ended June 30, 1996. Research and development expense increased due to accelerated levels of activity required for the development of WorldNow Online.

     General and administrative expense increased 104.4% to $1,400,916 during the year ended June 30, 1997 from $685,528 during the year ended June 30, 1996. The increase in general and administrative expense was due to the addition of administrative and support staff, as well as increased related facilities costs, associated with WorldNow Online.

     Selling expense for the year ended June 30, 1997 was $1,897,664. The Company did not incur any selling expense during the year ended June 30, 1996 related to continuing operations, because the WorldNow Online main web site was in its early development stages and was not at the point where net sales could be attained.

DISCONTINUED OPERATIONS

     During March 1998, the Company sold its direct mail marketing and Internet service operations, therefore, their results of operations are presented as discontinued operations. During the year ended June 30, 1997, pretax income from the direct mail marketing operations was $480,701 as compared to $245,331 for the year ended June 30, 1996. During the year ended June 30, 1997, the Internet service operations incurred a pretax loss of $2,662,666. There were no Internet service operations during the year ended June 30, 1996.

YEAR ENDED JUNE 30, 1996 COMPARED WITH THE YEAR ENDED JUNE 30, 1995

NET SALES

     There were no net sales for the years ended June 30, 1996 and 1995 from continuing operations.

COST OF SALES

     There were no cost of sales for the years ended June 30, 1996 and 1995 from continuing operations.

OPERATING EXPENSES

     Research and development expense increased 179.1% to $1,565,718 during the year ended June 30, 1996 from $560,915 during the year ended June 30, 1995. Research and development expense increased due to accelerated levels of activity required for the development of WorldNow Online.

     General and administrative expense related to continuing operations increased 1,120% to $685,528 during the year ended June 30, 1996 from $56,199 during the year ended June 30, 1995. The increase in general and administrative expense was due to hiring the initial administrative and support staff, as well as increased facilities costs for the administrative and support staffs, associated with WorldNow Online.

     The Company did not incur any selling expense related to continuing operations during the years ended June 30, 1996 and 1995, because the WorldNow Online main web site was in its early development stages and was not at the point where net sales could be attained.

DISCONTINUED OPERATIONS

     During March 1998, the Company sold its direct mail marketing and Internet service operations, therefore, their results of operations are presented as discontinued operations. During the year ended June 30, 1996, pretax income from the direct mail marketing operations was $245,331 as compared to $353,817 for the year ended June 30, 1995. There were no Internet service operations during the years ended June 30, 1996 and 1995.

LIQUIDITY AND CAPITAL RESOURCES

     Prior to calendar year 1996, the Company satisfied its cash requirements through cash flows from operating activities and borrowings from financial institutions and related parties. However, in order to fund the expenses of developing and launching WorldNow Online, in March 1996, the Company began a private placement to major institutions and other accredited investors (the "March 96 Placement"). The Company completed the March 96 Placement for net proceeds of $16,408,605 during fiscal year 1997, including the exercise of warrants.

     In October 1997, the Company entered into a three-year sale and leaseback agreement which provided the Company with $2,750,000 in additional working capital. The Company was required to place $250,000 in escrow upon signing this agreement.

     In March 1998, the Company sold the net assets of DataMark Systems, Inc., its direct mail marketing subsidiary. To date, the Company has received $6,857,300 from the sale of these net assets and will receive an additional $800,000 in June 1999.

     In April 1998, the Company purchased 1,800,000 shares of its common stock held by a former officer of the Company in exchange for $1,500,000 in cash.

     On June 1, 1998, the Company entered into a thirty-nine month Interactive Marketing Agreement with America Online, Inc. ("AOL"), wherein the Company has agreed to pay AOL $12,000,000. The Company is scheduled to make cash payments to AOL of $1,200,000 upon execution of the agreement in June 1998, $4,000,000 prior to January 1, 1999, $4,000,000 prior to July 1, 1999 and $2,800,000 prior to January 1, 2000.

     AOL has exercised its option under to the contract and has received 955,414 shares of the Company's common stock. The issuance of this stock will result in a non-cash charge to the Company's earnings during the year ended June 30, 1998 of approximately $7,200,000.

     Operating activities used $5,271,723 during the nine months ended March 31, 1998 compared to $3,415,405 during the nine months ended March 31, 1997. The increase in cash used by operating activities during the nine months ended March 31, 1998 as compared to 1997 was primarily attributable to increased research and development and general and administrative expenditures associated with WorldNow Online.

     Operating activities used $6,334,660 during the year ended June 30, 1997 compared to $1,385,567 during the year ended June 30, 1996. The increase in cash used by operating activities during the year ended June 30, 1997 as compared to 1996 was primarily attributable to increased research and development, general and administrative and selling costs associated with WorldNow Online.

     Cash used in investing activities was $1,531,476 and $3,283,234 during the nine months ended March 31, 1998 and 1997, respectively. During the nine months ended March 31, 1998, the Company's investing activities included the investment in CommTouch, Ltd. of $750,000 and the acquisition of equipment for $802,414. During the nine months ended March 31, 1997, the Company acquired $2,675,116 of equipment and invested $608,118 in net long-term assets of discontinued operations.

     Cash used in investing activities was $3,697,694 and $2,659,840 during the years ended June 30, 1997 and 1996, respectively. During the year ended June 30, 1997, the Company's investing activities included the acquisition of equipment for $3,188,360 and investment in $509,334 of net long-term assets of discontinued operations. During the year ended June 30, 1996, the Company acquired $2,589,212 of equipment and invested $70,628 in net long-term assets of discontinued operations.

     Cash provided by financing activities was $8,797,560 during the nine months ended March 31, 1998 as compared to $1,786,354 during the nine months ended March 31, 1997. The increase in cash provided was attributable to the net receipt of $6,857,300 from the sale of the direct mail marketing net assets in March 1998, $2,750,000 from the sale and leaseback agreement entered into in October 1997 and $86,000 from loan proceeds. This increase in cash provided during the nine months ended March 31, 1998 was offset in part by principal repayments on the capital lease obligation and other notes payable totaling $718,158 and the payment of $200,000 for the retirement of common stock owned by a former officer of the Company's direct mail marketing subsidiary. During the nine months ended March 31, 1997, the Company received $1,829,555 of net proceeds from the issuance of common stock offset by $43,201 in principal repayments on notes payable.

     Cash provided by financing activities was $1,811,354 during the year ended June 30, 1997 as compared to $17,165,806 during the year ended June 30, 1996. The decrease in cash provided by financing activities during 1997 as compared to 1996 was primarily attributable to receipt of most of the proceeds of the March 96 Placement during fiscal year 1996.

     Management projects that there will not be sufficient cash flows from operating activities during the next twelve months to provide capital for the Company to implement its marketing strategy for its divisions. As of March 31, 1998, the Company had $6,946,635 of cash. The Company is currently attempting to obtain additional debt or equity funding. If adequate funding is not available, the Company may be required to revise its plans and reduce future expenditures. There can be no assurance that the additional funding will be available or, if available, that it will be available on acceptable terms or in required amounts.

YEAR 2000 ISSUE

     Beginning in October 1997, the Company initiated the review and assessment of all its computerized hardware and internal-use software systems in order to ensure that such systems will function properly in the year 2000 and beyond. During the last 2 years, the Company's computerized information systems have been substantially replaced and are believed to be Year 2000 compliant. It is possible, however, that software programs acquired from third parties and incorporated into other applications utilized by the Company may not be fully Year 2000 compliant. The Company intends to continue testing, replacing, or enhancing its internal applications through the end of 1999 to ensure that risks related to such software are minimized. Management does not believe that costs associated with Year 2000 compliance efforts will have a material impact on the Company's financial results or operations.

Forward Looking Information

     Statements regarding the Company's expectations as to future revenue from its business strategy, and certain other statements presented herein, constitute forward looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from expectations. In addition to matters affecting the Company's industry generally, factors which could cause actual results to differ from expectations include, but are not limited to (i) the Companyhas only generated minimal revenue from its Internet businesses, and have not generated and may not generate the level of purchases, users or advertisers anticipated, (ii) the costs to market the Company's Internet services.

                               PROPRIETARY RIGHTS

  The Company regards its patents, copyrights, trademarks, trade dress, trade secrets and similar intellectual property as critical to its success, and the Company relies upon trademark and copyright law, trade secret protection and confidentiality and/or license agreements with its employees, customers, partners and others to protect its proprietary rights. The Company pursues the registration of its trademarks in the United States, and has obtained the registration of a number of its trademarks, including "WorldNow" and "WorldNow Online Network." Substantially all national content appearing in the Company's online properties is licensed from third parties under short-term agreements.

                                   EMPLOYEES

  As of July 1, 1998, the Company had 32 full-time employees. The Company's future success is substantially dependent on the performance of its management, sales force, key technical personnel, and its continuing ability to attract and retain highly qualified technical, sales and managerial personnel.

                                   PROPERTIES


  The Company is leasing from third parties modern office space in Salt Lake City, Utah. These offices include a computer data center and general offices. In August 1996, the Company moved its offices to 12,000 square feet of modern office space in Salt Lake City, Utah. In May 1997, the Company acquired 11,000 square feet of additional modern office space in a neighboring building in Salt Lake City. All facilities are leased from third parties. The new offices are being leased under three to five year arrangements. Some leases contain options to renew. The computer equipment and software development facilities remain in the previous location. The Company also leases office space and space for a data center in San Francisco in connection with its WeatherLabs operations. These facilities are believed adequate for the Company's current needs. The current total monthly rental for all facilities is $46,698. Some of the leases are subject to annual increases for inflation adjustments.

  The Company presently has approximately 11,000 share feet of office space in Salt Lake City which it is attempting to sublease. There will be a charge to earnings during the year ended June 30, 1998 of approximately $520,000 for the costs of subleasing idle facilities and the future cost of idle facilities.

            MARKET FOR COMMON SHARES AND RELATED STOCKHOLDER MATTERS

  On February 5, 1997, the Company's Common Stock began trading on the NASDAQ National Market. Commencing in January 1995 and until the stock was listed on the NASDAQ National Market, the Company's Common Stock was quoted on the OTC Bulletin Board. During 1993 and 1994, there was no public market for the securities of the Company's predecessor, and the Company is not aware of any quotations for its securities during this period. In prior years, securities of the Company's legal predecessor, Exchequer, were traded in the over-the-counter market, and some sporadic unsolicited trading may have continued.

  The following table reflects the high and low bid quotations reported by the NASDAQ National Market or by the OTC Bulletin Board, as appropriate, for the periods indicated. The quotes represent interdealer quotations, do not include mark-up, mark-down or commissions and may not reflect actual transactions.

                                                              High                 Low
                                                              ----                 ---
              Fiscal Year Ending June 30, 1998
              --------------------------------
              April 1 to June 30, 1998                       $ 9.97               $ 3.50
              January 1 to March 31, 1998                    $ 2.13               $ 5.00
              October 1 to December 31, 1997                 $ 2.44               $ 5.00
              July 1 to September 30, 1997                   $ 2.75               $ 5.88

              Fiscal Year Ended June 30, 1997
              -------------------------------
              April 1 to June 30, 1997                             $ 7.38               $ 2.75
              January 1 to March 31, 1997                          $11.00               $ 6.75
              October 1 to December 31, 1996                       $14.38               $ 7.00
              July 1 to September 30, 1996                         $16.00               $10.63

              Fiscal Year Ended June 30, 1996
              -------------------------------
              April 1 to June 30, 1996                             $21.38                $8.00
              January 1 to March 31, 1996                          $12.50                $8.00
              October 1 to December 31, 1995                       $ 7.50                $7.25
              July 1 to September 30, 1995                         $ 7.75                $3.75

  On August 5, 1998, the Common Stock was quoted on the NASDAQ National Market at a closing price of $8.25.

  As of August 3, 1998, there were approximately 656 holders of record of the Company's Common Stock.

Dividend Policy

  The Company has not paid any cash dividends since its inception. The Company currently intends to retain future earnings in the operation and expansion of its business and does not expect to pay any cash dividends in the foreseeable future.

Changes in Securities

  Since June 30, 1997, the Company sold the following securities without registration under the Securities Act of 1933 (the "Act"):

  In November 1997, the Company issued 20,000 shares of its common stock to Reed Hansen in lieu of compensation.

  In January 1998, the Company issued 100,000 shares of its common stock to the former shareholders of Books Now, Inc. in connection with the acquisition of Books Now, Inc.

  In March 1998, the Company issued 136,364 shares of its common stock to Sven Bensen, 40,909 shares to Arthur E. Benjamin and 24,545 shares to Thomas Dearden under its Amended and Restated Stock Incentive Plan (the "Plan"). These shares were issued under the provisions of the Plan, which permit the cashless exercise of options. The Plan has been registered with the SEC on Form S-8.

  In April 1998, the Company issued 13,151 shares of its common stock to Richard Bentz and 4,939 shares to Edwin Patterson under its Plan. These shares were issued under the provisions of the Plan which permit the cashless exercise of options.

  In May 1998, the Company issued 10,000 shares of its common stock to Mark Johnson, a former employee, for cash consideration of $1.00 per share under its Plan.
  In May 1998, the Company issued 253,260 shares of its common stock to the former shareholders of WeatherLabs, Inc. in connection with the acquisition of WeatherLabs, Inc.

  In June 1998, the Company issued 955,414 shares of its common stock to American Online, Inc. in accordance with the Interactive Marketing Agreement that the Company had signed with America Online, Inc.

   All shares except those issued to the former shareholders of Books Now, Inc. were issued on the exercise of options which had been previously granted to the purchaser, and were issued pursuant to the Company's effective registration statement on Form S-8. The issuance of shares to the shareholders of Books Now was an offering not involving a public offering and was exempt from registration pursuant to Section 4(2) of the Act.

                               LEGAL PROCEEDINGS


  The Company is not a party to any legal proceedings which, in its belief, could have a material adverse effect on the Company.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

  The financial statements and reports of independent public accountants are filed as part of this report on pages F-1 through F-47.

                      DIGITAL COURIER INTERNATIONAL, INC.

                                    SUMMARY


     Digital Courier International, Inc. ("Digital Courier") is a Java-based Internet and wireless communications software development company. Digital Courier designs and develops software solutions for electronic commerce, supplying business solutions to specific vertical markets including financial services, online point-of-sale (POS) transaction systems, and online
content/information development and distribution.   The technology matrix is
directly leveraged across each of these markets to capitalize on the concept of reusability and thus achieving a significant technological economy of scale that is expected to bolster Digital Courier's bottom line.

     Digital Courier develops platform and device independent software to accommodate the Internet as well as mobile devices and second generation consumer information appliances. This technology is developed using standards-based software including CORBA and IIOP components, all of which is based on the Java programming language. Digital Courier has entered into product licensing agreements with Internet content developers to provide content generation and distribution solutions that streamline electronic commerce. The revenue model is based on both licensing fees and per-transaction usage fees. This adds tremendous scalability to long-term revenue growth. Digital Courier was incorporated in 1997 under the laws of the state of Nevada, and has since grown to 14 employees and retains as many as 7 additional consulting technologists at a given time. Digital Courier maintains offices in San Francisco's SOMA district, including a datacenter located in South Beach, San Francisco.

                               BUSINESS OVERVIEW

     Digital Courier's business objective is to create technology-centric transaction management systems that displace strategic business processes and legacy applications with cross-platform computing systems ranging from the traditional to the new breed of hand-held, wireless information appliances. Digital Courier combines original content with market-driven technology to enhance, deliver, and manipulate mission critical information in real-time. It also seeks to leverage transaction-driven revenue models for rapid deployment of technologies and scalable business growth. Digital Courier utilizes platform independent protocols and application progams interfaces ("API's") to deliver solutions to any device across wired and wireless protocols. Key technologies utilized by Digital Courier include the following: Java, CORBA, CDMA, GSM, XML, SSL, SET 1.0/2.0 HDML, HTML, and DHTML. The architecture consists of Java-based cross-functional technology infrastructure, using Virtual Screens architecture for embedded and mobile devices, server-side Web model, and lightweight but versatile applications utilizing a component-based architecture for modularity and scalability.

                             PRODUCTS AND SERVICES

     Digital Courier's product strategy revolves around exploiting core competencies in multiple vertical markets along with original content to bring next generation technology solutions to legacy-stricken industries.

ONLINE SOFTWARE PRODUCTS

     Digital Courier has developed Internet-related software systems that have centered on electronic commerce transaction processing, and online content management & distribution. Digital Courier is currently developing a matrix of Internet business engines for a new generation of online information services. They include the following:

NETCLEARING

Internet Credit Card Processing Service

Digital Courier is developing credit card acquisition and processing architecture to provide full service credit card clearing and merchant banking services for business and financial institutions that need to conduct business over the Internet. Currently, the market is in short supply of online credit card merchant services and online credit card clearing functionality. Digital Courier is striving to fill that space with its Java-based processing framework that will maintain a large number of merchant accounts and interface directly with new acquiring/processing software from Verifone, Inc. Digital Courier will attempt to partner with companies like Verifone to be the primary Internet credit card service provider for all of Digital Courier's customers and merchants wishing to process online. The primary features of this service include:

PAYMENT SERVICES: hosting and integration. netClearing hosts and integrates real-time payment solutions into any electronic commerce site. Merchants can easily link to our branded payment servers to generate revenue from their sites.

REAL-TIME CREDIT CARD AUTHORIZATION. Merchants can accept or decline purchases in real-time over the Internet. netClearing's front- and back-end servers let merchants know if the customer has sufficient credit limit to make a purchase in just a few seconds. This approach reduces fraud.

CREDIT CARD TRANSACTION CAPTURE. netClearing's capture takes the information for the authorization and charges the amount to a customer's credit card. To facilitate immediate shipping of a purchase upon authorization, netClearing can provide either immediate or delayed capture of funds.

SETTLEMENT AND RECONCILIATION. netClearing moves the transaction from capture to settlement. Captures and credits usually accumulate into a "batch" and are settled as a group. When a batch is submitted, the merchant's payment-enabled Web server connects with netClearing's gateway servers to finalize the transactions and transfer monies to the merchant bank account.

MERCHANT REPORTING. netClearing's Point of Sale (POS) server gives the merchant full reporting capabilities. The merchant can track sales, credits, transactions, and chargebacks through a standard Web browser. In addition, merchants can customize the reports to fit their needs.

WALLET SOFTWARE. netClearing provides interfaces for the upcoming wallet software systems. Customer's are given the option of using a "software" credit card located on their computer and issued by a bank. This provides further security and reduced fraud risk. Additionally, Visa charges lower fees for wallet transactions resulting in increased profit margins for merchants.

INTEGRATION SERVICES. netClearing provides a full API to merchants who would like to build custom applications to take advantage of our Point of Sale server software. Using CORBA technology, calls are made through the internet from the merchants system to netClearing's server. This additional level of customization is provided for more sophisticated merchants.

JTRADE

Online Trading Services

     Digital Courier is developing an online futures and commodities trading desk framework that will enable the business to offer a powerful financial information service to a broad audience including brokerages, Internet portals, online services, and financial institutions. The framework allows Digital Courier to achieve near just-in-time development performance for each new module it offers. By leveraging the process of Write-Once Run-Anywhere Java(TM) development, Digital Courier is assembling the building blocks of such a platform that accepts plug-in modules for new trading services including:

     Detailed commodities weather forecasting services
     Agricultural weather analytics
     Long range crop and weather forecasting services
     Futures and commodities quotes, analysis, and charting services

JPOS

Point of Sale (POS) Online Transaction Service

     Digital Courier has developed an object-oriented architecture for facilitating online order entry for supply chain driven businesses. The Java-based POS transaction service enables large corporations (especially distributors) to efficiently buy product or service from its suppliers and sell product and service to its customers from a single system interface in real-time. The technology is specifically designed to take the cost out of the supply chain by eliminating the time delay between transactions. Currently this system has been deployed in components to McKesson Corporation, a Fortune 100 health care supply management firm.

FRAMEWORKONE

Content warehousing, packaging, and distribution

     To achieve significant economies of scale in building parallel divisions of the business, Digital Courier develops a software component infrastructure that is leveraged in each business unit. Digital Courier has created the building blocks that integrate a complete electronic commerce framework and transaction processing engine with a content packaging and distribution architecture and wireless communication module. The overall framework is then combined with a business process to create cost-effective, end-to-end transaction driven business solutions in the following areas:

     Information Services
          Online weather information products
          Distributed POS services to handheld computing devices
          Localized news, finance, entertainment, and e-commerce agent-guided services

RESEARCH AND DEVELOPMENT

     Located at Digital Courier's development centers in San Francisco, Digital Courier conducts on-going research and software development in the following areas to enhance the FrameworkOne technology:

     Embedded systems framework for Java-based hand-held information devices On-line financial market management systems
     Java-based communications frameworks for enterprise systems deployment 2D/3D imaging and visualization systems for Java
     Super-scalar symmetric transaction processing
     Online user, institutional, and commercial profiling systems

CLIENT PROJECTS

     Digital Courier also specializes in strategic business relationships with large corporations to provide a packaged end-to-end solution. These relationships are often enhanced with license agreements for commercial software products that Digital Courier develops. The core competencies of Digital Courier include:

     - Java-based Internet software product development leadership
     - Technology to business process modeling and problem identification
     - Business and process analysis
     - Strategic systems deployment for engaging the global enterprise
     - Sustaining engineering services (on-going technology development contracts)
     - Service hosting; Managing client computing systems off-site

CUSTOMERS

     Digital Courier has a growing client roster including many of the fastest growing Fortune 500 companies.

Digital Courier has provided a range of technology solutions from electronic commerce to network infrastructure and Internet distribution strategies. Digital Courier's client list includes Apple, Ford Motor Company Europe, IBM, KnowledgeWare Inc., Lotus Development Corp., McKesson Corporation, Merrill Lynch, Metric PLC, Sybase, and WeatherLabs.

INDUSTRY PARTNERS

     Digital Courier develops applications that leverage the industry's leading technologies from the most influential online companies. Some of the Digital Courier's key relationships include Apple Computer, IBM, JavaSoft, Netscape, Nokia, SkyTel, and Visigenic.

                                  COMPETITION

     The markets served by Digital Courier are moderately competitive. The transaction-based business model is relatively unique compared to other businesses that traditionally base their online revenue strategies on page view volume and advertising revenue sharing. Digital Courier believes that its ability to compete successfully depends upon a number factors, including performance, reliability, and security of its transaction processing infrastructure, continued ability to provide end-to-end point of sale processing over the Internet, its ability to maintain and expand its channels of distribution, its continued expertise in proprietary and third-party technologies, the timing of introductions of new services by Digital Courier and its competitors, and the pricing policies of its competitors and suppliers. Digital Courier sees competition for its financial services and transaction processing from two key market segments:

FINANCIAL SERVICES

JTrade

     Digital Courier's current and prospective competitors in the online trading sector include a host of consumer oriented Internet trading services. These companies include Etrade, Discover Brokerage Direct, Suretrade, Ameritrade, Datek, and DLJDirect. However, the market focus for Digital Courier is commercially and institutionally focused. The entire suite of online financial services are targeted to be private labeled to retail banks, discount brokerage firms, full service brokerage firms, and investment banks around the world.
This will allow the financial institutions to add these online services to their portfolios of consumer offerings directly. Presently, the competition is exclusively consumer oriented, and competition could arise should any of these companies shift their business model towards financial institutions. Digital Courier can today provide infrastructure technology to the entire online brokerage marketplace, including competing brokerages. This is the result of creating component based business engines that can easily be integrated into third party financial institutions and services.

netClearing and jPOS

     The transaction processing services do not yet face direct competition online. Digital Courier has carefully constructed its service offering to greatly exceed the offerings of other e-commerce service companies. Digital Courier provides a packaged front office and back-office solution for Internet credit card processing, which includes the merchant banking services, the transaction processing, and the settlement. This unique combination sets Digital Courier apart from software vendors developing complex Internet commerce products, such as OpenMarket, Microsoft, and Netscape. In fact, these vendors'
products will easily integrate with Digital Courier's technology.   Formidable
competition exists in the front-office service marketplace, including ICOMS, an Internet credit card processing service that facilitates end to end Internet credit card processing services, but routes the clearing and settlement (the back office services) to third-party organizations. Combined with a third-party clearing system, firms like ICOMS, as well as small number of retail banks including Wells Fargo Bank, can compete with Digital Courier's full service offering albeit a less convenient and less cost effective approach to that of Digital Courier. Digital Courier plans to market its service to the broader retail banking industry, circumventing competition by offering a more cost-effective solution.

                                   MANAGEMENT


     The following table sets forth certain information concerning each of Digital Courier's directors and executive officers:

Name                    Age        Position
----                    ---        --------

     R.J. Pittman        28        Chief Executive Officer
     Deborah Todd        49        Senior Vice President / Operations
     Daniel Duart        40        Director of Human Resources
     Claire Kurmel       28        Director of Design and Communications
     Ric Tener           54        Financial Controller

                                   EMPLOYEES

     As of July 1, 1998, Digital Courier had 14 full time employees and 4 contract employees. Of these, 12 were principally engaged in product development, 3 were principally engaged in management, and 3 were engaged in the operations, sales, and marketing group. Digital Courier's future success is based on its ability to retain and expand its top caliber team of software engineers, product managers, business development managers, and corporate executives.

                                   PROPERTIES

     Digital Courier currently occupies approximately 10,000 square feet in a modern office building in downtown San Francisco, California, under a lease that expires on December 15, 2002. The lease has a 5-year renewal option at the point of expiration. Digital Courier also leases a technology center of approximately 1,800 square feet in South Beach, San Francisco to house its Internet connectivity equipment and additional conference and meeting rooms.

                               LEGAL PROCEEDINGS

     Digital Courier is not party to, nor is any of its property the subject of, any material pending legal proceedings.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 4,659,080 SHARES OF COMMON STOCK IN CONNECTION WITH THE ACQUISITION OF DIGITAL COURIER INTERNATIONAL, INC.

                                  RISK FACTORS

     Each DMH Stockholder should carefully consider and evaluate the following factors, among others, before voting.

RISK FACTORS REGARDING THE ACQUISITION

     Uncertainty Relating to Integration. The Digital Courier Acquisition involves the integration of two companies that have previously operated independently. The successful combination of the two companies will require significant effort from each company, including the coordination of their research and development, utilization and successful commercialization of in-process research and development, integration of the companies' product offerings, coordination of their sales and marketing efforts and business development efforts. Following the Digital Courier Acquisition, in order to maintain and increase profitability, DMH will need to integrate and streamline overlapping functions successfully. Costs generally associated with this type of integration that may be incurred by DMH include the integration of product lines, sales force cross-training and market positioning of products. While these costs have not been currently identified, any such costs may have an adverse effect on operating results in the periods in which they are incurred. Each of DMH and Digital Courier has different systems and procedures in many operational areas that must be rationalized and integrated. There may be substantial difficulties associated with integrating two separate companies, and there can be no assurance that such integration will be accomplished smoothly, expeditiously or successfully. The integration of certain operations following the Digital Courier Acquisition will require the reduction of management resources that may distract attention from normal operations. The business of DMH may also be disrupted by employee uncertainty and lack of focus during such integration. Failure to quickly and effectively accomplish the integration of the operations of DMH and Digital Courier could have a material adverse effect on the consolidated business, financial condition and results of operations of DMH. Moreover, uncertainty in the marketplace or customer concern regarding the impact of the Digital Courier Acquisition and related transactions could have a material adverse effect on the consolidated business, financial condition and results of operations of DMH.

     Effect of the Acquisition on Customers and Existing Agreements. Certain of DMH's and Digital Courier's existing customers may view the Digital Courier Acquisition as disadvantageous to them. As a consequence, the future relationship with these customers could be adversely affected. The Digital Courier Acquisition will require the consent of certain parties who have entered into contracts with Digital Courier. There can be no assurance that such consents will be given and, if not given, that such contracts will not terminate.

     Retention of Employees. The success of DMH and Digital Courier will be dependent in part on the retention and integration of management, technical, marketing, sales and customer support personnel. There can be no assurance that the companies will be able to retain such personnel or that the companies will be able to attract, hire and retain replacements for employees that leave following consummation of the Digital Courier Acquisition. The failure to attract, hire, retain and integrate such skilled employees could have a material adverse effect on the business, operating results and financial condition of DMH and Digital Courier.

     Effect of Acquisition of Customers. Certain of DMH's existing customers may view themselves as competitors of the combined entity formed by the Digital Courier Acquisition, and therefore determine that the Digital Courier Acquisition is competitively disadvantageous to them. As a consequence, the combined entity's relationship with these customers could be adversely affected.

     Potential Dilutive Effect to Stockholders. Although the companies believe that beneficial synergies will result from the Digital Courier Acquisition, there can be no assurance that the combining of the two companies' businesses, even if achieved in an efficient, effective and timely manner, will result in combined results of operations and financial condition superior to what would have been achieved by each company independently, or as to the period of time required to achieve such result. The issuance of DMH Common Stock in connection with the Digital Courier Acquisition may have the effect of reducing DMH's net income per share from levels otherwise expected and could reduce the market price of the DMH Common Stock unless revenue growth or cost savings and other business synergies sufficient to offset the effect of such issuance can be achieved.

RISK FACTORS REGARDING DMH

     Limited Operating History; Anticipated Losses. The Company's websites has only been online since June 1997, and did not commence generating advertising revenues until August 1997. Accordingly, the Company has a limited operating history upon which an evaluation of the Company can be based, and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services, including the Web-based advertising market. Specifically, such risks include, without limitation, the rejection of the Company's services by Web consumers and/or advertisers, the inability of the Company to maintain and increase the levels of traffic on their websites, the development of equal or superior services or products by competitors, the failure of the market to adopt the Web as an advertising medium, the failure to successfully sell Web-based advertising through the Company's recently developed internal sales force, potential reductions in market prices for Web-based advertising, the inability of the Company to effectively integrate the technology and operations of any other acquired businesses or technologies with its operations, and the inability to identify, attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in addressing such risks. As of March 31, 1998, the Company had an accumulated deficit of $10,992,417. For the year ended June 30, 1997 and the nine months ended March 31, 1998, the Company incurred a loss of $9,340,816 and $5,260,609, respectively, after removing the effect of the gain on the sale of the DMS Assets. The limited operating history of the Company and the uncertain nature of the markets addressed by the Company make the prediction of future results of operations difficult or impossible.
The Company believes that period to period comparisons of its operating results are not meaningful and that the results for any period should not be relied upon as an indication of future performance. As a result of these factors, there can be no assurance that the Company will not incur significant losses on a quarterly and annual basis for the foreseeable future.

     Fluctuations In Quarterly Operating Results. As a result of the Company's limited operating history, the Company does not have historical financial data for a significant number of periods on which to base planned operating expenses. Although the Company expects that advertising revenue on its websites will eventually be greater than revenue from direct mail, there can be no assurance in this regard. Moreover, the sale of advertisements on the Web is an emerging market that is difficult to forecast accurately. The Company's expense levels are based in part on its expectations concerning future revenue and to a large extent are fixed. Quarterly revenues and operating results will depend substantially upon the advertising revenues received within the quarter, which are difficult to forecast accurately. Accordingly, the cancellation or deferral of an even small number of advertising contracts, could have a material adverse effect on the Company's business, results of operations and financial condition. The Company may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall, and any significant shortfall in revenue in relation to the Company's expectations would have an immediate adverse effect on the Company's business, operating results and financial condition. The Company has high fixed costs and expenses relating to the development of the Websites. To the extent that such expenses are not subsequently followed by increased revenues, the Company's business, operating results and financial condition will be materially and adversely affected.

     The Company's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside the Company's control. These factors include the level of usage of the Internet, demand for Internet advertising, seasonal trends in Internet usage and advertising placements, the level of user traffic on the Company's websites, the advertising budgeting cycles of individual advertisers, the amount and timing of capital expenditures and other costs relating to the expansion of the Company's operations, the introduction of new products or services by the Company or its competitors, pricing changes for Web-based advertising, technical difficulties with respect to the use of the Company's websites or other media properties developed by the Company, incurrence of costs relating to acquisitions, general economic conditions and economic conditions specific to the Internet and online media. As a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions or business combinations that could have a material adverse effect on the Company's business, results of operations and financial condition. The Company also expects to experience seasonality in its business, with user traffic on the Company's websites being lower during the summer and year-end vacation and holiday periods, when usage of the Web and the Company's services typically decline. Additionally, seasonality may also affect the amount of customer advertising dollars placed with the Company in the first and third calendar quarters as advertisers historically spend less during these quarters.

     Due to all of the foregoing factors, in future quarters the Company's operating results may fall below the expectations of securities analysts and investors. In such event, the trading price of the Company's Common Stock would likely be materially and adversely affected.

     Dependence On Continued Growth In Use Of The Internet. The Company's future success is substantially dependent upon continued growth in the use of the Internet and the Web in order to support the sale of advertising on the Company's websites. Rapid growth in the use of and interest in the Internet and the Web is a recent phenomenon. There can be no assurance that communication or commerce over the Internet will become widespread or that extensive content will continue to be provided over the Internet. The Internet may not prove to be a viable commercial marketplace for a number of reasons, including potentially inadequate development of the necessary infrastructure, such as a reliable network backbone, or timely development and commercialization of performance improvements, including high speed modems. In addition, to the extent that the Internet continues to experience significant growth in the number of users and level of use, there can be no assurance that the Internet infrastructure will continue to be able to support the demands placed upon it by such potential growth or that the performance or reliability of the Web will not be adversely affected by this continued growth. In addition, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Web and the Company's online media properties. If use of the Internet does not continue to grow, or if the Internet infrastructure does not effectively support growth that may occur, the Company's business, operating results and financial condition would be materially and adversely affected.

     Developing Market; Unproven Acceptance Of The Company's Products And Business Strategy. The markets for the Company's products and media properties have only recently begun to develop, are rapidly evolving and are characterized by an increasing number of market entrants who have introduced or developed information navigation products and services for use on the Internet and the Web. As is typical in the case of a new and rapidly evolving industry, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Because the market for advertising on the Internet is new and evolving, it is difficult to predict the future growth rate, if any, and size of this market. There can be no assurance either that the market for advertising on the Internet will develop or that demand content and promotional advertising will emerge or become sustainable. The Company's ability to successfully sell advertising on its co-branded websites depends substantially on use of the Company's websites. If use of the Company's websites fail to continue to grow, the Company's ability to sell advertising would be materially and adversely affected. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Company's websites do not achieve or sustain market acceptance, the Company's business, operating results and financial condition will be materially and adversely affected.

     Risks Associated With Brand Development. The Company believes that establishing and maintaining the "Books Now", "WeatherLabs" and "Videos Now" brands is a critical aspect of its efforts to attract and expand its Internet audience and that the importance of brands recognition will increase due to the growing number of Internet sites and the relatively low barriers to entry. Promotion and enhancement of these brands will depend largely on the Company's success in providing high quality products and services, which cannot be assured. If consumers do not perceive the Company's existing websites to be of high quality, or if the Company introduces new features and services or enters into new business ventures that are not favorably received by consumers, the Company will be unsuccessful in promoting and maintaining its brands, and will risk diluting its brands and decreasing the attractiveness of its audiences to advertisers. Furthermore, in order to attract and retain Internet users and to promote and maintain these brands in response to competitive pressures, the Company may find it necessary to increase substantially its financial commitment to creating and maintaining a distinct brands loyalty among its consumers. If the Company is unable to provide high quality features and services or otherwise fails to promote and maintain its brands, or if the Company incurs excessive expenses in an attempt to improve its features and services or promote and maintain its brands, the Company's business, operating results and financial condition will be materially and adversely affected.

     Reliance On Advertising Revenues And Uncertain Adoption Of The Web As An Advertising Medium. The Company anticipates deriving a substantial part of its revenues from the sale of advertisements on its Web pages under short-term contracts, and expects to continue to do so for the foreseeable future. Most of the Company's advertising customers will likely have only limited experience with the Web as an advertising medium, have not devoted a significant portion of their advertising expenditures to Web- based advertising and may not find such advertising to be effective for promoting their products and services relative to traditional print and broadcast media. The Company's ability to generate significant advertising revenues will depend upon, among other things, advertisers' acceptance of the Web as an effective and sustainable advertising medium, the development of a large base of users of the Company's services possessing demographic characteristics attractive to advertisers, and the ability of the Company to develop and update effective advertising delivery and measurement systems. No standards have yet been widely accepted for the measurement of the effectiveness of Web-based advertising, and there can be no assurance that such standards will develop sufficiently to support Web-based advertising as a significant advertising medium. Certain advertising filter software programs are available that limit or remove advertising from an Internet user's desktop. Such software, if generally adopted by users, may have a materially adverse effect upon the viability of advertising on the Internet. The Company also recently completed the transition from a third-party advertising sales agent to internal advertising sales personnel, which involves additional risks and uncertainties, including (among others) risks associated with the recruitment, retention, management, training and motivation of sales personnel. As a result of these factors, there can be no assurance that the Company will sustain or increase current advertising sales levels. Failure to do so will have a material adverse effect on the Company's business, operating results and financial position.

     In addition, there is intense competition in the sale of advertising on the Internet, including competition from other Internet navigational tools as well as other high-traffic sites, which has resulted in a wide range of rates quoted by different vendors for a variety of advertising services, which makes it difficult to project future levels of Internet advertising revenues that will be realized generally or by any specific company. Competition among current and future suppliers of Internet navigational services or Web sites, as well as competition with other traditional media for advertising placements, could result in significant price competition and reductions in advertising revenues. There also can be no assurance that the Company's advertising customers will accept the internal and third-party measurements of impressions received by advertisements on the Company's websites, the Company's online media properties, or that such measurements will not contain errors.

     Substantial Dependence Upon Third Parties. The Company depends substantially upon third parties for several critical elements of its business including, among others, telecommunications, technology and infrastructure, development of targeted content for local websites, distribution activities and advertising sales. The Company believes that there are other third party providers who can provide the same services as those providers currently used.

     Technology And Infrastructure. The Company depends substantially upon its own computer equipment and its maintenance and technical support to ensure accurate and rapid presentation of content and advertising to the Company's customers. Any failure by the Company to effectively maintain such equipment and provide such information could have a material adverse effect on the Company's business, operating results and financial condition. In addition, any termination of telecom agreements with Sprint, or Sprint's failure to renew the Company's agreement upon expiration could result in substantial additional costs to the Company in developing or licensing replacement telecom capacity, and could result in a loss of levels of use of the Company's navigational services.

     Enhancement Of The Company's Main Sites. To remain competitive, the Company must continue to enhance and improve the responsiveness, functionality, features and content of the Company's main sites. There can be no assurance that the Company will be able to successfully maintain competitive user response time or implement new features and functions, such as greater levels of user personalization, localized content filter and information delivery through "push" methods, which will involve the development of increasingly complex technologies.

     Furthermore, enhancements of or improvements to the Company's websites may contain undetected errors that require significant design modifications, resulting in a loss of customer confidence and user support and a decrease in the value of the Company's brand name recognition. Any failure of the Company to effectively improve its websites, or failure to achieve market acceptance, could adversely affect the Company's business, results of operations and financial condition.

     Technological Change. The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands, and frequent new product introductions and enhancements. These market characteristics are exacerbated by the emerging nature of this market and the fact that many companies are expected to introduce new Internet products and services in the near future. The Company's future success will depend in significant part on its ability to continually improve the performance, features and reliability of the Company's websites in response to both evolving demands of the marketplace and competitive product offerings, and there can be no assurance that the Company will be successful in doing so. In addition, the widespread adoption of new Web functionality through developments such as the Java programming language and increasingly personalized information filtering and delivery could require fundamental changes in the Company's services and could fundamentally affect the nature, viability and measurability of Web-based advertising, which could adversely affect the Company's business, operating results and financial condition.

     Management Of Potential Growth. The process of managing advertising within large, potentially high traffic Web sites such as the Company's websites will become an increasingly important and complex task. To the extent that any extended failure of the Company's advertising management system results in incorrect advertising insertions, the Company may be exposed to "make good" obligations with its advertising customers, which, by displacing advertising inventory, could defer advertising revenues and thereby have a material adverse effect on the Company's business, operating results and financial condition. There can be no assurance that the Company will be able to effectively manage the expansion of its operations, that the Company's systems, procedures or controls will be adequate to support the Company's operations or that Company management will be able to achieve the rapid execution necessary to fully exploit the market opportunity for the Company's products and media properties. Any inability to effectively manage growth could have a material adverse effect on the Company's business, operating results and financial condition.

     Risk Of Capacity Constraints And Systems Failures. A key element of the Company's strategy is to generate a high volume of use of its websites. Accordingly, the performance of the Company's technology is critical to the Company's reputation, its ability to attract advertisers to the Company's Web sites and to achieve market acceptance of these products and media properties. Any system failure that causes interruption or an increase in response time of the Company's websites could result in less traffic to the Company's websites and, if sustained or repeated, could reduce the attractiveness of the Company's websites to advertisers. An increase in the volume of traffic to the Company's websites could strain the capacity of the software or hardware deployed by the Company, which could lead to slower response time or system failures, and adversely affect the number of impressions received by advertising and thus the Company's advertising revenues. In addition, as the number of affiliated Web pages and users increase, there can be no assurance that the Company's infrastructure will be able to scale accordingly. The Company is also dependent upon its own technology and link to the Internet. Any disruption in Internet access or any failure of the Company's technology to handle higher volumes of user traffic could have a material adverse effect on the Company's business, operating results and financial condition. Furthermore, the Company is dependent on hardware suppliers for prompt delivery, installation and service of servers and other equipment used to deliver the Company's products and services.

     The Company's operations are dependent in part upon its ability to protect its operating systems against physical damage from fire, floods, earthquakes, power loss, telecommunications failures, break-ins and similar events. The Company does not presently have redundant, multiple site capacity in the event of any such occurrence. Despite the implementation of network security measures by the Company, its servers are vulnerable to computer viruses, break-ins and similar disruptions from unauthorized tampering with the Company's computer systems. The occurrence of any of these events could result in interruptions, delays or cessations in service to users of the Company's websites, which could have a material adverse effect on the Company's business, operating results and financial condition.

     Integration Of Potential Acquisitions. During fiscal 1997, the Company acquired SISNA. During fiscal 1998, the Company has acquired Books Now, Inc. and WeatherLabs, Inc., and has evaluated several other potential acquisitions. As part of its business strategy the Company expects to enter into further business combinations and/or make significant investments in, complementary companies, products or technologies. Any such transactions would be accompanied by the risks commonly encountered in such transactions. Such risks include, among other things, the difficulty of assimilating the operations and personnel of the acquired companies, the potential disruption of the Company's ongoing business, the inability of management to maximize the financial and strategic position of the

Company through the successful incorporation of acquired technology or content and rights into the Company's products and media properties, the difficulties of integrating personnel of acquired entities, additional expenses associated with amortization of acquired intangible assets, the maintenance of uniform standards, controls, procedures and policies, the impairment of relationships with employees and customers as a result of any integration of new management personnel, and the potential unknown liabilities associated with acquired businesses. There can be no assurance that the Company would be successful in overcoming these risks or any other problems encountered in connection with such acquisitions.

     Trademarks And Proprietary Rights. The Company regards its copyrights, trademarks, trade dress, trade secrets and similar intellectual property as critical to its success, and the Company relies upon trademark and copyright law, trade secret protection and confidentiality and/or license agreements with its employees, customers, partners and others to protect its proprietary rights. The Company pursues the registration of its trademarks in the United States, and has applied for the registration of certain of its trademarks. There can be no assurance that the steps taken by the Company to protect its proprietary rights will be adequate or that third parties will not infringe or misappropriate the Company's copyrights, trademarks, trade dress and similar proprietary rights.
In addition, there can be no assurance that other parties will not assert infringement claims against the Company.

     The Company anticipates that it may be subject to legal proceedings and claims in the ordinary course of its business, including claims of alleged infringement of the trademarks and other intellectual property rights of third parties by the Company and its licensees. Such claims, even if not meritorious, could result in the expenditure of significant financial and managerial resources. The Company is not aware of any legal proceedings or claims that the Company believes will have, individually or in the aggregate, a material adverse effect on the Company's financial position or results of operations.

     Dependence On Key Personnel. The Company's performance is substantially dependent on the performance of its senior management and key technical personnel. In particular, the Company's success depends substantially on the continued efforts of its senior management team, which currently is composed of a small number of individuals who only recently joined the Company. The Company does not carry key person life insurance on any of its senior management personnel. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, operating results and financial condition of the Company.

     The Company's future success also depends on its continuing ability to attract and retain highly qualified technical and managerial personnel. Competition for such personnel is intense and there can be no assurance that the Company will be able to retain its key managerial and technical employees or that it will be able to attract and retain additional highly qualified technical and managerial personnel in the future. The inability to attract and retain the necessary technical and managerial personnel could have a material and adverse effect upon the Company's business, operating results and financial condition.

     Government Regulation And Legal Uncertainties. The Company is not currently subject to direct regulation by any government agency in the United States, other than regulations applicable to businesses generally, and there are currently few laws or regulations directly applicable to access to or commerce on the Internet. Due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing and characteristics and quality of products and services. For example, the Company may be subject to the provisions of the Communications Decency Act (the "CDA"). Although the constitutionality of the CDA, the manner in which the CDA will be interpreted and enforced and its effect on the Company's operations cannot be determined, it is possible that the CDA could expose the Company to substantial liability. The CDA could also dampen the growth in use of the Web generally and decrease the acceptance of the Web as a communications and commercial medium, and could, thereby, have a material adverse effect on the Company's business, results of operations and financial condition. A number of other countries also have enacted or may enact laws that regulate Internet content. The adoption of such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for the Company's products and media properties. Such laws and regulations also could increase the Company's cost of doing business or otherwise have an adverse effect on the Company's business, operating results and financial condition. Moreover, the applicability to the Internet of the existing laws governing issues such as property ownership, defamation, obscenity and personal privacy is uncertain, and the Company may be subject to claims that its services violate such laws. Any such new legislation or regulation or the application of existing laws and regulations to the Internet could have a material adverse effect on the Company's business, operating results and financial condition.

     Liability For Information Services. Because materials may be downloaded by the online or Internet services operated or facilitated by the Company and may be subsequently distributed to others, there is a potential that claims will be made against the Company for defamation, negligence, copyright or trademark infringement, personal injury or other theories based on the nature and content of such materials. Such claims have been brought, and sometimes successfully pressed against online services in the past. In addition, the Company could be exposed to liability with respect to the listings that may be accessible through the Company's websites, or through content and materials that may be posted by users in classifieds, bulletin board and chat room services offered by the Company. It is also possible that if any information provided through the Company's services, such as stock quotes, analyst estimates or other trading information, contains errors, third parties could make claims against the Company for losses incurred in reliance on such information. Also, to the extent that the Company provides users with information relating to purchases of goods and services, the Company or its operating subsidiaries could face claims relating to injuries or other damages arising from such goods and services. Although the Company carries general liability insurance, the Company's insurance may not cover potential claims of this type or may not be adequate to indemnify the Company for all liability that may be imposed. Any imposition of liability or legal defense expenses that are not covered by insurance or is in excess of insurance coverage could have a material adverse effect on the Company's business, operating results and financial condition.

     Concentration Of Stock Ownership. As of June 30, 1998, the present directors, executive officers, greater than 5% stockholders and their respective affiliates beneficially owned approximately 45% of the outstanding Common Stock of the Company. As a result of their ownership, the directors, executive officers, greater than 5% stockholders and their respective affiliates collectively are able to control all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. Such concentration of ownership may also have the effect of delaying or preventing a change in control of the Company.

     Volatility Of Stock Price. The trading price of the Company's Common Stock has been and may continue to be subject to wide fluctuations in response to a number of events and factors, such as quarterly variations in operating results, announcements of technological innovations or new affiliations and services by the Company or its competitors, changes in financial estimates and recommendations by securities analysts, the operating and stock price performance of other companies that investors may deem comparable to the Company, and news reports relating to trends in the Company's markets. In addition, the stock market in general, and the market prices for Internet-related companies in particular, have experienced extreme volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the trading price of the Company's Common Stock, regardless of the Company's operating performance.

     Antitakeover Effect Of Certain Charter Provisions. The Board of Directors has the authority to issue up to 2,500,000 shares of Preferred Stock and to determine the price, rights, preferences, privileges and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of Common Stock may be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The Company has no present plans to issue shares of Preferred Stock.

                                 PROPOSAL NO. 2

 AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF
              THE COMPANY TO "DIGITAL COURIER TECHNOLOGIES, INC."



GENERAL

  The Company agreed in the sale of DMS to Focus that it would change its name to not include the word "DataMark." On March 6, 1998, the Board, determining it to be in the best interests of the Company to change the name of the Company to Digital Courier Technologies, Inc. if the Proposed Sale is consummated, authorized the preparation and filing of an Amended and Restated Certificate of Incorporation, subject to consummation of the Proposed Sale. If the stockholders approve this Proposal No. 2 and the Proposed Sale is consummated, the Company will file the Amended and Restated Certificate of Incorporation.
The Amended and Restated Certificate of Incorporation, prepared to (a) effect a change of the name of the Company to Digital Courier Technologies, Inc. and (b) to restate the Company's existing Certificate of Incorporation, as amended, into a single document, is attached as Annex II to this Proxy Statement and incorporated herein by reference. Other than the name change, the remaining provisions of the Certificate of Incorporation of the Company, as currently in effect, will not be changed as a result of the approval of the Amended and Restated Certificate of Incorporation.

VOTE REQUIRED

  Approval of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the Company's issued and outstanding shares of Common Stock.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "DIGITAL COURIER TECHNOLOGIES, INC."

                                 PROPOSAL NO. 3
               RATIFICATION OF SALE OF ASSETS BY DATAMARK SYSTEMS

GENERAL

  On March 5, 1998, DMS, a wholly-owned subsidiary of the Company, sold all of its assets (the "DMS Asset Sale") to Focus Direct, Inc., a Texas corporation ("Focus"), pursuant to an Asset Purchase Agreement (the "DMS Agreement"). In addition, pursuant to the DMS Agreement, DataMark Printing, Inc. ("DMP"), DataMark Lists, Inc. ("DML") and WorldNow Online Network, Inc. ("WNOW"), all wholly-owned subsidiaries of the Company, sold to Focus certain of their assets which had been used by DMS in connection with its direct mail business. The consideration paid by Focus consisted of $6.9 million in cash at closing, and $800,000, to be adjusted for certain items, which is due and payable on June 30, 1999.

  The Board of Directors of the Company, as sole shareholder of DMS, has approved the DMS Asset Sale. The Company is requesting that its stockholders ratify the DMS Asset Sale.

REASONS FOR SALE

  For the past several years, the Company's management has operated divisions in different industries, namely the direct mail industry and the online services industry. Given the limited capital resources of the Company, the Board of Directors has frequently discussed whether management should focus its efforts and expand in a single industry. The Board, over a period of six months, carefully examined acquisition opportunities in both the direct mail industry and the online services industry. After discussion regarding price, return on investment, and stockholder value, it was decided that the Company's prospects in the Internet and online industry are more advantageous for the Company's stockholders and the Company's share value than in the direct mail industry. During the course of these discussions by the Board, Focus Direct, Inc. made an unsolicited offer to acquire the assets of DMS (constituting all of the direct mail assets). The Board consequently entered into serious negotiations regarding price and terms.

  The sale of the assets of DMS will allow the Company to satisfy its goals and objectives of focusing the energies of management on a single industry and a more focused business strategy. Moreover, the price offered was at a multiple of earnings in the high range of comparable direct marketing companies sold during the last year. It was concluded that the cash from the strategic divestiture of the direct mail business, excluding the $1.5 million used to facilitate the Evans Stock Repurchase set forth herein, would capitalize and fund the Internet strategy of the Company for an extended period of time without a dilutive effect. Although the Company had been discussing raising working capital during fiscal 1998 through a private placement or public offering, given the trading price of the Company's shares on Nasdaq, the opportunity to sell the assets of DMS at a high multiple of historical earnings was viewed by the Board as a better way to add stockholder value without dilution.

BUSINESS ACTIVITIES FOLLOWING SALE

  Since the divestiture of DMS and the focus by management on a single industry, the trading price of the Company's Common Stock on the Nasdaq National Market has increased. As the Company has made public announcements of developments in the Internet and online services industries, interest in the Company's technology-centric strategy has increased, as evidenced by increased share trading volume and trading prices. The Company has, subsequent to the divestiture of DMS, acquired WeatherLabs, Inc., a provider of sophisticated weather services and products over the Internet in May 1998, and has entered into an acquisition agreement with Digital Courier, an Internet software company. See Proposal No. 1. The Company believes that its Internet focus will provide greater return on investment to the Company's stockholders than the direct mail business.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     In reaching its conclusion, the Board considered a number of factors, including the following:

     . Management of the Company had been operating businesses in two distinct industries;
     . The Board believed management would be more effective if focused on a single industry and strategy;

     . The Board carefully analyzed acquisition and expansion opportunities in both the direct mail and the online services industries;
     . The price offered for the assets of DMS was in the high range of comparable acquisition opportunities and recent private sales;
     . The Board concluded that, given the background of management, a greater return on investment and stockholder value could be achieved in the Internet industry than in the direct mail industry;
     . Several attractive and synergistic acquisition opportunities in the Internet industry had come to the attention of the Board;
     . The Company needed working capital, and the DMS Asset Sale provided capital without the dilutive effect to stockholders that an issuance of stock in a private placement or public offering would have created;
     . While the historical earnings of DMS had been steadily increasing, the Company was approaching a saturation level in its direct mail niche, and future growth was expected to be at a lower rate; the unsolicited offer for the DMS assets created an opportunity to maximize stockholder value from the direct mail business.

     The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes all material factors considered by the Board. The Board did not attempt to quantify or otherwise assign relative weights to the specific factors it considered or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Board, be impractical. Rather, the Board viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the Board. In addition, individual members of the Board may have given different weight to different factors. The Board reserved the right to consider unsolicited offers to the extent it deemed appropriate to satisfy its duties to stockholders.

     All directors of the Company voted in favor of the DMS Divestiture.

USE OF PROCEEDS

     The net proceeds from the DMS Asset Sale have been and will be used by the Company (i) to repurchase 1,800,000 shares of the Company's Common Stock held by Mr. Evans, the former Chief Executive Officer and Chairman of the Board of the Company, and (ii) for working capital and for general corporate purposes, including, but not limited to, strategic acquisitions and joint ventures.

     Pending the ultimate uses as set forth above, the net proceeds will be invested in government securities or in short-term, investment-grade interest bearing securities, or a combination thereof.

ACCOUNTING TREATMENT/FEDERAL INCOME TAX CONSEQUENCES

     The DMS Asset Sale will not have any materially negative federal income tax consequences to the Company's stockholders due to the Company's previously recorded valuation allowance for deferred tax assets resulting from tax net operating loss carryforwards. The Company recognized a gain from disposal of discontinued operations equal to the Net Proceeds (equal to the sum of the consideration received less expenses of the DMS Asset Sale) less the net book value of the assets sold and liabilities assumed. For tax purposes, the gain will be equal to the Net Proceeds of the sale less the tax basis of the assets sold and the liabilities assumed.

FOCUS DIRECT, INC.

     Focus Direct, Inc. ("Focus") is a provider of products and services in the
direct mail industry.   Focus is located in San Antonio, Texas.

                          THE ASSET PURCHASE AGREEMENT

  The Company, DMS, DataMark Printing, Inc., DataMark Lists, Inc., WorldNow Online Network, Inc. and Focus are parties to the Asset Purchase Agreement. The following is a brief summary of certain material provisions of the Asset Purchase Agreement not summarized elsewhere in this Proxy Statement. The summary is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is incorporated by reference in its entirety and attached to this Proxy Statement as Annex III. Terms that are not otherwise defined in this summary or elsewhere in this Proxy Statement have the meaning set forth in the Asset Purchase Agreement. All stockholders are urged to read the Asset Purchase Agreement in its entirety.

PURCHASE PRICE

  Upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, Focus delivered to the Company on March 5, 1998, a cash payment of $6,900,000 and is obligated to deliver to the Company an additional $800,000 on June 30, 1999 (the "Purchase Price"). The Purchase Price was adjusted, however, through a post-closing purchase price adjustment by the amount that the Net Tangible Assets as of the Closing Date differed from the Net Tangible Assets as of November 1, 1997, which totaled $154,434. Moreover, because of certain reserves taken for anticipated bonus payments to management of DMS, which bonuses may or may not be earned, additional cash may be released to the Company following the completion of DMS's fiscal year ending June 30, 1998. There can be no assurance that such releases will occur.

ACQUIRED DMS ASSETS AND DMS ASSUMED LIABILITIES

  DMS Assets: The DMS Assets purchased by Focus (defined in the Asset Purchase Agreement as the "Acquired Assets") generally included all of the operating assets of DMS (excluding cash), including, but not limited to: (a) all furniture, furnishings, fixtures, machinery, equipment, and vehicles, as well as leasehold improvements, which are located at DMS, DataMark Printing, Inc., DataMark Lists, Inc., and WorldNow On-Line Network, Inc.'s facilities in Salt Lake City, Utah, Murray, Utah, Kansas City, Kansas, and Atlanta, Georgia (collectively, the "Facilities"); (b) inventory, parts, supplies and incidentals which are located at the Facilities; (c) all trade accounts receivable of DMH, DataMark Printing, Inc., DataMark Lists, Inc., and WorldNow On-Line Network, Inc. arising in connection with the Business as defined in the Asset Purchase Agreement; (d) all credits, pre-paid expenses and other items, security deposits, unbilled costs and fees; (e) all right, title and interest to intellectual property and other intangible property associated with the business, including, without limitation, customer lists, databases and other goodwill, trade secrets, methods, inventions and other know-how and patents, trademarks, service marks, tradenames and copyrights; (f) all rights under material contracts as defined in the Asset Purchase Agreement; (g) all books, records, manuals and other materials relating to or used in connection with the assets or business; (h) all licenses, permits, authorizations and approvals of governmental or other regulatory authorities which relate to the assets or business; (i) all rights, claims and actions arising out of occurrences before and after the Closing Date; which relate to, or arise from the assets or business; and (j) all assets and properties reflected on certain financial statements, except those assets and properties which have been disposed of by DMS, DataMark Printing, Inc., DataMark Lists, Inc., or WorldNow On-Line Network, Inc. in the ordinary course of the business after the date of such certain financial statements. The DMS Assets were transferred and assigned free and clear of any and all liens and encumbrances, except for the Assumed Liabilities described below.

  The DMS Assets specifically excluded, and DMS retained, the following Retained
Assets: (a) all cash and cash equivalents, other than petty cash; (b) corporate seals, minute books, stock books and other records relating to the corporate organization of DMS, DataMark Printing, Inc., DataMark Lists, Inc., and WorldNow On-Line Network, Inc.; and (c) certain assets, properties and rights disclosed in the Asset Purchase Agreement.

  Assumed Liabilities: On March 5, 1998, Focus assumed liability for all trade and other accounts payable reflected on the Closing Date Balance Sheet, certain accrued liabilities reflected on the Closing Date Balance Sheet and most contracts of DMS (the "Assumed Liabilities"). The Assumed Liabilities include, but are not limited to: (a) all accounts payable of DMS, DataMark Printing, Inc., DataMark Lists, Inc., and WorldNow On-Line Network, Inc. arising in the ordinary course of the business; (b) obligations under the Material Contracts, as defined in the Asset Purchase Agreement, accruing from the Closing Date; and
(c) the Assumed Employee Bonuses (as defined in the Asset Purchase Agreement). Except as otherwise provided in the Asset Purchase Agreement, Focus did not assume any other of DMS's, DataMark Printing, Inc.'s, DataMark Lists, Inc.'s and WorldNow On-Line Network, Inc.'s liabilities of any nature, currently existing or incurred in the future, including without limitation, pre-closing liabilities, liabilities related to income or franchise taxes, non-compliance with laws or regulations, environmental matters, employee matters, employee plans, liabilities, claims and obligations under any contracts or agreements which are not Assumed Contracts, liabilities or claims relating to any litigation involving the Company, product liabilities or product warranties.

  At the Closing, DMS assigned, and Focus assumed, certain contracts identified on a schedule to the Asset Purchase Agreement (the "Assumed Contracts"). Focus will perform all the obligations, and realize all the benefits, under the Assumed Contracts.

THE CLOSING

  The closing (the "Closing") of the DMS Asset Sale took place on March 5, 1998.

REPRESENTATIONS AND WARRANTIES; SURVIVAL

  In the Asset Purchase Agreement, each of the parties made certain representations and warranties to the other. Except as set forth below, the representations and warranties and other provisions of the Asset Purchase Agreement survive Closing. The Asset Purchase Agreement attached hereto as Annex I sets forth all of the representations and warranties and covenants of the parties thereto.

INDEMNIFICATION

  The Asset Purchase Agreement provides that Focus will indemnify DMS and the Company for certain losses due to Focus' (i) failure to assume, pay, perform or discharge the Assumed Liabilities; (ii) breach of the Asset Purchase Agreement; or (iii) the conduct of, or conditions existing with respect to, the Business after the Closing. The Asset Purchase Agreement provides that DMS will indemnify Focus for losses due to DMS's (i) failure to assume, pay, perform or discharge the Retained Liabilities; (ii) breach of the Purchase Agreement; or
(iii) the conduct of, or conditions existing with respect to, the Business prior to Closing.


  THE BOARD OF DIRECTORS BELIEVES THAT THE SALE OF THE DMS ASSETS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE SALE AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SALE OF ASSETS BY DATAMARK SYSTEMS, INC.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA
                                   RELATED TO

     PROPOSAL NUMBER 3  RATIFICATION OF SALE OF ASSETS OF DATAMARK SYSTEMS

  The following unaudited pro forma condensed consolidated financial data is based upon the historical consolidated financial statements of DataMark Holding, Inc. and subsidiaries ("DataMark") as adjusted to give effect to the sale of certain net assets associated with its direct mail advertising business (see Proposal No. 3) as if the sale (which occurred on March 5, 1998) had occurred on December 31, 1997 for purposes of the unaudited pro forma condensed consolidated balance sheet, and as of July 1, 1996 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and for the six months ended December 31, 1997.

  The pro forma adjustments are based upon information set out in the asset purchase agreement and information from the Company's books and records that management of the Company believes are reasonable and accurate. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 and the unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1997 and for the six months ended December 31, 1997, are not necessarily indicative of the results of operations of DataMark, or its financial position, had the sale actually occurred on December 31, 1997 or July 1, 1996. The unaudited pro forma results of operations of DataMark for the six months ended December 31, 1997 are not necessarily indicative of the results of operations that may be generated for the entire fiscal 1998 year. The unaudited pro forma adjustments are described in the accompanying notes to unaudited pro forma condensed consolidated financial data.

  This unaudited pro forma condensed consolidated financial data should be read in conjunction with the consolidated financial statements of DataMark and the related notes thereto, included herein for the fiscal year ended June 30, 1997 and included in the Company's Quarterly Report on Form 10-Q for the six months ended December 31, 1997.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997

                                                           Historical           Pro Forma
                                                            DataMark           Adjustments                   Pro Forma
                                                           ----------          -----------                   ---------
CURRENT ASSETS:
  Cash                                                     $  2,417,125         $ 6,900,000     (a)          $ 9,317,125
  Trade accounts receivable, net                                940,024            (854,522)    (b)               85,502
  Inventory                                                     218,697            (126,698)    (b)               91,999
  Other current assets                                          245,815              (3,756)    (b)              242,059
                                                           ------------         -----------     ---          -----------
       Total current assets                                   3,821,661           5,915,024                    9,736,685
                                                           ------------         -----------                  -----------

PROPERTY AND EQUIPMENT:
  Computer and office equipment                               6,036,403            (273,731)    (b)            5,762,672
  Furniture, fixtures and leasehold
    improvements                                                859,878            (122,232)    (b)              737,646
  Printing equipment                                            681,111            (681,111)    (b)                    -
  Vehicles                                                       11,466             (11,466)    (b)                    -
                                                           ------------         -----------     ---          -----------
                                                              7,588,858          (1,088,540)                   6,500,318
  Less accumulated depreciation
    and amortization                                         (1,813,468)            517,707     (b)           (1,295,761)
                                                           ------------         -----------     ---          -----------
       Net property and equipment                             5,775,390            (570,833)                   5,204,557
                                                           ------------         -----------                  -----------

INVESTMENT                                                      750,000                   -                      750,000

OTHER ASSETS                                                     51,139             800,000     (a)              851,139
                                                           ------------         -----------                  -----------
          Total assets                                     $ 10,398,190         $ 6,144,191                  $16,542,381
                                                           ============         ===========                  ===========

CURRENT LIABILITIES:
  Accounts payable                                         $  1,044,969         $  (605,408)    (b)          $   439,561
  Current portion of capital lease
    obligation                                                  866,816                   -                      866,816
  Accrued liabilities                                           616,079            (173,269)    (b)              442,810
  Notes payable                                                  17,597                   -                       17,597
  Other current liabilities                                      75,000                   -                       75,000
                                                           ------------         -----------                  -----------
       Total current liabilities                              2,620,461            (778,677)                   1,841,784
                                                           ------------         -----------                  -----------

CAPITAL LEASE OBLIGATION, net of current
  portion                                                     1,658,495                   -                    1,658,495
                                                           ------------         -----------                  -----------

STOCKHOLDERS' EQUITY:
  Common stock                                                      861                   -                          861
  Additional paid-in capital                                 22,736,779                   -                   22,736,779
  Accumulated deficit                                       (16,618,406)          6,922,868     (c)           (9,695,538)
                                                           ------------         -----------                  -----------
       Total stockholders' equity                             6,119,234           6,922,868                   13,042,102
                                                           ------------         -----------                  -----------

          Total liabilities and stockholders' equity       $ 10,398,190         $ 6,144,191                  $16,542,381
                                                           ============         ===========                  ===========

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997


                                                               Historical              Pro Forma
                                                                DataMark              Adjustments                Pro Forma
                                                               ----------             -----------                ---------
NET SALES:
  Direct mail marketing                                        $ 6,448,156            $(6,448,156)    (e)        $         -
  Computer online marketing                                        350,654                      -                     350,654
                                                               -----------            -----------                ------------
       Total net sales                                           6,798,810             (6,448,156)                    350,654
                                                               -----------            -----------                ------------
COST OF SALES:
  Postage                                                        2,419,652             (2,419,652)    (e)                   -
  Materials and printing                                         2,133,448             (2,133,448)    (e)                   -
  Computer online operations                                       436,306                      -                     436,306
                                                               -----------            -----------                ------------
       Total cost of sales                                       4,989,406             (4,553,100)                    436,306
                                                               -----------            -----------                ------------
GROSS MARGIN (DEFICIT)                                           1,809,404             (1,895,056)                    (85,652)
                                                               -----------            -----------                ------------
OPERATING EXPENSES:
  Research and development                                       6,357,157               (263,716)    (e)           6,093,441
  General and administrative                                     3,026,323               (978,750)    (e)           2,047,573
  Selling                                                       2, 258,978               (177,272)    (e)           2,081,706
                                                               -----------            -----------     ---        ------------
       Total operating expenses                                 11,642,458             (1,419,738)                 10,222,720
                                                               -----------            -----------                ------------
LOSS FROM OPERATIONS                                            (9,833,054)              (475,318)                (10,308,372)
                                                               -----------            -----------                ------------
OTHER INCOME (EXPENSE):
  Interest and other income                                        501,733                                            501,733
  Interest expense                                                  (9,495)                   540     (e)              (8,955)
                                                               -----------            -----------                ------------
       Other income, net                                           492,238                    540                     492,778
                                                               -----------            -----------                ------------
NET LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                           (9,340,816)              (474,778)                 (9,815,594)
BENEFIT FROM INCOME TAXES                                                -              2,581,475     (d)           2,581,475
                                                               -----------            -----------                ------------
INCOME (LOSS) BEFORE
  DISCONTINUED  OPERATIONS                                      (9,340,816)             2,106,697                  (7,234,119)
DISCONTINUED OPERATIONS:
  Gain on sale of direct mail marketing operations,
    net of income taxes of $2,581,475                                    -              4,302,459     (d)           4,302,459
                                                               -----------            -----------                ------------
NET LOSS                                                       $(9,340,816)           $ 6,409,156                $ (2,931,660)
                                                               ===========            ===========                ============

NET LOSS PER COMMON SHARE (Basic
  and Diluted):
    Continuing Operations                                           $(1.12)                                            $(0.87)
    Net loss                                                        $(1.12)                                            $(0.35)

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                                             8,309,467                                          8,309,467

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997

                                                          Historical               Pro Forma
                                                           DataMark               Adjustments                       Pro Forma
                                                          ----------              -----------                       ---------
NET SALES:
  Direct mail marketing                                   $ 5,479,759             $(5,479,759)       (e)          $          -
  Computer online marketing                                   431,200                        -                         431,200
                                                          -----------             ------------                    ------------
       Total net sales                                      5,910,959               (5,479,759)                        431,200
                                                          -----------             ------------                    ------------

COST OF SALES:
  Postage                                                   2,187,574               (2,187,574)      (e)                     -
  Materials and printing                                    1,623,661               (1,623,661)      (e)                     -
  Computer online operations                                  342,141                        -                         342,141
                                                          -----------             ------------                    ------------
       Total cost of sales                                  4,153,376               (3,811,235)                        342,141
                                                          -----------             ------------                    ------------

GROSS MARGIN                                                1,757,583               (1,668,524)                         89,059
                                                          -----------             ------------                    ------------

OPERATING EXPENSES:
  General and administrative                                3,092,560                 (809,206)      (e)             2,283,354
  Selling                                                   1,576,522                 (562,094)      (e)             1,014,428
  Research and development                                    847,067                        -                         847,067
                                                          -----------             ------------                    ------------
       Total operating expenses                             5,516,149               (1,371,300)                      4,144,849
                                                          -----------             ------------                    ------------

LOSS FROM OPERATIONS                                       (3,758,566)                (297,224)                     (4,055,790)
                                                          -----------             ------------                    ------------

OTHER INCOME (EXPENSE):
  Interest and other income                                    91,121                  (24,804)      (e)                66,317
  Interest expense                                            (61,822)                       -                         (61,822)
                                                          -----------             ------------                    ------------
       Other income, net                                       29,299                  (24,804)                          4,495
                                                          -----------             ------------                    ------------

NET LOSS                                                  $ 3,729,267)            $   (322,028)                   $( 4,051,295)
                                                          ===========             ============                    ============

NET LOSS PER COMMON SHARE (Basic
  and Diluted)                                            $     (0.43)                                            $      (0.47)

WEIGHTED AVERAGE COMMON
  SHARES OUTSTANDING                                        8,605,767                                                8,605,767

 See accompanying notes to unaudited pro forma condensed consolidated financial data.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

Description Of The Transaction
------------------------------

  On March 5, 1998, DataMark Systems, Inc. ("DMS"), a wholly owned subsidiary of DataMark Holding, Inc. (the "Company") sold its direct mail marketing business to Focus Direct, Inc., a Texas corporation. Pursuant to an Asset Purchase Agreement, Focus Direct, Inc. purchased all assets, properties, rights, claims and goodwill, of every kind, character and description, tangible and intangible, real and personal, wherever located of DMS, DataMark Printing, Inc. ("Printing"), DataMark Lists, Inc. ("Lists") and WorldNow Online Network, Inc. (all wholly owned subsidiaries of the Company) used in DMS's direct mail marketing business. Focus Direct, Inc. also agreed to assume certain liabilities of DMS, Printing, and Lists. Focus Direct, Inc. is not affiliated with the Company.

  Pursuant to the Asset Purchase Agreement, Focus Direct, Inc. agreed to pay the Company $7,700,000 for the above described assets. Focus Direct, Inc. paid the Company $6,900,000 in cash at closing and will pay the additional $800,000 on or about June 30, 1999. The total purchase price is to be adjusted for the difference between the assets acquired and liabilities assumed at November 30, 1997 and those as of the date of closing.

  The foregoing discussion is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached hereto as Annex III and incorporated herein by reference.

(1)   BASIS OF PRESENTATION
      ---------------------

  The accompanying unaudited pro forma condensed consolidated balance sheet has been prepared assuming that the net asset sale occurred on December 31, 1997. The unaudited pro forma condensed consolidated statements of operations have been prepared assuming that the net asset sale occurred on July 1, 1996, the first day of the Company's most recent fiscal year, excluding the gain on sale that would have been realized on July 1, 1996 (See Note 2(a)).

(2)   PRO FORMA ADJUSTMENTS
      ---------------------

  (a) Adjustment to record the total amount to be received from the sale of net assets as follows:

               Total sales price           $7,700,000
               Less: Payment deferred
                    until June 1999           800,000
                                           ----------
                    Net cash received
                       at closing          $6,900,000
                                           ==========

  (b) Adjustments to eliminate net assets sold in accordance with the asset purchase agreement.

  (c) Adjustment to record the gain from the sale of net assets as if sale had occurred on December 31, 1997 calculated as follows:

             Total sales price                  $7,700,000
               Less:  Pro forma net assets
                 sold at December 31, 1997        (777,132)
                                                ----------
                 Net gain on sale               $6,922,868
                                                ==========

  The gain from the sale has not been reduced for income taxes due to the Company's previously recorded valuation allowance for deferred tax assets resulting from tax net operating loss carryforwards.

(d) The pro forma net loss does not reflect the gain from the sale of net assets as if sale had occurred on July 1, 1996 calculated as follows:

               Total sales price              $7,700,000
               Less:  Pro forma net assets
                sold at July 1, 1996            (816,066)
                                              ----------
                                               6,883,934
               Less:  Estimated income taxes
                at 37.5 percent               (2,581,475)
                                              ----------
               Net gain on sale               $4,302,459
                                              ==========

(e) Adjustments to eliminate sales and expenses related to the Company's direct mail marketing operations. All overhead included in the eliminated expenses were those expenses incurred only for the benefit of DataMark Systems, Inc.

                                 PROPOSAL NO. 4

                      RATIFICATION OF REPURCHASE OF SHARES

GENERAL

  On March 5, 1998, the Company entered into a Stock Repurchase Agreement (the "Repurchase Agreement") with Mr. Evans, the former CEO and Chairman of the Board of the Company, which was amended on April 28, 1998 (the "Repurchase Agreement"). Pursuant to the Repurchase Agreement, the Company agreed to purchase 1,800,000 shares of the Company's common stock held by Mr. Evans (the "Evans Shares") for $1,500,000. Additionally, the Company entered into a Confidentiality and Noncompetition Agreement (the "Evans Noncompete Agreement") with Mr. Evans, pursuant to which Mr. Evans, for consideration consisting of $25,000, has agreed, among other things, not to compete with the Company, solicit employees from the Company, or use proprietary information of the Company for a period of three years.

THE REPURCHASE

  Mr. Evans formed the Company as a direct mail company in 1988. As the direct mail business expanded and new management was added, the Company began to explore business opportunities in the online industry. As the Company's activities and expenditures in the online industry and eventually the Internet industry increased, management was stretched between two industries and business models. As the Company deliberated whether to focus on one industry or continue to expand in two industries, Mr. Evans began to express concern over the increasing expenditures in the Internet industry. In November, 1997, when the Board of Directors voted to continue investing in the WorldNow business model, despite the lack of any revenues, Mr. Evans made an offer to the Board of Directors to sell substantially all of his stock in the Company at a price substantially lower than the Company's trading price on Nasdaq. The price offered by Mr. Evans represented a substantial gain to Mr. Evans, whose basis in the shares as a founder was very low. At the same time, the price reflected a substantial discount to the trading price of the Company's common stock on Nasdaq.

  Over the course of the next several months, the Board and Mr. Evans negotiated the price and terms of a possible repurchase of Mr. Evans' shares. On March 1, 1998, the Company and Mr. Evans entered into a Stock Repurchase Agreement, pursuant to which the Company agreed to repurchase 2,050,000 shares of common stock from Mr. Evans for a purchase price of $2,000,000, or $0.98 per share. On such date, the closing price of the Company's common stock on Nasdaq was $2.875. The 2,050,000 Shares and the $2,000,000 were placed in escrow, pending stockholder approval.

  On April 28, 1998, the Company entered into an Amended Stock Repurchase Agreement, pursuant to which the Company agreed to purchase 1,800,000 shares of the Company's common stock from Mr. Evans (the "Evans Shares") for $1,500,000, or $0.83 per share. On such date, the closing price of the Company's common stock on Nasdaq was $4.375. Because of the favorable price to the Company, the parties terminated the escrow and closed the transaction.

REASONS FOR THE TRANSACTION

  The Board unanimously approved the Repurchase Agreement and believes that the repurchase of the Evans Shares was beneficial to the Company and its stockholders for the following reasons:

  . The price offered by Mr. Evans represented a substantial discount to the market price of the Company's Common Stock.
  . The price offered by Mr. Evans represented a substantial discount to the historic low trading price of the Company's Common Stock on the Nasdaq National Market.
  . Although the price was at a discount to market, it represented a significant gain for Mr. Evans, whose basis in the Evans Shares as a founder of the Company was low, creating a "win/win" arrangement.
  . The Evans Repurchase and the resignation by Mr. Evans as an officer has allowed management of the Company to focus on a single industry, namely the Internet industry, without internal dissension.

  . The acquisition of the Evans Shares has enabled the Company to acquire WeatherLabs, Inc. through the issuance of shares.
  . The acquisition of the Evans Shares has partially enabled the Company to acquire Digital Courier through the issuance of shares, pending approval by the Company's shareholders.

RECOMMENDATION OF BOARD

  The Board recommends a vote for the proposal to ratify the repurchase of 1,800,000 shares of Common Stock from Mr. Evans.

ACCOUNTING TREATMENT/FEDERAL INCOME TAX CONSEQUENCES

The repurchased shares will be held in treasury and therefore reduce the Company's equity by $1,500,000.


                              REPURCHASE AGREEMENT

  The Company and Chad Evans are parties to the Repurchase Agreement. The following is a brief summary of certain provisions of the Repurchase Agreement. This description is qualified in its entirety by reference to the complete text of the Repurchase Agreement, a copy of which is attached to this Proxy Statement as Annex IV and is incorporated herein by reference. Terms that are not otherwise defined in this summary or elsewhere in this Proxy Statement have the meaning set forth in the Repurchase Agreement. All stockholders are urged to read the Repurchase Agreement in its entirety.

PURCHASE PRICE

  Upon the terms and subject to the conditions set forth in the Repurchase Agreement dated March 5, 1998, the Company agreed to purchase 2,050,000 shares of the Company's common stock held by Mr. Evans for a total purchase price of $2,000,000 in cash. On March 5, 1998, Mr. Evans and the Company amended the Repurchase Agreement whereby the purchase price was reduced to $1,500,000 in exchange for 1,800,000 shares of the Company's common stock held by Mr. Evans

THE CLOSING

  The Closing of the Evans Stock Purchase Agreement took place on March 5, 1998.


REPRESENTATIONS AND WARRANTIES

  The Repurchase Agreement, as amended, contained no representations or warranties by either the Company or Mr. Evans, except that Mr. Evans was the sole beneficial and legal owner of the 1,800,000 shares of the Company's common stock.

HOLD HARMLESS

  The Repurchase Agreement provides that the parties will hold each other harmless from any and all losses or liabilities of any kind whatsoever based on Evans' actions or inactions as an officer, director or affiliate of the Company, including but not limited to the entering into and performance under the terms of the Repurchase Agreement. The Company agreed to indemnify Mr. Evans for any loss or liability to the same extent and scope, including reimbursing Mr. Evans' attorneys fees and costs in connection with any claim made against him.

  By way of limitation on the duty of the parties to hold each other harmless and on the duty of the Company to indemnify Mr. Evans, the extent of any such duty shall be limited to the amount of the purchase price. Moreover, such duty shall have a deductible of $50,000 per occurrence before any claim for indemnification or hold harmless may be made under the Repurchase Agreement.

CONFIDENTIALITY AND NON-COMPETITION

  On March 5, 1998, the Company and Mr. Chad L. Evans entered into the Evans Noncompete Agreement, as amended on April 29, 1998, in connection with the Repurchase Agreement. The terms of the Evans Noncompete Agreement, as amended, provide that until March 4, 2000, Evans shall not, on behalf of himself or any other person, directly or indirectly, (a) solicit employment from, offer employment to or employ any person who (i) is then currently an employee of the Company or (ii) during the then preceding sixty (60) days terminated his or her employment with the Company or any affiliate without the Company's consent, and Evans shall not otherwise interfere, directly or indirectly, with the relationship between the Company and any employee, except for three certain current employees of the Company; (b) interfere with the relationship between the Company and any customer, distributor, vendor or supplier of the Company;
(c) own, control, manage, operate, be employed by, participate or engage in, or otherwise have an interest in, any business or enterprise which is engaged in direct competition in the business that the Company is presently engaged in, including E-Commerce, Internet Service Provider, On-Line Book Sales, On-Line Broadcast Network Strategy and Web Hosting. However, Evans may own capital stock or other securities of any corporation which is publicly owned or regularly traded in the over-the-counter market or on any securities exchange, provided, however, such investment does not exceed, directly or indirectly, 10% of the issuer's outstanding securities in that class.

  In exchange for Evans entering into the Evans Noncompete Agreement, the Company paid Evans $25,000.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE REPURCHASE OF 1,800,000 SHARES OF COMMON STOCK FROM MR. EVANS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding Common Stock of the Company beneficially owned as of July 1, 1998 by: (i) each person known by the Company to beneficially own 5% or more of the outstanding Common Stock, (ii) each director and director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all officers and directors as a group. As of June 1, 1998, there were 7,295,825 shares of Common Stock outstanding and no Preferred Stock outstanding.

                                                           Amount of          Percentage
                     Names and Addresses of                 Common             of Voting
                     Principal Stockholders                 Shares*           Securities
                     ----------------------                 -------           ----------
             Ameica Online, Inc.                            955,414              11.3%
             22000 AOL Way
             Dulles, Virginia  20166
             Quantum Industrial Partners LDC                590,000               7.0%
             Kaye Flamboyan 9
             Willemstad, Curacao
             Netherlands Antilles


                     Officers and Directors
                     ----------------------
                                                          1,313,489(1)           15.6%
             James A. Egide
             448 E. 6400 S., Suite 400
             Salt Lake City, Utah  84107

             Kenneth M. Woolley                             397,000(2)            4.6%
             448 E. 6400 S., Suite 400

             Salt Lake City, Utah  84107

             Stanton D. Jones                               343,500(3)            4.0%
             448 E. 6400 S., Suite 400

             Salt Lake City, Utah  84107

             Mitchell L. Edwards                            320,308(4)            3.7%
             448 E. 6400 S., Suite 400

             Salt Lake City, Utah  84107

             Raymond J. Pittman                                  (5)              0.0%
             187 Fremont Street

             San Francisco, California 94105

             Michael D. Bard
             448 E. 6400 S., Suite 400                      105,308(6)            1.2%

             Salt Lake City, Utah  84107

             All Directors and Executive Officers         2,479,605              27.0%
             (6 persons)


* Assumes exercise of all exercisable options held by listed security holders which can be acquired within 60 days from July 31, 1998.

(1) Includes 25,000 shares which Mr. Egide may acquire on exercise of options. Does not include 498,895 shares which will be issued upon the closing of the Digital Courier Acquisition.
(2) Includes 225,000 shares which Mr. Woolley may acquire on exercise of options.
(3)  Includes 175,000 shares which Mr. Jones may acquire on exercise of options.
 .

(4) Includes 280,000 shares which Mr. Edwards may acquire on exercise of options. Does not include 85,000 shares which may be acquired on exercise of options which are not currently exercisable.
(5) Does not include 1,990,593 shares which will be issued upon the closing of the Digital Courier Acquisition.
(6) Includes 65,000 shares which Mr. Bard may acquire on exercise of options..

The stockholders listed have sole voting and investment power, except as otherwise noted.


                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and on representations that no other reports were required, the Company has determined that during the last fiscal year all applicable 16(a) filing requirements were met except as follows: Stanton Jones, Mitchell Edwards, and Michael Bard were late in filing Form 4's which were due within 10 days following the end of the month in which options were granted.

                              CERTAIN TRANSACTIONS

     During the year ended June 30, 1994, the Company made cash loans to two officers totaling $46,000, which were settled during the year ended June 30, 1995, except for $1,000 which was settled during the year ended June 30, 1997.

     Prior to July 1, 1994, the Company had borrowed money from certain officers. Additional borrowings of $50,000 and $129,500 were made during the years ended June 30, 1996 and 1995, respectively. Principal payments on these notes were $1,666, $199,500, and $2,152 during the years ended June 30, 1997, 1996 and 1995, respectively. The amounts due on these loans at June 30, 1997 and 1996 were $0 and $1,666, respectively.

     During the year ended June 30, 1996, the Company borrowed $500,000 from a bank to fund computer equipment purchases. Certain officers and stockholders guaranteed the loan. In exchange for the guarantee, such persons received a one-year option to purchase 25,000 shares of common stock at $5.00 per share.

     During the year ended June 30, 1997, the Company negotiated services and equipment purchase agreements with CasinoWorld Holdings, Ltd., Cybergames, Inc., Online Investments, Inc. and Barrons Online, Inc., companies in which Mr. Egide, one of the Company's directors and stockholders has an ownership interest.
Under the agreements, the Company provided software development services, and configured hardware and other computer equipment.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's executive offices at 448 E. 6400 S., Suite 400, Salt Lake City, UT, 84107, addressed to the attention of the Secretary, by June 5, 1999 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to such meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented for consideration at the Special Meeting other than as stated in the accompanying Notice of Special Meeting of Stockholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.

                      DIGITAL COURIER INTERNATIONAL, INC.
                         INDEX TO FINANCIAL STATEMENTS

Title of Documents                                                                         PAGE NO.
------------------                                                                        --------

Reports of Independent Public Accountants                                                  F-2

Consolidated Balance Sheets as of December 31 1997 (audited) and March 31, 1998
   (unaudited)                                                                             F-3

Consolidated Statements of Operations for the Year Ended December 31, 1997 (audited), the Three Months Ended March 31, 1998 (unaudited), and the Period from Inception
   through March 31, 1998 (unaudited)                                                      F-5

Consolidated Statements of Stockholders' Equity for the Period from Inception through
   March 31, 1998                                                                          F-6

Consolidated Statements of Cash Flows for the Year Ended December 31, 1997 (audited)
   the Three Months Ended March 31, 1998 (unaudited), and the Period from Inception
   through March 31, 1998 (unaudited)                                                      F-7

Notes to Consolidated Financial Statements                                                 F-8

               DIGITAL COURIER INTERNATIONAL, INC.
               (A COMPANY IN THE DEVELOPMENT STAGE)

               FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 1997 AND MARCH 31, 1998 (UNAUDITED) AND FOR THE PERIODS THEN ENDED

               TOGETHER WITH REPORT OF
               INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Digital Courier International, Inc.:

We have audited the accompanying balance sheet of Digital Courier International, Inc. (a Nevada corporation in the development stage and formerly Digital Courier Technologies, Inc., a California corporation) as of December 31, 1997, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Courier International, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development-stage enterprise with no significant operating results to date. The factors discussed in Note 1 to the financial statements raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
July 29, 1998

                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                                 BALANCE SHEETS

                                     ASSETS



                                                                     December 31,            March 31,
                                                                         1997                  1998
                                                               -------------------------------------------
                                                                                            (Unaudited)
CURRENT ASSETS:
 Cash                                                                 $172,807               $13,936
 Trade accounts receivable                                                   -                56,219
 Other current assets                                                    9,647                 3,500
                                                               -------------------------------------------
         Total current assets                                          182,454                73,655
                                                               -------------------------------------------
COMPUTER AND OFFICE EQUIPMENT                                           52,010               137,404
 Less accumulated depreciation                                          (4,647)              (11,490)
                                                               -------------------------------------------
         Net computer and office equipment                              47,363               125,914
                                                               -------------------------------------------
OTHER ASSETS                                                            20,000                20,500
                                                               -------------------------------------------
                                                                      $249,817              $220,069
                                                               ===========================================

                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                           BALANCE SHEETS (CONTINUED)

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)



                                                                   December 31,              March 31,
                                                                      1997                     1998
                                                              --------------------------------------------
                                                                                           (Unaudited)
CURRENT LIABILITIES:
 Accounts payable                                                  $  29,929            $   235,314
 Accrued liabilities                                                  55,798                 61,523
                                                              --------------------------------------------
         Total current liabilities                                    85,727                296,837
                                                              --------------------------------------------
COMMITMENTS AND CONTINGENCIES (Notes 1 and 4)
STOCKHOLDERS' EQUITY (DEFICIT):
 Common stock, $.001 par value; 10,000,000 shares authorized
  669,500 and 933,879 shares outstanding, respectively
                                                                         670                    934

 Additional paid-in capital                                          626,330              1,042,925
 Receivables from sale of common stock                              (200,000)               (25,000)
 Deficit accumulated during the development stage                   (262,910)            (1,095,627)
                                                              --------------------------------------------
         Total stockholders' equity (deficit)                        164,090                (76,768)
                                                              --------------------------------------------
                                                                   $ 249,817            $   220,069
                                                              ============================================

                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF OPERATIONS




                                                                                                       Period from
                                                                   Year             Three Months        Inception
                                                                   Ended               Ended          (July 23, 1996)
                                                                December 31,         March 31,           through
                                                                   1997                1998          March 31, 1998
                                                         -----------------------------------------------------------------
                                                                                   (Unaudited)          (Unaudited)

NET SALES                                                         $  -              $  96,895           $    96,895
COST OF SALES                                                        -                 39,432                39,432
                                                             ---------              ---------           -----------
         Gross margin                                                -                 57,463                57,463
                                                             ---------              ---------           -----------
OPERATING EXPENSES:
 General and administrative                                    159,032                451,319               611,351
 Research and development                                      101,878                438,861               540,739
                                                             ---------              ---------           -----------
         Total operating expenses                              260,910                890,180             1,152,090
                                                             ---------              ---------           -----------
OPERATING LOSS BEFORE INCOME TAXES                            (260,910)              (832,717)           (1,094,627)
PROVISION FOR INCOME TAXES                                      (1,000)                     -                (1,000)
                                                             ---------              ---------           -----------
NET LOSS                                                     $(261,910)             $(832,717)          $(1,095,627)
                                                             =========              =========           ===========

                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                                                                    Deficit
                                                                                                  Accumulated
                                                                   Additional     Receivables     During the
                                                Common Stock         Paid-in      from Sale of     Development
                                              Shares     Amount      Capital      Common Stock        Stage
                                           --------------------------------------------------------------------
Issuance of common shares to
 founders of Digital Courier
 Technologies, Inc. for services
 in forming the corporation                501,000      $ 501     $      499       $       -       $         -
Net loss during the period from
 inception (July 23, 1996)
 through December 31, 1996                       -          -              -               -            (1,000)
                                          --------------------------------------------------------------------
BALANCE, December 31, 1996                 501,000        501            499               -            (1,000)

Cash contribution from founder                   -          -          1,000               -                 -
Issuance of common shares for
 cash and receivables at $1.50
 per share in connection with
 recapitalization                          399,000        399        599,601        (200,000)                -
Issuance of common shares for
 services valued at $1.50 per
 share                                      20,000         20         29,980               -                 -

Reacquisition and retirement of
 common shares issued to a
 founder in exchange for cash at
 $.02 per share                           (250,500)      (250)        (4,750)              -                 -

Net loss                                         -          -              -               -          (261,910)
                                          --------------------------------------------------------------------

BALANCE, December 31, 1997                 669,500        670        626,330        (200,000)         (262,910)
Issuance of common shares for
 services valued at $1.50 per
 share (unaudited)                         277,906        278        416,581               -                 -

Cash payments on receivables from
 sale of common stock (unaudited)                -          -              -         175,000                 -

Reacquisition and retirement of
 shares previously issued for
 services at no cost (unaudited)           (13,527)       (14)            14               -                 -
Net loss (unaudited)                             -          -              -               -          (832,717)
                                          --------------------------------------------------------------------
BALANCE, March 31, 1998
   (unaudited)                             933,879      $ 934     $1,042,925       $ (25,000)      $(1,095,627)
                                          ====================================================================


                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                            STATEMENTS OF CASH FLOWS


                          Increase (Decrease) in Cash

                                                                                                       Period from
                                                                       Year        Three Months         Inception
                                                                       Ended           Ended         (July 23, 1996)
                                                                   December 31,      March 31,           through
                                                                       1997            1998           March 31, 1998

                                                                ------------------------------------------------------
                                                                                    (Unaudited)        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                             $(261,910)      $(832,717)      $(1,095,627)
 Adjustments to reconcile net loss to net cash
 used in operating activities:
   Depreciation                                                           4,647           6,843             11,490
   Common stock issued for services                                      30,000         416,859            447,859
   Changes in operating assets and liabilities -
      Trade accounts receivable                                               -         (56,219)           (56,219)
      Other current assets                                               (9,647)          6,147             (3,500)
      Other assets                                                      (20,000)           (500)           (20,500)
      Accounts payable                                                   29,929         205,385            235,314
      Accrued liabilities                                                55,798           5,725             61,523
                                                                --------------------------------------------------
         Net cash used in operating activities                         (171,183)       (248,477)          (419,660)
                                                                --------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of computer and office equipment                              (52,010)        (85,394)          (137,404)
                                                                --------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuance of common stock and payments received
  on receivables from the sale of common stock                          401,000         175,000            576,000
 Reacquisition of common stock for cash                                  (5,000)              -             (5,000)
                                                                --------------------------------------------------
         Net cash provided by financing activities                      396,000         175,000            571,000
                                                                --------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                         172,807        (158,871)            13,936
CASH AT BEGINNING OF PERIOD                                                   -         172,807                  -
                                                                --------------------------------------------------
CASH AT END OF PERIOD                                                  $172,807         $13,936            $13,936
                                                                ==================================================

                      DIGITAL COURIER INTERNATIONAL, INC.
                      (A COMPANY IN THE DEVELOPMENT STAGE)

                         NOTES TO FINANCIAL STATEMENTS
                 (INCLUDING NOTES RELATED TO UNAUDITED PERIODS)


(1)  DESCRIPTION OF THE COMPANY

Organization

Digital Courier International, Inc. ("DCII"), a Nevada corporation, was incorporated May 28, 1997. Digital Courier Technologies, Inc. ("DCTI"), a California corporation, was incorporated July 23, 1996. On June 12, 1997, DCII, DCTI, the shareholders of DCTI and certain investors entered into a Formation and Exchange Agreement (the "Formation Agreement") pursuant to which (i) the shareholders of DCTI agreed to exchange the 200 outstanding shares of common stock of DCTI for 501,000 shares of common stock of DCII; (ii) the investors agreed to acquire 399,000 shares of common stock of DCII for $1,000,000, contingent on the results of certain testing to be completed; and (iii) an individual was to receive 20,000 shares of DCII common stock for services rendered in connection with the formation of DCII and the negotiation of the
Formation Agreement (see Note 5).   Upon completion of the testing, the
Formation Agreement was amended to reduce the amount to be paid by the investors for the 399,000 shares of common stock of DCII to $600,000. Since the shareholders of DCTI retained greater than 50 percent ownership of DCII, the combination of DCII and DCTI has been accounted for as a recapitalization, with DCTI being presented as the continuing accounting entity under the name of DCII. The capital and shares of common stock of DCTI have been restated similar to a reverse acquisition, in accordance with the Formation Agreement, and the issuance of common shares by DCII to the investors has been recorded as a sale of common stock. Prior to the recapitalization, DCTI's activities were limited to the issuance of common shares to two founders for services rendered in forming DCTI and the receipt of a capital contribution of $1,000 from one of the founders. No operations had commenced. A balance sheet as of December 31, 1996 and a statement of operations for the period from inception (July 23, 1996) through December 31, 1996 are not included in the accompanying financial statements due to the limited transactions during the period. DCII and DCTI are collectively referred to herein as the "Company".

Nature of Operations and Related Risks

The Company is a Java-based Internet and wireless communications software development company in the development stage. The Company's strategy is to design and develop software solutions for electronic commerce, supplying business solutions to specific vertical markets including financial services, online point-of-sale transaction systems, and online content/information development and distribution. The Company's historical operations have primarily consisted of research and development efforts associated with developing software solutions for electronic commerce.

Through March 31, 1998, the Company had generated $96,895 in software consulting revenues. Accordingly, the Company has a limited operating history upon which an evaluation of the

Company can be based, and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. Specifically, such risks include, without limitation, the performance, reliability and security of the Company's transactions processing infrastructure, the continued ability to provide end-to-end point of sales processing over the Internet, the ability to maintain and expand the channels of distribution, the ability to maintain continuing expertise in proprietary and third-party technologies, the timing of introductions of new services, the pricing policies of the Company's competitors and suppliers and the inability to identify, attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in addressing such risks or that the Company will achieve or sustain profitability. The limited operating history of the Company and the uncertain nature of the markets addressed by the Company make the prediction of future results of operations difficult or impossible.

As reflected in the accompanying financial statements, the Company incurred net losses of $261,910 during the year ended December 31, 1997 and $832,717 (unaudited) during the three months ended March 31, 1998. The Company's operating activities have used $171,183 of cash during the year ended December 31, 1997 and $248,477 (unaudited) during the three months ended March 31, 1998. The Company expended $101,878 during the year ended December 31, 1997 and $438,861 (unaudited) during the three months ended March 31, 1998 for development efforts. As of December 31, 1997, the Company had $96,727 and $(223,182) (unaudited) as of March 31, 1998 of working capital (deficit), respectively. Subsequent to March 31, 1998, additional funding has been obtained through loans from DataMark Holding, Inc., to fund the Company's operations (see Note 6). Additional funding will be required before the Company's operations achieve and sustain profitability. There can be no assurance that the additional funding will be available, or if available, that it will be available on acceptable terms or in required amounts. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The factors discussed above raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Unaudited Financial Statements

The accompanying unaudited balance sheet as of March 31, 1998, the statements of operations, stockholders' equity (deficit) and cash flows for the three months ended March 31, 1998 have been prepared on substantially the same basis as the annual financial statements. In the opinion of management, the unaudited statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly the results of operations and cash flows for such periods.

Computer and Office Equipment

Computer and office equipment are stated at cost. Major additions and improvements are capitalized, while minor repairs and maintenance costs are expensed when incurred. Depreciation of computer and office equipment is computed using primarily a straight-line method over the estimated useful lives of the related assets of three years.

Depreciation expense was $4,647 for the year ended December 31, 1997 and $6,843 (unaudited) for the three months ended March 31, 1998.

When computer and office equipment are retired or otherwise disposed of, the book value is removed from the asset and related accumulated depreciation accounts, and the net gain or loss is included in the determination of net income or loss.

Deferred Software Development Costs

The Company will capitalize computer software development costs upon the establishment of technological feasibility. Technological feasibility for the Company's computer software products is based upon the achievement of a detail program design free of high-risk development issues. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs requires considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life and changes in technology. It is reasonably possible that those estimates of anticipated future gross revenues, the remaining estimated economic lives of the products, or both will be reduced significantly in the near term. Costs incurred prior to the establishment of technological feasibility are expensed as research and development costs in the accompanying statements of operations. As of December 31, 1997 and March 31, 1998, the Company had not achieved technological feasibility with respect to any of its software products.

Fair Value of Financial Instruments

The carrying amounts reported in the accompanying balance sheets for cash, accounts receivable, and accounts payable approximate fair values because of the immediate or short-term maturities of these financial instruments.

Revenue Recognition

Revenue from providing Internet consulting services is recognized as the services are provided or pro rata over the service period. The Company defers revenue paid in advance relating to future services. Future revenues from licensing or selling computer software will be recognized in accordance with Statement of Position ("SOP") 97-2.

Research and Development
Research and development costs incurred in the development of the Company's various transaction based electronic commerce products are expensed as incurred.

Income Taxes

The Company recognizes a liability or asset for the deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.

Recent Accounting Pronouncements

In June 1998, the Financial Accounting Standards Boards issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement establishes accounting and reporting standards requiring that derivative instruments be recorded in the balance sheet as either an asset or liability measured at its fair value and that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Statement 133 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial statements as the Company is not currently involved in any derivative instruments or hedging activities.

(3)  INCOME TAXES
The components of the net deferred tax assets as of December 31, 1997 and March 31, 1998 are as follows:


                                                                 December 31,               March  31,
                                                                    1997                       1998
                                                            -----------------------------------------------
                                                                                       (Unaudited)

Net operating loss carryforwards                                        $    77,200             $   308,700
Reserves and accrued liabilities                                             18,600                  18,600
                                                            -----------------------------------------------
         Total deferred tax assets                                           95,800                 327,300

Valuation allowance                                                         (95,800)               (327,300)
                                                            -----------------------------------------------
         Net deferred tax asset                                         $        -              $       -
                                                            ===============================================


As of December 31, 1997 and March 31, 1998, the Company had net operating loss carryforwards for federal income tax reporting purposes of approximately $207,000 and $1,035,000 (unaudited), respectively. For federal income tax purposes, utilization of these carryforwards is limited if the Company has had more than a 50 percent change in ownership (as defined by the Internal Revenue
Code) or, under certain conditions, if such a change occurs in the future. The tax net operating losses will expire beginning in 2012.

No benefit for income taxes has been recorded during the year ended December 31, 1997 and the three months ended March 31, 1998. As discussed in Note 1, certain risks exist with respect to the Company's future profitability that in management's opinion make it more likely than not that the assets may not be realized, and accordingly, a valuation allowance was recorded to reduce the net deferred tax asset to zero. The income tax provision of $1,000 recorded during the year ended December 31, 1997 represents the minimum state income taxes.

(4)  COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company leases certain facilities used in its operations. The approximate aggregate commitments under noncancellable leases in effect at December 31, 1997 were as follows:


                      Year ending December 31,
                      ------------------------
                                1998                                   $  210,000
                                1999                                      210,000
                                2000                                      210,000
                                2001                                      210,000
                                2002                                      201,250
                                                                    -----------------
                                                                       $1,041,250
                                                                    =================

The Company incurred rent expense of $33,586 during the year ended December 31, 1997 and $74,719 (unaudited) during the three months ended March 31, 1998.

Legal Matters

The Company is a party to certain legal matters which it considers incidental to its business activities. It is the opinion of management, after consultation with legal counsel, that the ultimate disposition of these legal matters will not have a material impact on the financial position, liquidity or results of operations of the Company.

(5)  CAPITAL TRANSACTIONS

Issuance of Stock Certificates

As of December 31, 1997 and March 31, 1998 (unaudited), the Company had not issued any stock certificates with respect to the outstanding common stock. The stock certificates will be issued in connection with the sale of the Company to DataMark Holding, Inc. as described in Note 6. The accompanying financial statements present the common shares issued and outstanding as if the stock certificates had been issued.

Formation Agreement

As discussed in Note 1, DCTI was originally incorporated on July 23, 1996 and the founders were issued 200 shares of common stock in exchange for services rendered in forming DCTI.

The 200 shares issued for incorporation services have been recorded at $1,000, the estimated fair value of the services received. In May 1997, one of the founders contributed $1,000 in cash to DCTI for working capital needs. On June 12, 1997, DCTI and DCII entered into the Formation Agreement pursuant to which the founders of DCTI received 501,000 shares of common stock in exchange for the 200 outstanding shares of common stock of DCTI and certain investors agreed to acquire 399,000 shares of common stock for $600,000 or approximately $1.50 per share. As of December 31, 1997, the investors had paid $400,000 of the $600,000 commitment and an additional $175,000 (unaudited) was paid by March 31, 1998. The Formation Agreement was accounted for as a recapitalization, with DCTI being presented as the continuing accounting entity under the name of DCII. The shares of common stock of DCTI have been restated to reflect the number of shares issued in accordance with the Formation Agreement. The Formation Agreement also provided for the issuance of 20,000 shares of common stock to an individual for services. The 20,000 shares were valued at $1.50 per share and have been expensed in the accompanying statements of operations.


In connection with the Formation Agreement, the shareholders entered into a Shareholders Agreement that requires a supermajority (75 percent) of shareholder votes to effect certain transactions, as defined, the election of certain directors, and restricts the transfer of shares of common stock. The shareholders also entered into non-competition and non-disclosure agreements.

Reacquisition of Common Shares

During the year ended December 31, 1997, the Company and one of the founders of DCTI entered into an agreement pursuant to which the founder's employment with the Company was terminated and the Company reacquired the 250,500 shares of common stock held by the founder in exchange for $5,000.

Common Stock Issued for Services

In January 1998, the Company agreed to issue 277,906 (unaudited) shares of its common stock to employees of the Company in exchange for services rendered. Compensation expense totaling $416,859 (unaudited), based on value of $1.50 per share, was recorded in connection with this common stock issuance.

In addition, during the three months ended March 31, 1998, the individual that received 20,000 shares of common stock for services related to the Formation Agreement transferred 13,527 shares back to the Company for no consideration.

(6)  SUBSEQUENT EVENT

Sale of the Company to DataMark Holding, Inc.

The Company has entered into a Stock Exchange Agreement with DataMark Holding, Inc., a Delaware corporation, dated as of March 17, 1998 (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the shareholders of the Company will receive 4,659,080 shares of

DataMark Holding, Inc. common stock in exchange for all of the Company's outstanding shares.

                             DATAMARK HOLDING, INC.
                         INDEX TO FINANCIAL STATEMENTS

Title of Documents                                                                     PAGE NO.
------------------                                                                     --------

UNAUDITED FINANCIAL STATEMENTS
------------------------------

Condensed Consolidated Balance Sheets as of March 31, 1998 and June 30, 1997             F-15

Condensed Consolidated Statements of Operations for the Three Months Ended
  March 31, 1998 and 1997                                                                F-17

Condensed Consolidated Statements of Operations for the Nine Months Ended
  March 31, 1998 and 1997                                                                F-18

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended
  March 31, 1998 and 1997                                                                F-19

Notes to Condensed Consolidated Financial Statements                                     F-20

AUDITED FINANCIAL STATEMENTS
----------------------------

Reports of Independent Public Accountants                                                F-24

Consolidated Balance Sheets as of June 30, 1997 and 1996                                 F-26

Consolidated Statements of Operations for the Years Ended June 30, 1997,
  1996 and 1995                                                                          F-28

Consolidated Statements of Stockholders' Equity for the Years Ended
  June 30, 1997, 1996 and 1995                                                           F-30

Consolidated Statements of Cash Flows for the Years Ended June 30, 1997,
  1996 and 1995                                                                          F-31

Notes to Consolidated Financial Statements                                               F-32

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


ASSETS
                                                             March 31,               June 30,
                                                               1998                    1997
                                                           ------------            ------------
CURRENT ASSETS:
  Cash and cash equivalents                                 $ 6,946,635             $ 4,938,404
  Trade accounts receivable                                       1,449                       -
  Inventory                                                      10,291                       -
  Other current assets                                          516,302                  74,742
  Net current assets of discontinued operations                       -                 105,739
                                                           ------------            ------------
     Total current assets                                     7,474,677               5,118,885
                                                           ------------            ------------
PROPERTY AND EQUIPMENT:
  Computer and office equipment                               5,992,855               5,210,607
  Furniture, fixtures and leasehold
    improvements                                                737,965                 724,717
  Vehicles                                                            -                  29,059
                                                           ------------            ------------
                                                              6,730,820               5,964,383
  Less accumulated depreciation and
    amortization                                             (1,603,457)               (510,307)
                                                           ------------            ------------
     Net property and equipment                               5,127,363               5,454,076
                                                           ------------            ------------

INVESTMENT IN COMMTOUCH. LTD.                                   750,000                       -
                                                           ------------            ------------

NET LONG-TERM ASSETS OF DISCONTINUED
  OPERATIONS                                                          -                 709,063
                                                           ------------            ------------

OTHER ASSETS                                                  1,243,220                  38,636
                                                           ------------            ------------
                                                            $14,595,260             $11,320,660
                                                            ===========             ===========

     The accompanying notes to condensed consolidated financial statements are an integral part of these balance sheets.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                                  (Unaudited)
                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                  March 31,                 June 30,
                                                                                     1998                     1997
                                                                            ----------------------   ----------------------
CURRENT LIABILITIES:
  Current portion of capital lease obligation                                        $    960,777        $              -
  Accounts payable                                                                        166,493                1,086,474
  Accrued liabilities                                                                     471,361                  408,103
  Other current liabilities                                                                33,000                        -
                                                                                     ------------             ------------
     Total current liabilities                                                          1,631,631                1,494,577
                                                                                     ------------             ------------

CAPITAL LEASE OBLIGATION, net of current portion                                        1,359,877                        -
                                                                                     ------------             ------------

STOCKHOLDERS' EQUITY:
  Preferred stock, $.0001 par value; 2,500,000
    shares authorized, no shares issued                                                         -                        -
  Common stock, $.0001 par value; 20,000,000
    shares authorized, 8,834,475 and 8,560,932
    shares outstanding, respectively                                                          883                      856
  Additional paid-in capital                                                           22,595,286               22,714,366
  Accumulated deficit                                                                 (10,992,417)             (12,889,139)
                                                                                     ------------             ------------
     Total stockholders' equity                                                        11,603,752                9,826,083
                                                                                     ------------             ------------

                                                                                     $ 14,595,260             $ 11,320,660
                                                                                     ============             ============

     The accompanying notes to condensed consolidated financial statements are an integral part of these balance sheets.

                    .DATAMARK HOLDING, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                  (Unaudited)

                                                                                          1998           1997
                                                                                      ------------   ------------
NET SALES                                                                             $   385,671    $         -
COST OF SALES                                                                             258,144              -
                                                                                      -----------     ----------
  Gross margin                                                                            127,527              -
                                                                                      -----------     ----------
OPERATING EXPENSES:
  General and administrative                                                            1,122,273        388,405
  Research and development                                                                454,218      1,050,463
  Selling                                                                                 188,861        341,400
                                                                                      -----------     ----------
     Total operating expenses                                                           1,765,352      1,780,268
                                                                                      -----------     ----------
LOSS FROM CONTINUING OPERATIONS                                                        (1,637,825)    (1,780,268)
                                                                                      -----------     ----------
OTHER INCOME (EXPENSE):
  Interest and other income                                                                27,140        120,259
  Interest expense                                                                        (53,537)             -
                                                                                      -----------     ----------
     Other income (expense), net                                                          (26,397)       120,259
                                                                                      -----------     ----------
LOSS BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS                                   (1,664,222)    (1,660,009)
INCOME TAX BENEFIT (Note 3)                                                             2,733,829              -
                                                                                      -----------     ----------
INCOME (LOSS) BEFORE  DISCONTINUED OPERATIONS                                           1,069,607     (1,660,009)
                                                                                      -----------     ----------
DISCONTINUED OPERATIONS:
  Income (loss) from operations of discontinued direct mail marketing subsidiary
 ,   net of income tax benefit (provision) of $30,329 and $72,540, respectively           (50,548)       120,901
  Gain on sale of direct mail marketing subsidiary, net of income tax provision of
    $2,636,831 in 1998                                                                  4,394,717              -
  Loss from operations of discontinued Internet service provider subsidiary, net of
    income tax benefit of $12,419 and $72,540, respectively                               (20,698)    (1,823,006)
  Gain on sale of Internet service provider subsidiary, net of income tax
    provision of $139,746 in 1998                                                         232,911              -
                                                                                      -----------     ----------
INCOME  (LOSS) FROM DISCONTINUED OPERATIONS                                             4,556,382     (1,702,105)
                                                                                      -----------     ----------
NET INCOME (LOSS)                                                                     $ 5,625,989    $(3,362,114)
                                                                                      ===========    ===========
NET INCOME (LOSS) PER COMMON SHARE (Note 4):
  Income (loss) before discontinued operations:
    Basic                                                                             $      0.12    $     (0.20)
    Diluted                                                                           $      0.12    $     (0.20)
                                                                                      -----------     ----------
  Income (loss) from discontinued operations:
    Basic                                                                             $      0.52    $     (0.20)
    Diluted                                                                           $      0.52    $     (0.20)
                                                                                      -----------     ----------
  Net income (loss):
    Basic                                                                             $      0.64    $     (0.40)
    Diluted                                                                           $      0.64    $     (0.40)
                                                                                      ===========    ===========
WEIGHTED AVERAGE COMMON  SHARES OUTSTANDING:
  Basic                                                                                 8,763,505      8,479,376
  Diluted                                                                               8,832,086      8,479,376

  The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    .DATAMARK HOLDING, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE NINE MONTHS ENDED MARCH 31, 1998 AND 1997
                                  (Unaudited)

                                                                                          1998           1997
                                                                                      ------------   ------------
NET SALES                                                                             $   405,158              -
COST OF SALES                                                                             323,201              -
                                                                                      -----------     ----------
  Gross margin                                                                             81,957              -
                                                                                      -----------     ----------
OPERATING EXPENSES:
  General and administrative                                                            2,881,136        770,072
  Research and development                                                              1,301,285      2,158,057
  Selling                                                                               1,167,222      1,272,853
                                                                                      -----------     ----------
     Total operating expenses                                                           5,349,643      4,200,982
                                                                                      -----------     ----------
LOSS FROM CONTINUING OPERATIONS                                                        (5,267,686)    (4,200,982)
                                                                                      -----------     ----------
OTHER INCOME (EXPENSE):
  Interest and other income                                                               115,823        410,440
  Interest expense                                                                       (108,746)          (650)
                                                                                      -----------     ----------
     Other income, net                                                                      7,077        409,790
                                                                                      -----------     ----------
LOSS BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS                                   (5,260,609)    (3,791,192)
INCOME TAX BENEFIT (Note 3)                                                             2,684,000              -
                                                                                      -----------     ----------
LOSS BEFORE  DISCONTINUED OPERATIONS                                                   (2,576,609)    (3,791,192)
                                                                                      -----------     ----------
DISCONTINUED OPERATIONS:
  Income from operations of discontinued direct mail marketing subsidiary, net of
    income tax provision of $66,827 and $158,203, respectively                            111,377        263,672
  Gain on sale of direct mail marketing subsidiary, net of income tax provision
    of $2,636,831 in 1998                                                               4,394,717              -
  Loss from operations of discontinued Internet service provider subsidiary, net of
    income tax benefit of $159,404 and $158,203, respectively                            (265,674)    (1,737,343)
  Gain on sale of Internet service provider subsidiary, net of income tax
    provision of $139,746 in 1998                                                         232,911              -
                                                                                      -----------     ----------
INCOME (LOSS) FROM DISCONTINUED OPERATIONS                                              4,473,331     (1,473,671)
                                                                                      -----------     ----------
NET INCOME (LOSS)                                                                     $ 1,896,722    $(5,264,863)
                                                                                      ===========    ===========
NET INCOME (LOSS) PER  COMMON SHARE (Note 4):
  Loss before discontinued operations:
    Basic                                                                             $     (0.30)   $     (0.46)
    Diluted                                                                           $     (0.30)   $     (0.46)
                                                                                      -----------     ----------
  Income (loss) from discontinued operations:
    Basic                                                                             $      0.52    $     (0.18)
    Diluted                                                                           $      0.51    $     (0.18)
                                                                                      -----------     ----------
  Net income (loss):
    Basic                                                                             $      0.22    $     (0.64)
    Diluted                                                                           $      0.21    $     (0.64)
                                                                                      ===========    ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                                                 8,660,717      8,242,116
  Diluted                                                                               8,862,132      8,242,116

  The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE NINE MONTHS ENDED MARCH 31, 1998 AND  1997
                                  (Unaudited)
                Increase (Decrease) in Cash and Cash Equivalents

                                                                                       1998                   1997
                                                                                  --------------         -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                                    $ 1,896,722            $(5,264,863)
  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
      Gain on sale of direct mail marketing and Internet service operations             (7,404,205)                     -
      Depreciation and amortization                                                      1,138,050                115,015
      Acquired research and development                                                          -              1,674,721
      Stock issued in lieu of compensation                                                  61,250                      -
      Amortization of goodwill                                                              26,932                      -
      Changes in operating assets and liabilities, net of
        effect of acquisition and dispositions:
          Trade accounts receivable                                                         98,563                 (2,207)
          Inventory                                                                        193,886                      -
          Net current assets of discontinued operations                                          -                 73,592
          Other current assets                                                            (282,348)               (48,828)
          Other assets                                                                     (24,675)               (33,331)
          Accounts payable                                                                (805,328)                16,364
          Accrued liabilities                                                             (203,570)                54,132
          Other current liabilities                                                         33,000                      -
                                                                                         ---------              ---------
      Net cash used in operating activities                                             (5,271,723)            (3,415,405)
                                                                                         ---------              ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Increase in investment in CommTouch, Ltd.                                               (750,000)                     -
  Purchase of property and equipment                                                      (802,414)            (2,675,116)
  Increase in net long-term assets of discontinued operations                                    -               (608,118)
  Proceeds from sale of equipment                                                           20,938                      -
                                                                                         ---------              ---------
      Net cash used in investing activities                                             (1,531,476)            (3,283,234)
                                                                                         ---------              ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from sale of direct mail marketing and Internet services
    operations                                                                           6,857,300                      -
  Net proceeds from the issuance of common stock and other
      equity instruments                                                                    22,418              1,829,555
  Net proceeds from sale and lease back of equipment                                     2,750,000                      -
  Principal payments on capital lease obligation                                          (429,346)                     -
  Principal payments on notes payable                                                     (288,812)               (43,201)
  Repurchase of common stock                                                              (200,000)                     -
  Proceeds from borrowings                                                                  86,000                      -
                                                                                         ---------              ---------
      Net cash provided by financing activities                                          8,797,560              1,786,354
                                                                                         ---------              ---------
NET INCREASE (DECREASE ) IN CASH                                                         1,994,361             (4,912,285)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         4,952,274             13,159,404
                                                                                         ---------            ----------
CASH AND CASH EQIVALENTS AT END OF PERIOD                                              $ 6,946,635            $ 8,247,119
                                                                                       ===========            ===========

     The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 1 - INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The accompanying interim condensed financial statements as of March 31, 1998 and June 30, 1997 and for the three and nine months ended March 31, 1998 and 1997 are unaudited. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation have been included. The financial statements are condensed and, therefore, do not include all disclosures normally required by generally accepted accounting principles. These financial statements should be read in conjunction with the Company's annual financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997. The results of operations for the three and nine months ended March 31, 1998 are not necessarily indicative of the results to be expected for the entire fiscal year ending June 30, 1998. Certain previously reported amounts have been reclassified to conform to the current period presentation. These reclassifications did not affect the previously reported net loss.


NOTE 2  ACQUISITIONS AND DISPOSITIONS

        In January 1997, the Company acquired all of the outstanding shares of common stock of Sisna, Inc. ("Sisna") in exchange for 325,000 shares of the Company's common stock. The acquisition was accounted for as a purchase. The excess of the purchase price over the estimated fair value of the acquired assets less liabilities assumed was approximately $1,675,000. Due to the early stage of Sisna's technology development, the excess purchase price was allocated to purchased research and development and expensed at the date of the acquisition

     In March 1998, the Company sold all of the outstanding shares of common stock of Sisna to Sisna's former major shareholder, who, at the time, was a director of the Company, in exchange for 35,000 shares of the Company's common stock. As of the date of sale, Sisna had tangible assets including approximately $55,000 of trade accounts receivable, $35,000 of prepaid expenses, $48,000 of computer and office equipment and $10,000 of other assets and liabilities including $33,000 of trade accounts payable, $102,000 of notes payable, and $244,000 of other accrued liabilities.

     The results of operations of Sisna are included in the accompanying statements of operations from the acquisition date in January 1997 through the sale date in March 1998 as discontinued operations.

        In January 1998, the Company acquired all of the outstanding stock of Books Now, Inc. in exchange for 100,000 shares of the Company's common stock, in a transaction that was accounted for as a purchase. The excess of the purchase price over the estimated fair value of the acquired assets less liabilities assumed was approximately $539,000. This amount was accounted for as goodwill and is being amortized over a five year period on a straight line basis. The tangible assets acquired consisted of approximately $22,000 of inventory and $50,000 of computer and office equipment and the liabilities assumed consisted of approximately $115,000 of trade accounts payable, $136,000 of notes payable and $125,000 of other accrued liabilities.

     The former shareholders of Books Now, Inc. may receive a maximum of 87,500 additional shares of the Company's common stock for each year for the next three years based on achieving certain performance goals established in the exchange agreement. The average of the bid and ask price for the Company's common stock on the date of acquisition was $3.13.

     The following pro forma information for the three and nine months ended March 31, 1997 and the nine months ended March 31, 1998 presents the Company's pro forma results of operations as if the acquisition of Books Now had occurred at the beginning of each period. The pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made at the beginning of that applicable period or of the results which may occur in the future.

                                                  Pro Forma                  Pro Forma                Pro Forma
                                              Three Months Ended         Nine Months Ended        Nine Months Ended
                                                March 31, 1997            March 31, 1997            March 31, 1998
                                           ------------------------   -----------------------   ----------------------
                                                 (Unaudited)                (Unaudited)              (Unaudited)
Net sales                                     $     103,185            $      224,114            $     632,017
Income (loss) from operations                    (1,838,630)               (4,369,944)              (5,423,779)
Net income (loss)                                (3,422,069)               (5,437,232)               1,733,225
Basic net income (loss) per
  Common share                                        (0.40)                    (0.65)                    0.20
Diluted net income (loss) per
  Common share                                        (0.40)                    (0.65)                    0.19

     In March 1998, DataMark Systems, Inc. ("DMS"), a wholly-owned subsidiary of the Company, sold its direct mail advertising net assets and business to Focus Direct, Inc., a Texas corporation. Pursuant to an Asset Purchase Agreement, Focus Direct, Inc. purchased all assets, properties, rights, claims and goodwill, of every kind, character and description, tangible and intangible, real and personal, wherever located of DMS, DataMark Printing, Inc. ("Printing"), DataMark Lists, Inc. ("Lists") and WorldNow Online Network, Inc. (all wholly owned subsidiaries of the Company) used in DMS's direct mail business. Focus Direct, Inc. also agreed to assume certain liabilities of DMS, Printing, and Lists. Focus Direct, Inc. is not affiliated with the Company.

     Pursuant to the Asset Purchase Agreement, Focus Direct, Inc. will pay the Company $7,700,000 for the above described assets. Focus Direct, Inc. paid the Company $6,900,000 in cash at closing and will pay the additional $800,000 by June 30, 1999. The total purchase price was adjusted for the difference between the assets acquired and liabilities assumed at November 30, 1997 and those as of the date of closing.

     This sale resulted in a gain of $7,031,548. The purchaser received tangible assets of approximately $493,000 of trade accounts receivable, $179,000 of inventory, $578,000 of furniture and equipment and $11,000 of other assets and assumed liabilities of $592,000 of trade accounts payable and $321,000 of other accrued liabilities.


NOTE 3 - INCOME TAXES

        The income tax benefits for the three and nine months ended March 31, 1998 of $2,733,829 and $2, 684,000, respectively, result from the tax effect of the gain on sale of direct mail marketing and Internet service operations being offset with net operating loss carryforwards which were not previously recorded by the Company.


NOTE 4 - NET INCOME (LOSS) PER COMMON SHARE

        In accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share", which became effective December 15, 1997, basic net income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted net income per common share takes into consideration the dilutive effects of outstanding stock options. During periods in which the Company incurs a net loss, the inclusion of the common stock equivalents would decrease the net loss per common share and, therefore, are not considered.

        The calculation of the weighted average number of common shares outstanding is as follows:

                                                          Three Months Ended          Nine Months Ended
                                                            March 31, 1998             March 31, 1998
                                                      --------------------------   -----------------------
Weighted average number of shares
  for basic net income per common
  share                                                                8,763,505                 8,759,900
Stock options (having a dilutive
  effect)                                                                 68,581                   201,415
                                                                   -------------             -------------
Weighted average number of shares
  for diluted net income per common
  share                                                                8,832,086                 8,961,315
                                                                       =========                 =========

                                                          Three Months Ended          Nine Months Ended
                                                            March 31, 1997             March 31, 1997
                                                      --------------------------   -----------------------
Weighted average number of shares
  for basic net income per common
  share                                                                8,479,376                 8,242,116
Stock options (having a dilutive
  effect)                                                                      -                         -
                                                                   -------------             -------------
Weighted average number of shares
  for diluted net income per common
  share                                                                8,479,376                 8,242,116
                                                                       =========                 =========

        DATAMARK HOLDING, INC. AND SUBSIDIARIES

        CONSOLIDATED FINANCIAL STATEMENTS
        AS OF JUNE 30, 1997 AND 1996 AND FOR
        EACH OF THE THREE YEARS IN THE
        PERIOD ENDED JUNE 30, 1997

        TOGETHER WITH REPORTS OF
        INDEPENDENT PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To DataMark Holding, Inc.:

We have audited the accompanying consolidated balance sheets of DataMark Holding, Inc. and subsidiaries as of June 30, 1997 and 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DataMark Holding, Inc. and subsidiaries as of June 30, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Salt Lake City, Utah
August 3, 1998

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Stockholders and the Board of Directors
DataMark Holding, Inc.

We have audited the accompanying consolidated statements of operations, stockholders' equity, and cash flows for the year ended June 30, 1995 of DataMark Holding, Inc. and subsidiaries. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of DataMark Holding, Inc. and subsidiaries for the year ended June 30, 1995, in conformity with generally accepted accounting principles.



                           HANSEN, BARNETT & MAXWELL


Salt Lake City, Utah
 October 5, 1995, except for Note 11, Sale of Direct Mail Advertising Business, as to which the date is August 3, 1998

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          AS OF JUNE 30, 1997 AND 1996

                                     ASSETS


                                                                         1997                  1996
                                                               -------------------------------------------

CURRENT ASSETS:
 Cash                                                                    $ 4,938,404           $13,159,404
 Trade accounts receivable                                                         -                 8,206
 Net current assets of discontinued operations                               105,739               287,780
 Other current assets                                                         74,742                     -
                                                               -------------------------------------------
         Total current assets                                              5,118,885            13,455,390
                                                               -------------------------------------------
PROPERTY AND EQUIPMENT:
 Computer and office equipment                                             5,210,607             2,553,926
 Furniture, fixtures and leasehold improvements                              724,717                97,038
 Vehicles                                                                     29,059                29,059
                                                               -------------------------------------------
                                                                           5,964,383             2,680,023
 Less accumulated depreciation and amortization                             (510,307)             (112,241)
                                                               -------------------------------------------
         Net property and equipment                                        5,454,076             2,567,782
                                                               -------------------------------------------
NET LONG-TERM ASSETS OF DISCONTINUED OPERATIONS                              709,063               199,729
                                                               -------------------------------------------
OTHER ASSETS                                                                  38,636                     -
                                                               -------------------------------------------
                                                                         $11,320,660           $16,222,901
                                                               ===========================================

         See accompanying notes to consolidated financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES

                          AS OF JUNE 30, 1997 AND 1996

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                             1997                  1996
                                                                   -------------------------------------------
CURRENT LIABILITIES:
 Accounts payable                                                           $  1,086,474           $   497,575
 Accrued liabilities                                                             408,103               140,501
 Notes payable                                                                         -                43,201
                                                                    ------------------------------------------
         Total current liabilities                                             1,494,577               681,277
                                                                    -------------------------------------------
COMMITMENTS AND CONTINGENCIES (Notes 1, 6 and 11)

STOCKHOLDERS' EQUITY:
 Preferred stock, $.0001 par value; 2,500,000 shares authorized;
  no shares issued                                                                     -                     -
 Common stock, $.0001 par value; 20,000,000 shares authorized;
  8,560,932 and 8,085,407 shares outstanding,
  respectively                                                                       856                   808
 Additional paid-in capital                                                   22,714,366            20,585,276
 Stock subscriptions receivable                                                        -            (1,496,137)
 Accumulated deficit                                                         (12,889,139)           (3,548,323)
                                                                       ---------------------------------------
         Total stockholders' equity                                            9,826,083            15,541,624
                                                                       ---------------------------------------
                                                                            $ 11,320,660           $16,222,901
                                                                       =======================================

         See accompanying notes to consolidated financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE YEARS ENDED JUNE 30, 1997, 1996 AND 1995

                                                                  1997                   1996                   1995
                                                        --------------------------------------------------------------------
NET SALES                                                  $     8,812             $         -               $      -
COST OF SALES                                                      492                       -                      -
                                                        --------------------------------------------------------------------
         Gross margin                                            8,320                       -                      -
                                                        --------------------------------------------------------------------

OPERATING EXPENSES:
 Research and development                                    4,364,252               1,565,718                560,915
 Selling                                                     1,897,664                       -                      -
 General and administrative                                  1,400,916                 685,528                 56,199
 Compensation expense related to issuance of options by
  principal stockholder                                              -               1,484,375                      -
                                                          -----------------------------------------------------------------
          Total operating expenses                           7,662,832               3,735,621                617,114
                                                          -----------------------------------------------------------------
OPERATING LOSS                                              (7,654,512)             (3,735,621)              (617,114)
                                                          -----------------------------------------------------------------
OTHER INCOME (EXPENSE):
 Interest and other income                                     496,365                 95,408                       -
 Interest expense                                                 (704)               (38,199)                   (973)
                                                          -----------------------------------------------------------------
         Net other income (expense)                            495,661                 57,209                    (973)
                                                          -----------------------------------------------------------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES         (7,158,851)            (3,678,412)               (618,087)
INCOME TAX BENEFIT                                                   -                 91,999                 132,681
                                                          -----------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS                             (7,158,851)            (3,586,413)               (485,406)
                                                          -----------------------------------------------------------------
DISCONTINUED OPERATIONS:
 Income from operations of discontinued direct mail
  advertising subsidiary, net of income tax provision
  of $180,263, $91,999 and $132,681, respectively              300,438                153,332                 221,136
 Loss from operations of discontinued Internet service
  provider subsidiary, net of income tax benefit of
  $180,263                                                  (2,482,403)                     -                       -
                                                          -----------------------------------------------------------------

 INCOME (LOSS) FROM DISCONTINUED OPERATIONS                 (2,181,965)               153,332                 221,136
                                                          -----------------------------------------------------------------

NET LOSS                                                  $ (9,340,816)          $ (3,433,081)            $  (264,270)
                                                        ====================================================================

         See accompanying notes to consolidated financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES

                FOR THE YEARS ENDED JUNE 30, 1997, 1996 AND 1995

                                                                   1997                    1996                    1995
                                                        -----------------------------------------------------------------------
NET LOSS PER COMMON SHARE:

 Loss from continuing operations:
  Basic and diluted                                                  $    (0.86)             $    (0.61)             $    (0.10)

 Net loss:
  Basic and diluted                                                  $    (1.12)             $    (0.58)             $    (0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic and diluted                                                   8,309,467               5,917,491               4,713,028

         See accompanying notes to consolidated financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED JUNE 30, 1997, 1996 AND 1995

                                                                             Additional         Stock         Accumulated
                                                          Common Stock         Paid-in      Subscriptions       Earnings
                                                        Shares     Amount      Capital        Receivable       (Deficit)
                                                    ----------------------------------------------------------------------

BALANCE, June 30, 1994                                 4,365,045     $436    $   326,746    $           -     $    149,028

Issuance of common stock for cash                        223,622       23        168,477                -                -

Net effect of merger with Exchequer I, Inc.              471,952       47        (26,262)               -                -

Issuance of common stock for notes
 receivable                                              479,334       48        718,952                -                -


Net loss                                                       -        -              -                -         (264,270)
                                                    ----------------------------------------------------------------------
BALANCE, June 30, 1995                                 5,539,953      554      1,187,913                -         (115,242)

Issuance of common stock for cash, net
 of offering costs of $1,524,538                       1,992,179      199     13,914,650                -                -

Stock subscriptions, net of commissions
 of $166,238                                             214,500       21      1,496,116       (1,496,137)               -

Exercise of stock warrants                               321,775       32      2,493,724                -                -

Issuance of options by principal stockholder                   -        -      1,484,375                -                -

Exercise of stock options                                 17,000        2          8,498                -                -

Net loss                                                       -        -              -                -       (3,433,081)
                                                    ----------------------------------------------------------------------
BALANCE, June 30, 1996                                 8,085,407      808     20,585,276       (1,496,137)      (3,548,323)

Exercise of stock options                                102,400       10         78,405                -                -

Collection of stock subscriptions receivable                   -        -              -        1,496,137                -

Exercise of stock warrants                                36,125        4        279,965                -                -

Issuance of common stock for computer
 software                                                 12,000        1         95,999                -                -

Issuance of common stock in the
 acquisition of Sisna                                    325,000       33      1,674,721                -                -

Net loss                                                       -        -              -                -       (9,340,816)
                                                    ----------------------------------------------------------------------
BALANCE, June 30, 1997                                 8,560,932     $856    $22,714,366    $           -     $(12,889,139)
                                                    ======================================================================

                See accompanying notes to financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED JUNE 30, 1997, 1996 AND 1995
                          Increase (Decrease) in Cash

                                                                       1997            1996           1995
                                                                ---------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss
                                                                    $(9,340,816)    $(3,433,081)    $(264,270)
 Adjustments to reconcile net loss to net cash used in
  operating activities:
   Depreciation and amortization                                        398,066          86,828        25,413
   Write-off of purchased research and development                    1,674,721               -             -
   Compensation expense related to issuance of options by
    principal stockholder                                                     -       1,484,375             -

   Changes in operating assets and liabilities, net of effect of acquisition-
      Trade accounts receivable                                           8,206          (8,206)            -
      Net current assets of discontinued operations                     182,041        (178,964)      241,612
      Other current assets                                              (74,742)          2,042        (2,042)
      Other assets                                                      (38,636)         84,570       (84,570)
      Accounts payable                                                  588,899         443,813        53,762
      Accrued liabilities                                               267,601         133,056         7,443
                                                                ---------------------------------------------
         Net cash used in operating activities                       (6,334,660)     (1,385,567)      (22,652)
                                                                ---------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                  (3,188,360)     (2,589,212)      (90,811)
 Increase in net long-term assets of discontinued operations           (509,334)        (70,628)       (3,317)
                                                                ---------------------------------------------
         Net cash used in investing activities                       (3,697,694)     (2,659,840)      (94,128)
                                                                ---------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from issuance of common stock and other
  contributed capital                                                   358,418      16,417,105       142,285

 Collection of receivables from sale of common stock                  1,496,137         719,000             -
 Proceeds from borrowings                                                     -          29,701        13,500
 Principal payments on borrowings                                       (43,201)              -             -
                                                                ---------------------------------------------
         Net cash provided by financing activities                    1,811,354      17,165,806       155,785
                                                                ---------------------------------------------
NET INCREASE (DECREASE) IN CASH                                      (8,221,000)     13,120,399        39,005
CASH AT BEGINNING OF YEAR                                            13,159,404          39,005             -
                                                                ---------------------------------------------
CASH AT END OF YEAR                                                 $ 4,938,404     $13,159,404     $  39,005
                                                                =============================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid for interest                                             $     9,495     $    56,942     $  22,333
 Cash paid for income taxes                                                   -               -

                See accompanying notes to financial statements.

                    DATAMARK HOLDING, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1)  DESCRIPTION OF THE COMPANY

Organization and Principles of Consolidation

DataMark Systems, Inc. ("Systems") was incorporated under the laws of the State of Nevada on April 29, 1987. DataMark Printing, Inc. ("Printing") was incorporated under the laws of the State of Utah on March 23, 1992. WorldNow Online Network, Inc. ("WorldNow"), formerly DataMark Media, Inc., was incorporated as a wholly owned subsidiary of Systems on October 3, 1994.
Systems negotiated a plan of reorganization and subscription agreement with the shareholders of Printing (who were also greater than 80 percent shareholders of Systems) whereby those shareholders transferred all of the outstanding shares of common stock of Printing to Systems as an additional contribution to capital in December 1994. No additional shares of common stock of Systems were issued in the transaction. The business combination of Systems and Printing was accounted for at historical cost in a manner similar to pooling-of-interests accounting.

Exchequer I, Inc. ("Exchequer"), a publicly held Delaware corporation, was incorporated May 16, 1985. On January 11, 1995, Systems consummated a merger agreement with Exchequer whereby Systems became a wholly owned subsidiary of Exchequer, which changed its name to DataMark Holding, Inc. ("Holding"). The shareholders of Systems received 2121.013 shares of Holding's common stock for each share of Systems' common stock outstanding at the date of the merger. Accordingly, the 2,132 shares of Systems' common stock were converted into 4,522,000 shares of Holding's common stock. The accompanying financial statements have been restated to reflect the stock conversion for all periods presented. The merger was accounted for as a reverse acquisition with Systems being considered the acquiring company for accounting purposes. Prior to the merger, Holding had no assets, $26,215 of liabilities and 471,952 shares of common stock issued and outstanding. The reverse acquisition was accounted for by recording the liabilities of Holding at the date of merger at their historical cost, which approximated fair value. The operations of Holding have been included in the accompanying consolidated financial statements from the date of the merger. The operations of Holding were immaterial prior to the merger; therefore, pro forma operating information is not presented.

As discussed in Note 3, on January 8, 1997, Holding acquired all of the outstanding shares of common stock of Sisna, Inc. ("Sisna"). The acquisition of Sisna was accounted for as a purchase with the results of operations of Sisna being included in the accompanying consolidated financial statements from the date of the acquisition. Additionally, as discussed in Note 11, subsequent to June 30, 1997, Systems sold its direct mail advertising business to Focus Direct, Inc. and Holding sold the shares of common stock of Sisna acquired in January 1997 back to Sisna's former major shareholder. The accompanying consolidated financial statements have been retroactively restated to present the operations of the direct mail advertising business and Sisna's Internet service operations as discontinued operations.

Holding, Systems, Printing, WorldNow, and Sisna are collectively referred to herein as the "Company". All significant intercompany accounts and transactions have been eliminated in consolidation.

Nature of Operations and Related Risks

The Company's historical operations have primarily consisted of providing highly targeted business to consumer advertising for its clients. During fiscal years 1997, 1996 and 1995, the medium for such targeted advertising was direct mail and was being expanded to include an online network. As discussed in Note 11, the direct mail advertising business has been sold subsequent to June 30, 1997 and the Company has entered into an agreement to sell a portion of the online network.

In January 1997, the Company acquired Sisna, which operates as an Internet service provider allowing its customers access to the Internet. Through a network of franchisees, Sisna offers Internet access in 12 states. As discussed in Note 11, Sisna was sold back to Sisna's former major shareholder subsequent to June 30, 1997.

In fiscal 1994, the Company began developing an advertiser funded national Internet service ("WorldNow Online") which was launched in the last quarter of fiscal year 1997. The Company's strategy for WorldNow Online included the creation of a national Internet-based network of local television stations. WorldNow would provide free web hosting, web maintenance and other Internet features, including national content and advertising, to the television stations. In return, the stations would provide local content, ranging from news, weather and sports, to entertainment, recreational and cultural events, as well as free television advertising and promotions in order to drive local users of the Internet to the WorldNow site. Both WorldNow and the stations' revenues would be derived from local and national advertising as well as related commerce conducted via the Internet. WorldNow went online in June 1997, and began generating minimal advertising revenues in August 1997. As discussed in Note 11, in July 1998, the Company agreed to sell certain assets related to the national Internet-based network of local television stations.

Subsequent to June 30, 1997, the Company has acquired Books Now, Inc., WeatherLabs, Inc., and is in the process of acquiring Digital Courier International, Inc., a software development company in the development stage (see Note 11). The Company's strategy is to be an Internet services company and engage in e-commerce and provide Internet content development, packaging and distribution for Internet portals and websites. In addition to e-commerce and web hosting from its data center, the Company is creating virtual content and commerce products that can be branded and used by existing Internet portals, websites and Internet communities. Its main product offerings are Videos Now
(TM), WeatherLabs (TM) and Books Now (TM). The Company has a limited operating history upon which an evaluation of the Company can be based, and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. Specifically, such risks include, without limitation, the dependence on continued growth in use of the Internet, the inability of the Company to effectively integrate the technology and operations of acquired businesses or technologies with its operations, the ability to maintain and expand the channels of distribution, the ability to maintain continuing expertise in proprietary and third-party technologies, the timing of introductions of new services, the pricing policies of the Company's competitors and suppliers and the inability to identify, attract, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in addressing such risks or that the Company will achieve or sustain profitability. The limited operating history of the Company's current operations and the uncertain nature of the markets addressed by the Company make the prediction of future results of operations difficult or impossible.

As reflected in the accompanying consolidated financial statements, the Company has incurred net losses of $9,340,816, $3,433,081 and $264,270 and the Company's operating activities have used $6,334,660, $1,385,567 and $22,652 of cash during fiscal years 1997, 1996 and 1995, respectively. During fiscal years 1997, 1996 and 1995, the Company expended $4,364,252, $1,565,718 and $560,915 of direct costs for the development of WorldNow Online. As of June 30, 1997, the Company had $4,938,404 of cash and subsequent to June 30, 1997 additional cash was obtained to fund operations from the sale and leaseback of certain equipment and from the sale of the direct mail advertising business (see Note 11). Additional funding will be required before the Company's continuing operations achieve and sustain profitability. There can be no assurance that the additional funding will be available or, if available, that it will be available on acceptable terms or in required amounts.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORY

Inventory associated with the discontinued operations is valued at the lower of cost or market, with cost being determined using the first-in, first-out method. Inventory included in net current assets of discontinued operations in the accompanying consolidated balance sheets consists of the following as of June 30, 1997 and 1996:

                                                                1997                    1996
                                                     ------------------------------------------------

Raw materials used in printing
                                                               $ 41,486                 $52,555
Work in process direct mail
  advertising products                                                                        -
                                                                 64,587
Completed direct mail
  advertising products                                           11,206                  30,417
Computer equipment to be resold
  (see Note 10)                                                 244,292                       -
                                                     ------------------------------------------------
                                                               $361,571                 $82,972
                                                     ================================================

Property and Equipment

Property and equipment are stated at cost. Major additions and improvements are capitalized, while minor repairs and maintenance costs are expensed when incurred. Depreciation and amortization of property and equipment are computed using primarily an accelerated method over the estimated useful lives of the related assets which are as follows:


Vehicles                                                            5 years
Printing equipment                                                  5 years
Computer and office equipment                                       5 - 7 years
Furniture, fixtures and leasehold
  improvements                                                      5  10 years

Depreciation and amortization expense was $398,066, $86,828, and $25,413 for fiscal years 1997, 1996 and 1995, respectively.

When property and equipment are retired or otherwise disposed of, the book value is removed from the asset and related accumulated depreciation and amortization accounts, and the net gain or loss is included in the determination of net income or loss.

Fair Value of Financial Instruments

The carrying amounts reported in the accompanying consolidated balance sheets for cash, accounts receivable and accounts payable approximate fair values because of the immediate or short-term maturities of these financial instruments. The carrying amounts of the Company's notes payable also approximate fair value based on current rates for similar debt.

Revenue Recognition

Revenue from marketing services and related product sales is recognized at the time of mailing the products for the customers. Revenue from providing Internet access is recognized as the services are provided or pro rata over the service period. The Company defers revenue paid in advance relating to future services and products not yet mailed.

Research and Development
Research and development costs incurred in the development of WorldNow Online have been expensed as incurred.

Income Taxes

The Company recognizes a liability or asset for the deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.

Net Loss Per Common Share

Basic net loss per common share ("Basic EPS") excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the fiscal year. Diluted net loss per common share ("Diluted EPS") reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock. The computation of Diluted EPS does not assume exercise or conversion of securities that would have an antidilutive effect on net loss per common share. Net loss per common share amounts have been restated for all periods presented to reflect Basic and Diluted EPS in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128 "Earnings per Share."

Supplemental Cash Flow Information
Noncash investing and financing activities consist of the following:

During fiscal year 1997, the Company acquired $96,000 of computer software in exchange for 12,000 shares of common stock. As discussed in Note 3, the Company acquired the common stock of Sisna in exchange for 325,000 shares of the Company's common stock.

During fiscal year 1996, the Company received subscription agreements for the purchase of 214,500 shares of common stock at $7.75 per share amounting to $1,496,137, net of commissions of $166,238, for which payment had not been received as of June 30, 1996 (see Note 7).

During fiscal year 1995, $50,000 of notes payable to a related party were offset against a note receivable in the same amount from the same related party. Also during fiscal year 1995, 479,334 shares of common stock were issued for subscriptions receivable totaling $719,000.

Recent Accounting Pronouncements

In March 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". SFAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. The Company adopted SFAS No. 121 for fiscal year 1997, which had no impact on the Company's financial position or results of operations.

In February 1997, the FASB released SFAS No. 128, "Earnings per Share." SFAS No. 128 specifies the computation, presentation, and disclosure requirements for earnings per share ("EPS"). SFAS No. 128 simplifies the standards for computing EPS previously found in APB Opinion No. 15 and replaces the presentation for primary EPS and fully diluted EPS. When the Company incurs a loss, common stock equivalents are not included as they would be anti-dilutive. The Company has adopted the provisions of SFAS No. 128 in the accompanying consolidated financial statements.

Reclassifications
Certain reclassifications have been made to the previous years' consolidated financial statements to be consistent with the fiscal year 1997 presentation.

(3)  ACQUISITION OF SISNA

On January 8, 1997, Holding completed the acquisition of Sisna pursuant to an Amended and Restated Agreement and Plan of Reorganization (the "Agreement"). Pursuant to the Agreement, Holding issued 325,000 shares of its common stock in exchange for all of the issued and outstanding shares of Sisna. Of the shares issued for Sisna, 25,000 shares were placed in escrow pending collection of Sisna's accounts receivable. The acquisition was accounted for as a purchase. The excess of the purchase price over the estimated fair value of the acquired assets less liabilities assumed was $1,674,721 and was allocated to purchased research and development and expensed at the date of the acquisition. Sisna has not been profitable since its inception. Management believes that the amount of common stock issued for Sisna was fair and reasonable based on the expected synergies to be achieved by combining Sisna with the Company and the technology that was acquired. The tangible assets acquired consisted of $32,212 of trade accounts receivable, $124,151 of inventory and $500,000 of computer and office equipment. The liabilities assumed consisted of $10,550 of bank overdrafts, $278,227 of accounts payable, $233,142 of notes payable and $134,444 of other accrued liabilities.

In connection with the acquisition, the Company entered into three-year employment agreements with four of Sisna's key employees and shareholders. The employment agreements are renewed automatically for one or more successive one-year terms, unless notice of non-renewal is given by either party, may be terminated by the Company for cause, as defined, or may be terminated by the Company without cause. If terminated without cause, the employees are entitled to their regular base salary up to the end of the then current term and any bonus owed pursuant to the employment agreements. The four employment agreements provided for aggregate base annual compensation of $280,000. The employment agreements also provided for aggregate bonuses of $500,000, which were paid as of the date of the acquisition, and were earned by the employees as certain computer installations were completed. The employment agreements also include noncompetition provisions for periods extending three years after the termination of employment with the Company. The employment agreement with one of the employees was terminated in March 1997, which decreased the aggregate base annual compensation by $100,000 per year.

As discussed in Note 11, Sisna was sold back to Sisna's former major shareholder subsequent to June 30, 1997 and the employment agreements were terminated.

(4)  NOTES PAYABLE

Notes payable, all of which are current, consisted of the following as of June 30, 1997 and 1996:

                                                                                      1997                   1996
                                                                            ----------------------------------------------

Line-of-credit agreement with a bank (assumed in Sisna acquisition and included in net current assets of discontinued operations in the accompanying consolidated balance sheets); interest at prime plus 2 percent (10.5 percent at June 30, 1997); secured by all inventory, chattel paper, accounts and general intangibles; paid in full subsequent to June 30, 1997

                                                                                      $100,000               $      -

Note payable to an individual (assumed in Sisna acquisition and included in net current assets of discontinued operations in the accompanying consolidated balance sheets); interest at 7.5 percent, due on demand, unsecured
                                                                                        28,024                      -

Other; paid in full in fiscal year 1997                                                      -                 43,201

                                                                            ----------------------------------------------
         Total notes payable                                                          $128,024                $43,201
                                                                            ==============================================

(5)  INCOME TAXES

The components of the net deferred tax assets as of June 30, 1997 and 1996 are as follows:

                                                                       1997                    1996
                                                            -----------------------------------------------
Net operating loss carryforwards                                        $ 3,464,800               $ 790,300
Reserves and accrued liabilities                                             83,400                  21,600
Other                                                                        22,000                       -
                                                            -----------------------------------------------
         Total deferred tax assets                                        3,570,200                 811,900
Valuation allowance                                                      (3,570,200)               (811,900)
                                                            -----------------------------------------------
         Net deferred tax asset                                         $         -               $       -
                                                            ===============================================

As of June 30, 1997, the Company had net operating loss carryforwards for federal income tax reporting purposes of approximately $9,624,000. For federal income tax purposes, utilization of these carryforwards is limited if the Company has had more than a 50 percent change in ownership (as defined by the Internal Revenue Code) or, under certain conditions, if such a change occurs in the future. The tax net operating losses will expire beginning in 2009.


No benefit for income taxes has been recorded during the year ended June 30, 1997. As discussed in Note 1, certain risks exist with respect to the Company's future profitability, and accordingly, a valuation allowance was recorded to offset the net deferred tax asset. The income tax benefits recorded for fiscal years ended 1996 and 1995 of $91,999 and $132,681, respectively, were limited to the income tax provision recorded on income from discontinued operations.

(6)  COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company leases certain facilities and equipment used in its operations. The approximate aggregate commitments under noncancelable operating leases in effect at June 30, 1997, were as follows:


                        Year ending June 30,
                        --------------------
                                1998                              $  706,287
                                1999                                 639,600
                                2000                                 531,632
                                2001                                 297,661
                                2002                                 124,503
                                                                  ----------
                                                                  $2,299,683
                                                                  ==========

The Company incurred rent expense of $472,572, $118,923, and $53,435, in connection with these operating leases for fiscal years 1997, 1996 and 1995, respectively.

Purchase Commitments

On November 28, 1996, the Company entered into an agreement with Sprint Communications Company L.P. ("Sprint") to establish special prices and minimum purchase commitments in connection with the use of communication products and services for WorldNow Online. This agreement was terminated and superceded by an agreement effective July 15, 1997. The Company has agreed to a minimum annual usage commitment of at least $500,000 over a three-year period beginning six months after the products and services are installed by Sprint and available for the Company's use. On March 31, 1997, the Company signed a one-year agreement with Sprint TELECENTERs Inc. ("STI") whereby STI will provide inbound customer telemarketing services to the Company. The minimum program cost is $200,000.

Subsequent to June 30, 1997, the Company has entered into a Series C Preferred Share Purchase Agreement with CommTouch Software Ltd. ("CommTouch"), an Israeli company, whereby the Company has agreed to invest $750,000 in CommTouch's Series C Preferred Stock. One half of the investment was made on July 2, 1997 and the other half was made on September 17, 1997. The Company also has an option to make an additional $1,000,000 investment in CommTouch's Series C Preferred Stock. CommTouch is engaged in the development, manufacture and marketing of PC-based Internetworking software.

Legal Matters

The Company is a party to certain legal matters which it considers incidental to its business activities. It is the opinion of management, after consultation with legal counsel, that the ultimate disposition of these legal matters will not have a material impact on the consolidated financial position, liquidity or results of operations of the Company.

(7)  CAPITAL TRANSACTIONS

Preferred Stock

The Company is authorized to issue up to 2,500,000 shares of its $.0001 par value preferred stock. As of June 30, 1997, no preferred stock was outstanding. The Company's Board of Directors is authorized, without shareholder approval, to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of preferred stock.

Common Stock Issuances and Other Transactions

Prior to the reverse merger of Systems and Holding discussed in Note 1, Systems' Board of Directors authorized private sales of restricted shares of Systems' common stock and other equity transactions. During fiscal year 1995, Systems sold 156,955 (post merger) shares for $68,500 in cash at a price of approximately $.44 per share. Subsequent to the merger, Holding sold 66,667 shares of common stock for $100,000 in cash at a price of $1.50 per share.
Also, as of June 30, 1995, the Company had received stock subscription agreements from shareholders to purchase an additional 479,334 shares for $719,000 at a price of $1.50 per share. The amounts due under the subscription agreements were paid in fiscal year 1996.

During fiscal year 1996, the Company raised additional equity capital through private placements of its common stock. Under the private placements, the Company offered shares of restricted common stock at an offering price of $7.75 per share on a best efforts basis by the officers of the Company. The Company engaged finders to introduce potential investors to the Company. The finders received a 10 percent commission and warrants to purchase 250,000 shares of the Company's common stock at a price of $7.75 per share. In connection with the private offerings, the Company sold 1,992,179 shares of common stock for $13,914,849 in proceeds, net of offering costs of $1,524,538, and received subscriptions for an additional 214,500 shares of common stock. The proceeds from the subscriptions of $1,496,137, net of offering costs of $166,238, were received in fiscal year 1997. The Company also issued warrants to purchase up to 377,900 shares of the Company's common stock at $7.75 per share to certain of the investors. During fiscal years 1997 and 1996, 36,125 and 321,775 of these warrants to purchase shares of the Company's common stock were exercised, respectively. The remaining warrants to purchase 20,000 shares of common stock and the finders' warrants to purchase 250,000 shares of common stock are outstanding and exercisable as of June 30, 1997.

The Company agreed with certain of the investors to use its best efforts to register the shares purchased or subscribed and the warrants issued under the Securities Act of 1933. The Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission (the "SEC") during fiscal year 1996 and it became effective in fiscal year 1997. The stock subscriptions receivable of $1,496,137 as of June 30, 1996 were not due and payable to the Company until the Form S-1 Registration Statement had been declared effective by the SEC.
As discussed in Note 3, during fiscal year 1997, the Company issued 325,000 shares of its common stock in connection with the acquisition of Sisna. Also, the Company acquired certain computer software in exchange for 12,000 shares of common stock.

(8)  STOCK OPTIONS

In August 1993, Systems granted an option to an employee to purchase 150,592 (post merger) shares of common stock at $0.25 per share. These options expire on June 30, 1999. During fiscal year 1996, the Company granted options to purchase 470,000 additional shares of common stock, of which 100,000 options were granted to officers who provided guarantees on certain debt of the Company. The 100,000 options were exercisable at $5.00 per share and expired October 31, 1996. Subsequent to June 30, 1997, the Company's Board of Directors authorized that the expiration date be extended to October 31, 1998 for options to purchase 75,000 shares of common stock. The extension of the expiration date will be reflected as a new grant in fiscal year 1998. The remaining 370,000 options granted in fiscal year 1996 were granted as consideration to certain individuals who provided services related to the private stock offerings. These options are exercisable at prices ranging from $7.75 to $9.00 per share for three years. As of June 30, 1997, 505,592 of the above options were exercisable. In addition, during the year ended June 30, 1997 the Company granted options to purchase 65,000 shares of common stock to an employee. The respective Boards of Directors of Holding and Systems, determined that all options were granted at fair value at the dates of grant.

The Company has established the Omnibus Stock Option Plan (the "Option Plan") for employees and consultants. Options granted under the Option Plan may be incentive stock options or nonqualified stock options. The maximum number of common shares that may be issued under the Option Plan is 780,532. Options to purchase 510,000, 175,000 and 634,946 shares were granted under the Option Plan during fiscal years 1997, 1996 and 1995, respectively, and options to purchase 79,835 and 341,323 shares were forfeited or canceled during fiscal years 1997 and 1996, respectively. Total outstanding options under the Option Plan at June
30, 1997 were 779,388 of which 169,388 were exercisable.   Generally, the
options granted under the Option Plan vest within three years of the date granted. The options expire, if not exercised, from June 30, 1999 through June 1, 2002.

The following is a summary of all stock options for fiscal years 1997, 1996 and 1995:

                                                                       Options Outstanding
                                                                Number of              Option Price
                                                                 Shares                 Per Share
                                                       -------------------------------------------------
Balance at June 30, 1994                                         150,592                $     0.25
  Granted                                                        634,946                 0.50-1.00
                                                       -------------------------------------------------
Balance at June 30, 1995                                         785,538                 0.25-1.00
  Granted                                                        645,000                 5.00-9.00
  Expired or canceled                                           (341,323)                 .50-1.00
  Exercised                                                      (17,000)                      .50
                                                       -------------------------------------------------
Balance at June 30, 1996                                       1,072,215                 0.25-9.00
  Granted                                                        575,000                 3.25-7.75
  Expired or canceled                                           (179,835)                0.50-5.00
  Exercised                                                     (102,400)                0.50-1.00
                                                       -------------------------------------------------
Balance at June 30, 1997                                       1,364,980                $0.25-9.00
                                                       =================================================


In June 1996, in connection with an employment agreement with an officer of WorldNow, a principal stockholder granted an option to the officer to purchase 237,500 shares of restricted common stock from the principal stockholder at $1.50 per share. As discussed in Note 7, during the year the Company sold shares of restricted common stock in a private placement at $7.75 per share; accordingly, the Company recognized $1,484,375 of compensation expense related to this transaction during fiscal year 1996.

Two principal stockholders granted options to an employee during fiscal year 1995. The options allow the employee to purchase 150,000 shares of common stock at $0.50 per share from the stockholders. The Company did not recognize compensation expense from these options due to the market value of the common stock being equal to the exercise price on the date the options were granted.

Stock-Based Compensation

The Company has elected to continue to apply Accounting Principles Board Opinion No. 25 and related interpretations in accounting for its stock-based compensation plans as they relate to employees and directors. SFAS No. 123, "Accounting for Stock-Based Compensation," requires pro forma information regarding net income (loss) as if the Company had accounted for its stock options granted to employees and directors subsequent to June 30, 1995 under the fair value method of SFAS No. 123. The fair value of these stock options was estimated at the grant date using the Black-Scholes option pricing model with the following assumptions: average risk-free interest rates of 6.47 and 5.86 percent in fiscal years 1997 and 1996, respectively, a dividend yield of 0 percent, a volatility factor of the expected common stock price of 77.8 percent and a weighted average expected life of approximately 2.6 years for the stock options. For purposes of the pro forma disclosures, the estimated fair value of the stock options is amortized over the estimated life of the respective stock options. Following are the pro forma disclosures and the related impact on net loss for the years ended June 30, 1997 and 1996:

                                                                      1997                    1996
                                                          ------------------------------------------------

Net loss:
       As reported                                                 $ (9,340,816)            $(3,433,081)
       Pro forma                                                    (10,378,303)             (3,926,658)
     Net loss per common share:
       As reported                                                        (1.12)                  (0.58)
       Pro forma                                                          (1.25)                  (0.66)

Because the SFAS No. 123 method of accounting has not been applied to options granted prior to June 30, 1995, and due to the nature and timing of option grants, the resulting pro forma compensation cost may not be indicative of future years.

(9)  EMPLOYEE BENEFIT PLAN

The Company sponsors a 401(k) profit sharing plan for the benefit of its employees. All employees are eligible to participate and may elect to contribute to the plan annually. The Company has no obligation to contribute and did not contribute additional matching amounts to the Plan during any year presented.

(10)  RELATED-PARTY TRANSACTIONS

During fiscal year 1994, the Company made cash loans to two officers totaling $46,000, which were settled during fiscal year 1995, except for $1,000 which was settled during fiscal year 1997.

Prior to July 1, 1994, the Company had borrowed money from certain officers. Additional borrowings of $50,000 and $129,500 were made during fiscal years 1996 and 1995, respectively. Principal payments on these notes were $1,666, $199,500, and $2,152 during fiscal years 1997, 1996 and 1995, respectively. The amounts due on these loans at June 30, 1997 and 1996 were $0 and $1,666, respectively.

During fiscal year 1996, the Company borrowed $500,000 from a bank to fund computer equipment purchases. Certain officers and shareholders guaranteed the loan. In exchange for the guarantee, such persons received a one-year option to purchase 25,000 shares of common stock at $5.00 per share (see Note 8).

During fiscal year 1997, the Company negotiated services and equipment purchase agreements with CasinoWorld Holdings, Ltd. and Barrons Online, Inc., companies in which one of the Company's directors and shareholders has an ownership interest. Under the tentative agreements, the Company will provide software development services, configured hardware and other computer equipment and related facilities amounting to approximately $750,000. As of June 30, 1997, the Company had acquired $244,292 of computer equipment to be resold in connection with these arrangements which is included in net current assets of discontinued operations in the accompanying June 30, 1997 consolidated balance sheet.

(11)  SUBSEQUENT EVENTS

Sale and Leaseback of Equipment

In October 1997, the Company entered into a sale and three-year leaseback agreement related to $3,000,000 of the Company's computer equipment. The agreement provided that $250,000 of the proceeds be placed in escrow upon signing the agreement. The equipment was sold at book value resulting in no deferred gain of loss on the transaction.

Acquisition of Books Now, Inc.

In January 1998, the Company acquired all of the outstanding stock of Books Now, Inc., a seller of books through advertisements in magazines and over the Internet. The shareholders of Books Now, Inc. received 100,000 shares of the Company's common stock upon signing the agreement and can receive a maximum of 87,500 additional shares per year for the next three years based on performance goals established in the agreement. The acquisition has been accounted for as a purchase.

Sale of Direct Mail Advertising Business

In March 1998, Systems sold its direct mail advertising business to Focus Direct, Inc. ("Focus Direct"), a Texas corporation. Pursuant to the asset purchase agreement, Focus Direct purchased all assets, properties, rights, claims and goodwill, of every kind, character and description, tangible and intangible, real and personal wherever located of the Company used in the Company's direct mail business. Focus Direct also agreed to assume certain liabilities of the Company related to the direct mail business. Focus Direct is not affiliated with the Company.

Pursuant to the agreement, Focus Direct, will pay the Company $7,700,000 for the above described assets. Focus Direct paid the Company $6,900,000 at closing and will pay the additional $800,000 by June 30, 1999. The total purchase price will be adjusted for the difference between the assets acquired and liabilities assumed at November 30, 1997 and those as of the date of closing. This sale resulted in a gain of approximately $7,000,000. The purchaser acquired tangible assets of approximately $490,000 of accounts receivable, $180,000 of inventory, $580,000 of furniture and equipment, and $10,000 of other assets and assumed liabilities of approximately $590,000 of accounts payable and $320,000 of other accrued liabilities.

The operations of the direct mail advertising business, which accounted for 95 percent of the Company's revenues in fiscal year 1997 and all of the Company's revenues prior to fiscal year 1997, have been reflected as discontinued operations in the accompanying consolidated financial statements. The direct mail revenues for fiscal years 1997, 1996 and 1995 amounted to $6,448,156, $4,256,887, and $3,443,965, respectively.

SALE OF SISNA, INC.

In March 1998, the Company sold the operations of Sisna (see Note 3) back to Sisna's major shareholder, who was a director of the Company, in exchange for 35,000 shares of the Company's common stock. The purchaser of Sisna received tangible assets of approximately $55,000 of accounts receivable, $35,000 of prepaid expenses, $48,000 of computer and office equipment, and $10,000 of other assets and assumed liabilities of approximately $33,000 of accounts payable, $102,000 of notes payable, and $244,000 of other accrued liabilities.

The operations of Sisna have been reflected in the accompanying consolidated financial statements from the acquisition date in January 1997 through the sale in March 1998 as discontinued operations. The Sisna revenues during fiscal year 1997 were $341,842.

REPURCHASE OF SHARES OF COMMON STOCK

On April 28, 1998, the Company entered into an Amended Stock Repurchase Agreement (the "Repurchase Agreement") with Mr. Chad L. Evans, the former CEO and Chairman of the Board of the Company. Pursuant to the Repurchase Agreement, the Company agreed to repurchase 1,800,000 shares of the Company's common stock held by Mr. Evans for $1,500,000. Additionally, the Company entered into a Confidentiality and Noncompetition Agreement with Mr. Evans, pursuant to which Mr. Evans, for consideration consisting of $25,000, has agreed, among other things, not to compete with the Company, solicit employees from the Company, or use proprietary information of the Company for a period of three years.

ACQUISITION OF WEATHERLABS, INC.

In May 1998, the Company acquired all of the outstanding stock of WeatherLabs, Inc., one of the leading providers of weather and weather-related information on the Internet. The shareholders of WeatherLabs, Inc. received 253,260 shares of the Company's common stock upon the signing of the agreement and can receive a total of 523,940 additional shares over the next three years based on performance goals established in the agreement. The acquisition has been accounted for as a purchase.

ACQUISITION OF DIGITAL COURIER INTERNATIONAL, INC.

The Company has entered into a Stock Exchange Agreement with Digital Courier International, Inc., a Nevada corporation ("Digital Courier"), dated as of March 17, 1998 (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the Company has agreed to issue 4,659,080 shares of its common stock to the shareholders of Digital Courier. This acquisition will be accounted for as a purchase and the Company anticipates that approximately $11.7 million of the total purchase price of approximately $13 million will be allocated to in process research and development and will be expensed in the period the acquisition is consummated.

Digital Courier is a Java-based Internet and wireless communications software development company originally incorporated as Digital Courier Technologies, Inc. on July 23, 1996. For the year ended December 31, 1997, Digital Courier had no revenues.

INTERACTIVE MARKETING AGREEMENT WITH AMERICA ONLINE, INC.

On June 1, 1998, the Company entered into a thirty-nine month Interactive Marketing Agreement with America Online, Inc. ("AOL"), wherein the Company has agreed to pay AOL $12,000,000 in exchange for AOL promoting and distributing an interactive site on the Internet. The Company is scheduled to make cash payments to AOL of $1,200,000 upon execution of the agreement in June 1998, $4,000,000 prior to January 1, 1999, $4,000,000 prior to July 1, 1999 and
$2,800,000 prior to January 1, 2000.

In addition, AOL exercised an option under the contract to provide the Company with an additional package of promotions and placements on the Internet and received 955,414 shares of the Company's common stock.

AGREEMENT TO SELL CERTAIN ASSETS RELATED TO WORLDNOW

On July 15, 1998, the Company signed an agreement to sell certain assets related to the Company's Internet-related business branded under the "WorldNow" and "WorldNow Online Network" marks to Gannaway Web Holdings, LLC ("Gannaway"). The assets relate primarily to the national Internet-based network of local television stations. Pursuant to the asset purchase agreement, Gannaway agreed to pay $478,172, less certain amounts as defined, in installments over a one-year period from the date of closing and agreed to pay earn-out payments of up to $500,000. The earn-out payments are based on 10 percent of monthly revenues actually received by the buyer in excess of $100,000 and are to be paid quarterly. The purchaser acquired tangible assets of approximately $100,000 and assumed no liabilities. The operations of WorldNow have been reflected in the accompanying financial statements in loss from continuing operations.

                                                                         ANNEX I


                            STOCK EXCHANGE AGREEMENT


                                  BY AND AMONG


                             DATAMARK HOLDING, INC.
                            a Delaware corporation,


                                      AND


                      DIGITAL COURIER INTERNATIONAL, INC.
                             a Nevada Corporation,


                                      AND


                              THE SHAREHOLDERS OF
                      DIGITAL COURIER INTERNATIONAL, INC.



                                 March 17, 1998

                                    TABLE OF CONTENTS

                                                                                          Page
Exchange of Shares..........................................................................
Delivery; Liabilities.......................................................................
     Delivery of DMH Shares and Digital Courier Shares......................................
     Contingent DMH Shares and Conditions of Distribution...................................
     Liabilities............................................................................
Representations and Warranties of Seller....................................................
     Ownership of Digital Courier Shares....................................................
     Authority..............................................................................
     No Litigation..........................................................................
     Solvency...............................................................................
     Securities Laws Compliance.............................................................
Representations and Warranties Concerning Digital Courier...................................
     Organization, Standing and Qualification...............................................
     Authority..............................................................................
     Subsidiaries...........................................................................
     Merger.................................................................................
     Stock Transfer Books...................................................................
     Corporate Records......................................................................
     Corporate Records......................................................................
     No Defaults............................................................................
     No Conflict............................................................................
     Consents and Approvals.................................................................
     Related Party Transactions.............................................................
     Safety Laws............................................................................
     Environmental Compliance...............................................................
     Compliance with Law....................................................................
     Financial Statements...................................................................
     Properties and Assets..................................................................
     Accounts Receivable....................................................................
     Equipment and Real Property Leases.....................................................
     Intellectual Property..................................................................
     Liens..................................................................................
     Material Contracts.....................................................................
     No Undisclosed Liabilities.............................................................
     Litigation.............................................................................
     Insurance..............................................................................
     Taxes..................................................................................
     Employment Contracts...................................................................
     Personnel at Closing...................................................................
     Invention and Assignment Agreement.....................................................
     Employee Restrictions..................................................................
     Labor Matters..........................................................................
     Employee Benefit Plans.................................................................

     Adverse Change.........................................................................
     Discrimination.........................................................................
     Disputes and Charges...................................................................
     Certain Payments.......................................................................
     Accuracy of Information Furnished......................................................
Representations, Warranties and Agreements of Buyer.........................................
     Organization, Standing and Qualification...............................................
     Authority..............................................................................
     Compliance with Law....................................................................
     Availability of Documents..............................................................
     Shares Purchased for Investment........................................................
     DMH Shares.............................................................................
The Closing.................................................................................
Conditions of Buyer s and Sellers Performance...............................................
     Buyer's Conditions.....................................................................
     Seller's Conditions....................................................................
Indemnification.............................................................................
     General Indemnification Obligation of Digital Courier and Seller.......................
     General Indemnification Obligation of Buyer............................................
     Time Limitation........................................................................
     Insurance..............................................................................
     Method of Asserting Claims, Etc........................................................
     Defense................................................................................
     Indemnifying Party Liability...........................................................
     Payment................................................................................
Non-Disclosure and Non-Compete Covenants....................................................
     Proprietary Information................................................................
     Non-Compete Provisions.................................................................
     Publicity..............................................................................
Miscellaneous Covenants of Sellers and Buyer................................................
     No Share Purchases.....................................................................
     Further Actions........................................................................
     Substitution of Buyer Into Any Digital Courier Agreement...............................
Termination, Amendment, Change in Control...................................................
     Pre-Closing............................................................................
     Waiver
Legal Proceedings...........................................................................
     Mediation..............................................................................
     Exclusive Jurisdiction in Utah.........................................................
Miscellaneous...............................................................................
     Attorneys' Fees........................................................................
     Brokers and Finders....................................................................
     Expenses...............................................................................
     Survival...............................................................................
     Severability...........................................................................
     Notices................................................................................

     Entire Agreement.......................................................................
     Counterparts...........................................................................
     Binding Effect.........................................................................
     Governing Law..........................................................................
     Gender and Number, etc.................................................................
     Successors and Assigns.................................................................
     No Third Party Beneficiaries...........................................................
     No Partnership or Joint Venture........................................................

Signatures..................................................................................

                                 STOCK EXCHANGE AGREEMENT


     THIS STOCK EXCHANGE AGREEMENT ("Agreement") is executed as of this 17th day of March, 1998 by and among DATAMARK HOLDING, INC., a Delaware corporation ("Buyer" or "DMH"), DIGITAL COURIER INTERNATIONAL, INC., a Nevada corporation ("Digital Courier"), and the shareholders of Digital Courier, who are identified on Exhibit A (each, a "Seller") (Digital Courier and each Seller are sometimes referred to herein collectively as "Sellers").

RECITALS


     WHEREAS, Buyer is a Delaware corporation which, through its subsidiaries, provides Internet services and solutions to its individual and corporate customers;

     WHEREAS, Digital Courier is a privately-held Nevada corporation which provides Internet services and solutions which are complementary to those provided by DMH;

     WHEREAS, the parties intend by this Agreement to provide for the acquisition by Buyer of all of the issued and outstanding capital stock of Digital Courier as set forth on Exhibit A (unless the context requires otherwise, the capital stock of Digital Courier shall be referred to as the "Digital Courier Shares"), in exchange for Four Million Five Hundred Fourteen Thousand Eight Hundred Ninety-One (4,659,080) shares of common stock of DMH (the "DMH Shares"); and

     WHEREAS, the parties hereto intend to engage in a tax-free exchange of shares in which the Digital Courier Shares will be exchanged for the DMH Shares in a transaction which is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code, as amended, such that upon closing of the transaction, Digital Courier will be a wholly-owned subsidiary of Buyer.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, it is agreed as follows:

     1. EXCHANGE OF SHARES. Subject to the terms and conditions contained herein, Buyer and each Seller agree to exchange, sell, transfer, convey and assign to the other, the DMH Shares and the Digital Courier Shares, respectively. The DMH Shares shall be allocated to Sellers as set forth on Exhibit A attached hereto.

     2.    DELIVERY; LIABILITIES.

           (a) Delivery of DMH Shares and Digital Courier Shares. At Closing (as
               -------------------------------------------------
     defined in Section 6 hereof) (i) each Seller shall deliver to Buyer certificates evidencing the Digital Courier Shares owned by such Seller immediately prior to Closing, endorsed in blank, together with necessary stock powers and otherwise in proper form for transfer, and (ii) Buyer shall deliver to Sellers certificates representing 4,659,080 DMH Shares, registered in the name of Sellers as set forth on Exhibit A. Neither party shall be obligated to close the transaction unless the other party delivers all shares it is obligated to deliver at Closing.

           (b) Liabilities.  Buyer shall not assume any state or federal tax
               -----------
     liability of Sellers. All shareholder notes payable or other amounts owed by Digital Courier to Sellers shall be canceled prior to or at Closing.

     3. REPRESENTATIONS AND WARRANTIES OF SELLERS. To induce Buyer to enter into this Agreement, each Seller severally represents and warrants to Buyer that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of Closing.

           (a) Ownership of Digital Courier Shares.  Seller owns, beneficially
               -----------------------------------
     and of record, one hundred percent (100%) of the Digital Courier Shares set forth across from Seller's name on Exhibit A hereto, free and clear of any lien, security interest, pledge, claim, demand or encumbrance or restriction of any kind or character whatsoever. The Digital Courier Shares set forth on Exhibit A hereto, collectively, constitute one hundred percent (100%) of the outstanding capital stock of Digital Courier.

           (b) Authority.  Seller now has and will have, at the Closing, full
               ---------
     power, authority and legal right to exchange the Digital Courier Shares owned by Seller with Buyer pursuant to this Agreement. This Agreement has been duly and validly executed and delivered by, and is the valid and binding obligation of, Seller.

           (c) No Litigation.  Seller is not involved in any suits or
               -------------
     proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of Seller, threatened, anticipated or contemplated, which in any way affect the consummation of the transactions contemplated hereby or, if valid, would constitute or result in a breach of any representation, warranty or agreement of Seller set forth herein.

           (d) Solvency.  Seller is not bankrupt or insolvent nor has Seller
               --------
     assigned Seller's estate for the benefit of creditors, entered into any scheme or arrangement with creditors, nor has Seller any present intention to file a petition in bankruptcy, assign Seller's estate for the benefit of creditors, or enter into any scheme or arrangement with creditors.

           (e) Securities Laws Compliance.  Seller:

                  (i) has been represented by such legal and tax counsel and others, each of whom has been personally selected by Seller, as Seller has found necessary to consult concerning this transaction, and any such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Seller, his counsel and advisors, and such other persons with whom Seller has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the share exchange contemplated by this Agreement, and to make an informed investment decision with respect thereto;

                  (ii) prior to the date hereof, has had the opportunity to ask questions of, and to receive answers from, Buyer and its representatives, concerning the terms and conditions of the exchange of the Digital Courier Shares for the DMH Shares and access to obtain any information, documents, financial statements, records and books relative to Buyer, the business of Buyer and an investment in Buyer. All materials and information requested by Seller, Seller's counsel and advisors, or others representing such Seller, including any information requested to verify any information furnished to Seller, have been made available and examined.

                  (iii) is acquiring the DMH Shares for Seller's own account and not as a fiduciary for any other person and for investment purposes only and not with a view to or for the transfer, assignment, resale, or distribution thereof, in whole or in part. Seller understands the meaning and legal consequences of the foregoing representations and warranties.

                  (iv) understands that the DMH Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") nor pursuant to the provisions of the securities or other laws of any applicable jurisdictions. Seller further understands that the DMH Shares cannot be sold, assigned, pledged, transformed or otherwise disposed of unless such shares are registered or an exemption from registration is available, and that the DMH Shares will bear a restrictive legend to that effect.

     4. REPRESENTATIONS AND WARRANTIES CONCERNING DIGITAL COURIER. To further induce Buyer to enter into this Agreement, Digital Courier and the Significant Sellers (as set forth on Exhibit A) jointly and severally represent and warrant to Buyer that the following statements concerning the affairs of Digital Courier are true, correct and complete in all material respects as of the date hereof, and will be true, correct and complete in all material respects as of the Closing Date (as defined in Section 6) hereof.

          (a) Organization, Standing and Qualification.  Digital Courier is duly
              ----------------------------------------
     organized, validly existing and in good standing under the laws of the State of Nevada and is authorized and qualified to own and operate its properties and assets and conduct its business as presently conducted in all jurisdictions where such properties and assets are owned and operated and such business conducted. Digital Courier has duly filed any and all certificates and reports required to be filed to date by the laws of the State of Nevada and any other applicable law. Digital Courier has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially adversely affect the business, properties, prospects, or its financial condition. Digital Courier is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

           (b) Authority.  Digital Courier has, and will have at the Closing,
               ---------
     full power, authority and legal right to enter into and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered by, and is a valid and binding obligation of, Digital Courier.

           (c) Capitalization.  As of the date of Closing, the authorized
               --------------
     capital stock of Digital Courier consists of 10,000,000 shares of common stock, of which _____ shares are issued and outstanding and no shares of preferred stock, all as set forth in the attached Exhibit A, which constitute all of the issued and outstanding shares of capital stock and equity securities of Digital Courier. All of the outstanding shares of common stock of Digital Courier were duly authorized and validly issued and are fully paid and nonassessable. Digital Courier has no treasury shares. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other rights, agreements or arrangements of any character or nature whatever relating to the issuance of common stock or other securities of Digital Courier. No holder of any security of Digital Courier is entitled to any preemptive or similar rights to purchase any securities of Digital Courier.

           (d) Subsidiaries.  Digital Courier has no subsidiaries and no other
               ------------
     investment in any entity. Digital Courier is not a participant in any joint venture, partnership or other similar arrangement.

           (e) Stock Transfer Books.  The stock transfer books and stock ledgers
               --------------------
     of Digital Courier are in good order, complete in all material respects, accurate and up-to-date, and with all necessary signatures, and set forth all stock and securities issued, transferred and surrendered. No duplicate certificate has been issued at any time heretofore. No transfer has been made without surrender of the proper certificate duly endorsed. All certificates so surrendered have been duly canceled and are attached to the proper stubs with all necessary stock powers attached thereto.

           (f) Corporate Records.  The minute books and other corporate record
               -----------------
     books of Digital Courier, which have been delivered to Buyer, are in good order, complete in all material respects, accurate, up-to-date, with all necessary signatures and set forth all meetings and actions taken by the stockholders or directors of Digital Courier furnished to anyone at any time. The copies of Digital Courier's Articles of Incorporation and

     Bylaws which have been delivered to Buyer are complete and correct, as amended, to the date of execution of this Agreement.

           (g) No Defaults. Digital Courier is not in default under or in
               -----------
     violation of any provisions of its Articles of Incorporation or Bylaws. Digital Courier is not in default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to Digital Courier's business, except as set forth in Schedule 4(i) hereto.

           (h) No Conflict.  Neither the execution and delivery of this
               -----------
     Agreement nor consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of Digital Courier, any law, rule, regulation, judgment, decree, order or other requirement applicable to Digital Courier, or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Digital Courier is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon such assets, except as set forth in Schedule 4(j) hereto.

           (i) Consents and Approvals.  Except as set forth in Schedule 4(k),
               ----------------------
     the execution, delivery and performance of this Agreement by Significant Sellers and the consummation of the transactions contemplated hereby do not require Digital Courier or Significant Sellers to obtain any consent, approval or action of, or make any filing with or give notice to any corporation, person or firm or any public, governmental or judicial authority except: (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof, (ii) those which the failure to obtain would have no material adverse effect on the transactions contemplated hereby or on Digital Courier's business or financial condition, and (iii) any filings required under the Securities Act, or any applicable state securities laws.

           (j) Related Party Transactions.  Except as set forth in Schedule
               --------------------------
     4(l), no employee, officer, or director of Digital Courier or member of his or her immediate family is indebted to Digital Courier, nor is Digital Courier indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. To the best of Digital Courier's and Significant Sellers' knowledge, no individual has any direct or indirect ownership interest in any firm or corporation with which Digital Courier is affiliated or with which Digital Courier has a business relationship, or any firm or corporation that competes with Digital Courier, except that employees, officers, or directors of Digital Courier and members of their immediate families may own 5% or less of the outstanding stock of publicly traded companies that may compete with Digital Courier. Except as set forth in Schedule 4(l), no member of the immediate family of any officer or director of Digital Courier is directly or indirectly interested in any material contract with Digital Courier.

           (k) Safety Laws.  Digital Courier is not in material violation of any
               -----------
     applicable statute, law or regulation relating to occupational health and safety (including, but not limited to OSHA and any similar state laws), and to Digital Courier's and Significant Sellers' knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

           (l) Environmental Compliance
               ------------------------

                 (i)  Definitions. As used in this Agreement:

                      (A) "Environmental Law" means any federal, state or local
                 law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or environmental conditions, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S) 9601, et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. (S)(S) 2601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. (S)(S) 11001, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1801, et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251, et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f, et seq.; the Solid Waste Disposal Act, 42 U.S.C. (S)(S) 3251, et seq.; and any other federal, state or local law, statute, ordinance, or regulation now in effect which pertains to health, industrial hygiene, or the regulation or protection of the environment, including, without limitation, ambient air, soil, groundwater, surface water, and/or land use.

                      (B) "Hazardous Substance" means any material, waste,
                           -------------------
                 substance, pollutant, or contaminant which has been designated, classified or regulated as they may or could pose a risk of injury or threat to health of the environment, including, without limitation:

                             (1) Those substances included within the
                    definitions of "hazardous substance," "hazardous waste," "hazardous material," "toxic substance," "solid waste," or "pollutant or contaminant" in, or otherwise regulated by any Environmental Law;

                             (2) Those substances listed in the United States
                    Department of Transportation Hazardous Materials Table (49 CFR 172.101, including appendices and amendments thereto), or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

                             (3) Such other substances, materials, or wastes
                    which are or become regulated or classified as hazardous or toxic under federal, state, or local laws or regulations; and

                             (4) Any material, waste, or substance which is petroleum or refined petroleum products; asbestos in any form; polychlorinated biphenyls; flammable explosives; radioactive materials; or radon.



               Any reference in this paragraph to statutory or regulatory sections shall be deemed to include any amendments thereto and any successor sections which cover the same environmental matters.

               (ii)  Environmental Representations.

                     (A) To Significant Sellers' knowledge, all property owned, leased or occupied by Digital Courier (the "PROPERTY") is free from and has always been free from Hazardous Substances, and is not now and has never been in violation of any Environmental Law. Digital Courier has not caused or allowed the use, generation, manufacture, production, treatment, storage, release, discharge, or disposal of any Hazardous Substances on, under, or about the Property, and has not caused or allowed the transportation to or from the Property of any Hazardous Substance.

                     (B) To Significant Sellers' knowledge, there are not now
               and have never been any buried or partially buried storage tanks located on the Property.

                     (C) Digital Courier has received no warning, notice of
               violation, administrative complaint, judicial complaint, or other formal or informal notice alleging that conditions on the Property or adjacent property are or have been in violation of any Environmental Law, or informing Digital Courier or a Significant Seller that the Property is subject to investigation or inquiry regarding the presence of Hazardous Substances on or about the Property or the potential violation of any Environmental Law.

                     (D) Neither Digital Courier nor Significant Sellers are
               aware of any facts or circumstances that could give rise to a violation of any Environmental Law.

                     (E) To Significant Sellers' knowledge, no environmental
               lien in favor of any governmental entity has attached to any of the Property.

               (iii) Remedial Work. If, as a result of acts or circumstances occurring or existing prior to the Closing, any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "REMEDIAL WORK") is necessary under any Environmental Law or any judicial or consent order, or by any governmental or non-governmental entity or person because of, or in connection with, the violation of any Environmental Law, or the current or future presence or release of a Hazardous Substance in or into the air, soil, groundwater, or surface water at, on, about, under or within the Property (or any portion thereof), other than in compliance with applicable law, Seller will promptly commence, or cause to be commenced, and thereafter diligently prosecute to completion, all such Remedial Work unless Buyer elects to perform the Remedial Work itself. All Remedial Work will be performed by one or more contractors and/or consulting engineers, approved in advance in writing by Buyer and under the supervision of one or more consulting engineers approved in advance in writing by Buyer. All costs and expenses of such Remedial Work, whether undertaken by Buyer or Sellers, will be paid by Sellers including, without limitation, the charges of such contractors and the consulting engineers, and Buyer's reasonable fees and costs, including attorneys fees incurred in connection with monitoring or review of such Remedial Work. Unless Buyer has elected to perform the Remedial Work, if Sellers fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Buyer may, but will not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall be paid by Sellers.

          (o) Compliance with Law.  Neither Digital Courier nor any of its
              -------------------
     directors, officers, fiduciaries, agents or employees is in material violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to Digital Courier's business. Consummation of the transactions contemplated hereby will not violate any laws, rules, regulations or requirements applicable to Digital Courier of any governmental authorities, nor will consummation of such transactions require any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

          (p) Financial Statements.  The financial statements of Digital Courier
              --------------------
     for the periods ending December 31, 1997 and February 28, 1998 (the "Financial Statements") attached hereto as Schedule 4(p), are correct and complete and fairly present in all material respects the financial condition and the results of operations, changes in stockholders' equity, and cash flow of Digital Courier as of the dates described therein, all in accordance with generally accepted accounting principals ("GAAP") consistently applied.

          (q) Properties and Assets.  The properties and assets presently owned
              ---------------------
     by Digital Courier include all properties and assets of every kind, class and description, real and personal, tangible and intangible, shown on the books of or used in the business of Digital Courier necessary to the conduct of its business as presently conducted. Except as set forth in
     Schedule 4(q), Digital Courier has good and indefeasible title to and possession of all such known properties and assets, free and clear of all liens, claims, security interests, encumbrances, restrictions and rights, title and interests in others.

     There are no existing agreements, options or commitments or rights with, to or in any third party to acquire any of the properties or assets of Digital Courier or any interest therein, except for those entered into in the ordinary course of business and not materially adversely affecting the properties, assets or rights of Digital Courier. The assets of Digital Courier on the Closing Date shall include all of the assets described hereinabove or otherwise reflected on the Financial Statements, adjusted only for inventory and other assets acquired or disposed of in the ordinary course of business after the date of the last Financial Statement and before the Closing Date. The assets are structurally sound, are in good operating condition and repaired and are adequate for the use to which they are being put, and none of such assets is in need of repair except for ordinary, routine maintenance and repairs that are not material in nature or cost.

          (r) Accounts Receivable.  All accounts receivable of Digital Courier
              -------------------
     that are reflected on the latest Financial Statements (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business of Digital Courier. Unless paid prior to Closing, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the latest Financial Statements or on the accounting records of Digital Courier, provided to Buyer, as of the Closing (which reserves are adequate and calculated consistent with past practice and, in the case of the reserves as of Closing, will not represent a greater percentage of the Accounts Receivable as of the Closing than the reserves reflected in the latest Financial Statements and will not represent a material adverse change in the composition of such Accounts Receivable in terms of aging). Subject to such reserves, each of the Accounts Receivable either has been or will be collected in full, without any set-off, within ninety days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off, other than returns in the ordinary course of business, under any contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable. Schedule 4(r) contains a complete and accurate list of all Accounts Receivable as of the date of the latest Financial Statements, which list sets forth the aging of such Accounts Receivable.

          (s) Equipment and Real Property Leases.  Digital Courier enjoys
              ----------------------------------
     exclusive, peaceful and undisturbed possession under all equipment, real property, personal property, or other leases to which it is a party. All such leases are identified on the attached Schedule 4(s), are valid and enforceable against Digital Courier in accordance with their terms, and no party thereto is in default thereunder.

          (t) Intellectual Property.  In each case, except as set forth in
              ---------------------
     Schedule 4(t); Digital Courier owns or has acquired by license or otherwise all copyrights, rights of reproduction, trademarks, trade names, trademark applications, service marks, patent applications, patents, and patent license rights, all whether registered or unregistered as set forth on
     Schedule 4(t). Digital Courier has full rights of use for all unregistered trademarks and service marks in connection with the goods and services identified by such marks and the use of such marks in connection with its goods and services does not infringe on any third party rights. Digital Courier also owns or has acquired by license or otherwise all U.S. or foreign, inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in or necessary for the conduct of its business as presently conducted (collectively the "Proprietary Rights"), without conflict or infringement in any material respect of any patent, copyright, trade secret or other lawful proprietary right of any other party, and subject to no restriction, lien, encumbrance, right, title or interest in others, and no claim is pending or, to the knowledge of Significant Sellers and Digital Courier, threatened to the effect that the operations of Digital Courier infringe upon or conflict with the asserted rights of any other person under any Proprietary Right, and there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending or, to the knowledge of Significant Sellers and Digital Courier, threatened to the effect that any such Proprietary Rights owned or licensed by Digital Courier, or which Digital Courier otherwise has the right to use, is invalid or unenforceable by Digital Courier, and there is no reasonable basis for any such claim (whether or not pending or threatened). To the knowledge of Significant Sellers and Digital Courier, all technical information developed by and belonging to Digital Courier which has not been patented has been kept confidential, and if disseminated, such information is subject to confidentiality agreements prepared or reviewed by Digital Courier's outside legal counsel. All of the foregoing Proprietary Rights that are not in the public domain stand solely in the name of Digital Courier and not in the name of any stockholder, director, officer, agent, partner or employee or anyone else known to Significant Sellers, and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. An accurate summary of all licenses pertaining to the foregoing is included in Schedule 4(t). Full and complete copies of said licenses have been heretofore delivered to Buyer. Digital Courier has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Digital Courier. All patents, copyrights, trademarks, service marks and federal, state and foreign registrations thereof, are valid and in full force and effect and are not subject to any taxes, maintenance fees, or actions falling due within 90 days after the date hereof.

          (u) Liens.  Except as set forth on the attached Schedule 4(u), no one
              -----
     other than Digital Courier has any right, title, interest, lien, claim, security interest, restriction or encumbrance in, on or to the businesses conducted by, or the properties and assets of, Digital Courier.

          (v) Material Contracts.  Digital Courier does not have any material
              ------------------
     obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent, due or to become due, other than as disclosed on Schedule 4(v).

          (w) No Undisclosed Liabilities.  There are no material liabilities or
              --------------------------
     obligations of Digital Courier, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in the Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any exhibit or schedule to this Agreement, and (iii) liabilities not in excess of $2,500 in the aggregate.

          (x) Litigation.  There are no suits or proceedings at law or in
              ----------
     equity, or before or by any governmental agency or arbitrator, pending, or to the best knowledge of Digital Courier and Significant Sellers, threatened against Digital Courier, which in any way materially affect Digital Courier, and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations which in any way affect Digital Courier or its properties or assets or to which it is or may become a party, except as set forth in Schedule 4(x) hereto.

          (y) Insurance.  Schedule 4(y) sets forth a list of all property,
              ---------
     liability and casualty insurance policies or binders or other insurance held by or on behalf of Digital Courier. All such policies and binders or other insurance are now fully in effect in accordance with their terms.
     Schedule 4(y) also sets forth a list of all types and aggregate amounts of losses and expenses of Digital Courier which are self-insured. Except as shown on Schedule 4(y), all facilities (including, without limitation, improvements) of Digital Courier are insurable at standard rates and no notice has been received of improvements required to maintain such status.

          (z) Taxes.  Except as disclosed in Schedule 4(z) hereto, (i) Digital
              -----
     Courier has duly filed all federal, state, local and other tax returns and reports required to be filed by Digital Courier on or prior to the date hereof with respect to all taxes withheld by or imposed upon Digital Courier; (ii) all such returns or reports reflect the liability for such taxes of Digital Courier as computed therein for the periods indicated, and all taxes shown on such returns or reports and all assessments received by Digital Courier have been paid, or fully reserved for, to the extent that such taxes have become due; (iii) there are no waivers or agreements by Digital Courier for the extension of time for the assessment of such taxes;
     (iv) there are no material questions of taxation which are, as at the date hereof, the subject of dispute with any taxing authority; and, (v) with respect to any period through the date hereof for which tax returns have not yet been filed, or for which taxes are not yet due or owing, Digital Courier has made adequate reserves, determined in accordance with GAAP, for all liabilities for taxes as set forth in its Financial Statements. Digital Courier is not presently the subject of any tax audit by any taxing authority.

          (aa) Employment Contracts.  Digital Courier has no written contracts
               --------------------
     of employment with any of its shareholders, employees or sales representatives, and no verbal contracts of employment which cannot be terminated without default by Digital Courier on thirty (30) days notice.

          (bb) Personnel at Closing.  As of the date of Closing, the employees
               --------------------
     of Digital

     Courier shall only include the individuals as set forth on Schedule 4(bb).

          (cc) Invention and Assignment Agreement.  Each of the current
               ----------------------------------
     employees and consultants of Digital Courier and any prior employees and/or consultants of Digital Courier who have worked on the development of intellectual property for Digital Courier, have signed, or will have signed by Closing, an Invention and Confidential Information Agreement acceptable to Buyer in the form attached hereto as Schedule 4(cc). Other than Significant Sellers, no individual or entity has had access to Digital Courier's Proprietary Information, other than Financial Information. Significant Sellers, after reasonable investigation, are not aware that any of Digital Courier's employees, officers or consultants are in violation thereof.

          (dd) Employee Restrictions.  To Digital Courier's and Significant
               ---------------------
     Sellers' knowledge, no employee of Digital Courier is subject to any secrecy or non-competition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Digital Courier.

          (ee) Employee Benefit Plans.  Schedule 4(ee) contains a complete and
               ----------------------
     accurate list of all employee benefit plans (the "Employee Benefit Plans")
     (A) sponsored by Digital Courier or its predecessors, (B) to which Digital Courier contributes on behalf of its employees, (C) with respect to which Digital Courier participates on behalf of its employees or (D) previously sponsored or contributed to by Digital Courier or its predecessors on behalf of its employees within the three years preceding the date hereof. Each of the Employee Benefit Plans can be terminated or amended at will by Digital Courier, with no unfunded liability to Digital Courier. No unwritten amendment exists with respect to any Employee Benefit Plan.

          (ff) Adverse Change.  Since the date of the last Financial Statements
               --------------
     provided to Buyer, there has not been:

                 (i) any material adverse change in the properties, assets, business, affairs, material contracts or prospects of Digital Courier or, to the knowledge of Digital Courier and Significant Sellers, are any such changes threatened, anticipated or contemplated;

                 (ii) any actual or, to the knowledge of Digital Courier and Significant Sellers, threatened, anticipated or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority, which has materially affected the properties, assets, business, affairs, contracts or prospects of Digital Courier;

                 (iii) any material and adverse dispute pending or, to the knowledge of Significant Sellers, threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of Digital Courier, which has resulted in any material reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier or source of financing;

                 (iv) any pending or, to the knowledge of Significant Sellers, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description peculiar to the business of Digital Courier and materially and adversely affecting its properties, assets, business, affairs or prospects; or

                 (v) any reduction of capital, redemption of stock or dividend or distribution by Digital Courier.

          (gg) Discrimination.  Digital Courier has not received any written
               --------------
     claim of any unfair labor practice or illegal discrimination on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices. To the knowledge of Digital Courier and Significant Sellers, Digital Courier has not engaged in any unfair labor practice or illegal discrimination on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices.

          (hh) Disputes and Charges.  There are no existing or, to the knowledge
               --------------------
     of Digital Courier and Significant Sellers, threatened, disputes, grievances, harassment charges, controversies or other employment or labor troubles affecting Digital Courier.

          (ii) Certain Payments.  Neither Digital Courier nor any director,
               ----------------
     officer, agent or employee of Digital Courier, or to the knowledge of Digital Courier and to Significant Sellers, any other person associated with or acting for or on behalf of Digital Courier, has directly or indirectly (i) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person or entity, private or public, regardless of form, whether in money, property, or services (A) to obtain favorable treatment in securing business, (B) to pay for favorable treatment for business secured, (C) to obtain special concessions or for special concessions already obtained, for or in respect of Digital Courier, or (D) in violation of any legal rule or regulation,
     (ii) established or maintained any fund or asset that has not been recorded in the books and records of Digital Courier.

          (jj) Accuracy of Information Furnished.  Significant Sellers have not
               ---------------------------------
     made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading the representations, warranties and agreements set forth herein, or in any Exhibit or Schedule attached hereto or certificate or other document furnished in connection herewith.

     5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER. As of the date of this Agreement and as of Closing, Buyer represents and warrants to and agrees with Sellers that:

          (a) Organization, Standing and Qualification.  Buyer is duly organized
              ----------------------------------------
     and
     validly existing and in good standing under the laws of the State of Delaware, and is authorized and qualified to own and operate its properties and assets and conduct its business in all jurisdictions where such properties and assets are owned and operated and such business is conducted.

          (b) Authority.  Buyer has full right, power and authority to execute,
              ---------
     deliver and perform the terms of this Agreement. This Agreement has been duly authorized by Buyer and constitutes a binding obligation of Buyer, enforceable in accordance with its terms.

          (c) Compliance with Law.  Neither the execution and delivery of this
              -------------------
     Agreement nor consummation of the transactions contemplated hereby will (i) conflict with or result in a breach of or constitute a default under any provision of Buyer's Certificate of Incorporation or Bylaws or any indenture, loan agreement or other material obligation or liability to which it is a party or by which it is bound or (ii) conflict with or constitute a violation under any law, statute, judgment, order, decree or regulation applicable to Buyer.

          (d) Availability of Documents.  Buyer has made available to Digital
              -------------------------
     Courier and Sellers, their counsel and advisors, copies of all requested documents, including without limitation Buyer's most recent Form 10-K and Forms 10-Q for the periods ended June 30, 1997, September 30, 1997 and December 31, 1997.

          (e) Shares Purchased for Investment.  Buyer is acquiring the Digital
              -------------------------------
     Courier Shares for its own account for investment purposes and not with a view to or in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended.

          (f) DMH Shares.  The DMH Shares distributed to Sellers are duly
              ----------
     authorized, validly issued and are fully paid and non-assessable.

     6. THE CLOSING. The closing of the exchange of the Digital Courier Shares for the DMH Shares shall take place at the offices of Buyer on or before May 31, 1998, or at such other time or place as shall be fixed by the mutual consent of the parties. Said date of conveyance is herein called the "Closing," And the date of the Closing is herein called the "Closing Date."

     7.   CONDITIONS OF BUYER'S AND SELLER'S PERFORMANCE.

          (a) Buyer's Conditions.  The obligation of Buyer to consummate this
              ------------------
     Agreement is subject to the satisfaction at the Closing, or waiver by Buyer in writing, of each of the following conditions:

                (i) Buyer, Seller and Digital Courier shall be in compliance with all applicable laws, including without limitation, federal and state securities laws;

                (ii) No action or proceeding against Digital Courier shall have been instituted before a court or other governmental body, or shall have been threatened which, if successful, will prohibit the consummation or require substantial rescission of the transactions contemplated by this Agreement.

                (iii) Since the date of the latest Financial Statements, there shall have been no change in the financial condition, business or properties of Digital Courier which adversely affects the conduct of its business as presently being conducted or the condition, financial or otherwise, of Digital Courier and no additional substantial liabilities of Digital Courier shall have been incurred.

                (iv) Buyer, Sellers, and Digital Courier shall have taken all corporate and shareholder action necessary to authorize and consummate the transactions contemplated by this Agreement.

                (v) Buyer and Sellers shall have received assurances satisfactory to each regarding the tax, accounting and legal aspects of the proposed transaction.

                (vi) Sellers shall have canceled any notes payable from Digital Courier to Sellers, and Buyer shall be furnished with written evidence thereof and any employee of Digital Courier shall have repaid any notes issued to them by Digital Courier;

                (vii) R. J. Pittman shall have executed an employment contract in substantially the form set forth in Schedule 7(a)(vi);

                (viii) At the Closing Date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement;

                (ix) The representations and warranties of Sellers and Digital Courier contained in this Agreement or in any certificate or document delivered to Buyer pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; Sellers and Digital Courier shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing; Sellers and Digital Courier shall not be in default under any of the provisions of this Agreement; and Buyer shall have been furnished with one or more closing certificates of Sellers and Digital Courier dated as of the Closing Date, in substantially the form of Schedule 7(a)(ix) certifying (A) to the fulfillment of the foregoing conditions and the due performance of such covenants and agreements, (B) that no material change has occurred in Digital Courier's financial condition since the date of the last Financial Statements provided to Buyer, (C) that the representations and warranties set forth in this Agreement are true and correct in all material respects as of Closing, and (D) that neither Digital Courier nor Sellers are a party to any litigation or has knowledge of any claim, brought or threatened, seeking to recover damages or to prevent Digital Courier from continuing to use Digital Courier assets or to conduct business in the manner as the same were used or conducted prior thereto;

                (x) Buyer shall have received a legal opinion of counsel to Sellers in the form set forth in Schedule 7(a)(x), dated as of the Closing date;

                (xi) Sellers shall deliver to Buyer at Closing certificates of search of the Uniform Commercial Code for filings against Digital Courier in form and substance satisfactory to Buyer. Such certificates shall show searches of filings with respect to Digital Courier and all names under which Digital Courier have conducted its business;

                (xii) Buyer shall have received a certificate, issued by the office of the Secretary of State of the State of Nevada as of a date not more than five business days before the Closing, stating that Digital Courier is in good standing in the State of Nevada;

                (xiii) Buyer shall have received an incumbency certificate or certificates, dated as of the Closing Date, certifying the incumbency of all officers of Digital Courier who have executed this Agreement;

                (xiv) Buyer shall have received written evidence of any and all loan(s) of Digital Courier which are outstanding;

                (xv) Sellers and Digital Courier shall have executed and delivered this Agreement and such other documents, instruments, certificates or agreements as shall be reasonably necessary to consummate the transactions contemplated by this Agreement;

                (xvi) All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required in connection therewith or incident thereto shall be satisfactory in form to legal counsel for Buyer;

                (xvii) The representations and warranties of Sellers and Digital Courier contained in this Agreement or in any closing certificate or document delivered to Buyer pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; Sellers and Digital Courier shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          (b) Sellers' Conditions. The obligation of Sellers to consummate this
              -------------------
     Agreement is subject to the satisfaction at the Closing, or waiver by Sellers in writing, of each of the following conditions:

                (i) Digital Courier's Board of Directors and shareholders shall have approved the transactions contemplated by this Agreement;

                (ii) Buyer, Sellers, and Digital Courier shall be in compliance with all applicable laws, including without limitation, federal and state securities laws;

                (iii) No action of proceeding against Buyer shall have been instituted before a court or other governmental body, or shall have been threatened which, if successful, will prohibit the consummation or require substantial rescission of the transactions contemplated by this Agreement;

                (iv) Buyer, Sellers, and Digital Courier shall have taken all corporate and shareholder action necessary to authorize and consummate the transactions contemplated by this Agreement;

                (v) Buyer and Sellers shall have received assurances satisfactory to each regarding the tax, accounting and legal aspects of the proposed transaction.

                (vi)   Buyer shall have executed an employment Contract with R.
          J. Pittman in substantially the form set forth in Schedule 7(a)(vi);

                (vii) At the Closing Date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement;

                (viii) Digital Courier shall have received a certificate, issued by the State of Delaware, Division of Corporations, as of a date not more than five business days before the Closing, stating that Buyer is in good standing in the State of Delaware;

                (ix) Digital Courier shall have received an incumbency certificate or certificates, dated as of the Closing date, certifying the incumbency of all officers of Buyer who have executed this Agreement;

                (x) The representations and warranties of Buyer contained in this Agreement or in any certificate or document delivered to Sellers pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; Buyer shall not be in default under any of the provisions of this Agreement; and Sellers shall have been furnished with one or more closing certificates of Buyer dated as of the Closing date, in substantially the form of 7(b)(xi) certifying (A) to the fulfillment of the foregoing conditions and the due performance of such covenants and agreements, (B) that the representations and warranties set forth in this Agreement are true and correct in all material respects as of Closing, and (C) that Buyer is not a party to any litigation or has knowledge of any claim, brought or threatened, seeking to prevent Buyer from entering into this Agreement or consummating the transactions contemplated hereby;

                (xi) Buyer shall have executed and delivered this Agreement and such other documents, instruments, certificates or agreements as shall be reasonably necessary to consummate the transactions contemplated by this Agreement;

                (xii) All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required in connection therewith or incident thereto shall be satisfactory in form to legal counsel for Buyer;

                (xiii) The representations and warranties of Buyer contained in this Agreement or in any closing certificate or document delivered to Sellers pursuant hereto shall be deemed to have been made again at the Closing and shall then be true in all material respects; Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     8.   Indemnification.

          (a) General Indemnification Obligation of Digital Courier and Sellers.
              -----------------------------------------------------------------
     Subject to the limitations hereinafter provided, from and after the Closing, Digital Courier and Sellers will indemnify and hold harmless Buyer and its successors and assigns (an "Indemnified Buyer Party") against and in respect of:

                (i) Damages. Any and all damages, losses, deficiencies, liabilities, costs and expenses (collectively, "Damages") incurred or suffered by the Indemnified Buyer Party that result from, relate to or arise out of:

                       (A) Any and all liabilities and obligations of Digital
                Courier of any nature whatsoever, in existence as of the Closing, except for those liabilities and obligations of Digital Courier disclosed in the schedules and Exhibits to this Agreement;

                       (B) Any and all actions, suits, claims or legal,
                administrative, arbitration, governmental or other proceedings or investigations against an Indemnified Buyer Party that relate to Seller or Digital Courier to the extent that the event giving rise thereto occurred prior to the Closing or which result from or arise out of any action or inaction prior to the Closing of Sellers, Digital Courier, or any director, officer, employee, agent, representative or subcontractor of Digital Courier, except for those set forth in the schedules to this Agreement; or

                       (C) Any material misrepresentation, breach of warranty or
                nonfulfillment of any agreement or covenant on the part of Sellers under this Agreement, or from any misrepresentation in or material omission from any certificate, schedule, statement, document or instrument furnished to Buyer pursuant hereto (collectively, a "misrepresentation or breach of warranty").

                (ii) Actions. Any and all actions, suits, claims, proceedings, investigations, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) (collectively, "Actions") incident to any of the foregoing.

          (b) General Indemnification Obligation of Buyers.  Subject to the
              --------------------------------------------
     limitations hereinafter provided, from and after the Closing, Buyer will reimburse, indemnify and hold harmless Digital Courier and Sellers and their successors and assigns (an "Indemnified Digital Courier Party") against and in respect of:

                (i) Damages. Any and all Damages incurred or suffered by any Indemnified Digital Courier Party that result from, relate to or arise out of any material misrepresentation, breach of warranty or non-fulfillment of any Agreement or covenant on the part of Buyer under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Digital Courier or Sellers pursuant hereto or thereto; and

                (ii) Actions. Any and all Actions incident to any of the foregoing or to the enforcement of this Subsection 8(b).

          (c) Time Limitation.  It is the intention hereof that all obligations
              ---------------
     of the parties to indemnify pursuant to this Section 8 shall terminate on June 30, 1999 (the "Indemnification Termination Date") with respect to all claims for Damages and Actions, except those for which a Claim Notice (as defined below) has been received on or before the Indemnification Termination Date.

          (d) Insurance.  Neither Buyer, Digital Courier, nor Seller shall be
              ---------
     liable for any claim hereunder to the extent such claim is paid by any insurer.

          (e) Method of Asserting Claims, Etc.  In the event that any claim or
              --------------------------------
     demand is asserted against or sought to be collected from an Indemnified Buyer Party or Indemnified Digital Courier Party (an "Indemnified Party") by a third party, the Indemnified Party shall promptly notify the party from which indemnification is sought pursuant to Subsections 8(a) and 8(b) above (the "Indemnifying Party") of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Indemnifying Party shall have twenty (20) days from its receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party, (i) whether or not the Indemnifying Party disputes its liability to the Indemnified Party hereunder with respect to such claim or demand and (ii) notwithstanding any such dispute, whether or not the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such claim or demand.

          (f) Defense.  In the event that the Indemnifying Party notifies the
              -------
     Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claims or demand, then, provided: (i) that the Indemnifying Party acknowledges that it is liable to indemnify the Indemnified Party with respect to a particular claim; and (ii) the Indemnifying Party has financial resources which are reasonably adequate to pay the amount of the claim, except as hereinafter provided, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by the Indemnifying Party to a final conclusion in such a manner as to avoid any risk of the Indemnified Party becoming subject to liability with respect thereto. If any Indemnified Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

          (g) Indemnifying Party Liability.  If the Indemnifying Party elects
              ----------------------------
     not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand, or if the same be defended by the Indemnifying Party or by the Indemnified Party (but no Indemnified Party shall have any obligation to defend any such claim or demand), then that portion thereof as to which such defense is unsuccessful, in each case shall be conclusively deemed to be a liability of the Indemnifying Party hereunder.

          (h) Payment.  Upon determination of liability hereunder, the
              -------
     appropriate party shall pay to the other, as the case may be, within twenty
     (20) days after such determination, the amount of any claim for indemnification made hereunder. Upon the payment in full of any claim hereunder, the entity making payment shall be subrogated to the right of the indemnified party against any person, firm or corporation with respect to the subject matter of such claim.

     9.   NON-DISCLOSURE AND NON-COMPETE COVENANTS.

          (a) Proprietary Information.  Each Seller acknowledges that his or her
              -----------------------
     relationship with Digital Courier may have created or may hereafter create a relationship of confidence and trust with respect to information of a confidential or secret nature that may be disclosed to him by Digital Courier that relates to the business of Digital Courier or to the business of any affiliate, customer, or supplier of Digital Courier ("Proprietary Information"). Such Proprietary Information includes, but is not limited to, any information regarding inventions, marketing plans, product plans, business strategies, financial information, forecasts, personnel information, customer lists, software, hardware, processes, formulas, development or experimental work, work in process, business, trade secrets, or any other secret or confidential matter relating to the products, projects, programs, sales, customer lists, price lists, or data, or business of Digital Courier which is not generally known to the public. At all times hereafter, each Seller will keep all such Proprietary Information in confidence and trust, and will not use or disclose any of such Proprietary Information without the prior written consent of Digital Courier, except as may be necessary to perform any duties he may now or hereafter have as an employee of Digital Courier or except as may be required by law. Each Seller further agrees that at the Closing, and subsequently upon request of Digital Courier or at the time of the termination of Seller's employment (if any) with Digital Courier, such Seller will deliver to Digital Courier only, and shall not retain for his own or others' use, any and all software programs, documents, and any other material and all copies thereof relating to his work or Digital Courier's products, projects, programs, or business of which Seller had knowledge, or which contain any Proprietary Information.

          (b) Non-Compete Provisions.

                (i) Each Significant Seller hereby agrees that for the period of his or her employment (if any) with Digital Courier, Buyer or any of its affiliates, and for a period of two (2) years thereafter or after the date hereof (whichever is later), he/she will not, directly or indirectly, individually or in concert with others, as promoter, shareholder, officer, director, employee, agent, representative, independent contractor or otherwise:

                       (A) Within any jurisdiction or marketing area in which
                Digital Courier or Buyer (or any subsidiary thereof) is doing business, own, manage, operate or control any business of the type and character engaged in and competitive with Digital Courier, Buyer or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with Digital Courier, Buyer or any subsidiary thereof;

                       (B) Within any jurisdiction or marketing area in which
                Digital Courier or Buyer (or any subsidiary thereof) is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with Digital Courier, Buyer, or any of its subsidiaries;

                       (C) Solicit the business of or sell any products to any
                company located within any jurisdiction or marketing area in which Digital Courier or Buyer (or any subsidiary thereof) is doing business on behalf of any business of the type and character engaged in and competitive with Digital Courier, Buyer, or any of the subsidiaries, which is, as the date hereof, a customer or client of Digital Courier, Buyer, or any other subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

                       (D) Solicit the employment of, or hire, any full time
                employee employed by Digital Courier, Buyer or their subsidiaries.

                (ii) As used in this Agreement, the term "affiliate" shall mean any individual, joint venture, partnership, corporation, limited liability company, or stockholder which controls, is controlled by, or is under common control with, or the management and operations of which are substantially influenced by, Buyer, or in which Buyer owns any interest, as required by the context of this Agreement.

                (iii) In addition to any other remedies available to Buyer hereunder or otherwise, Buyer shall be entitled to seek injunctive relief for breach of the foregoing covenant not to compete. In addition, each Seller subject to this non-compete agreement, agrees to reimburse Buyer for all costs reasonably incurred by Buyer in enforcing or attempting to enforce Buyer's rights under this Agreement with respect to a breach by such Seller of this noncompete provision, including without limitation, reasonable attorneys' fees.

                (iv) If it is determined by a court of competent jurisdiction that the provisions of this Section are partially or totally invalid or unenforceable because of the duration or scope hereof or because of the scope of activities prohibited hereby, or for any other reason, these provisions shall be deemed modified to the extent necessary to render them valid and enforceable, or shall be exercised from this Agreement, as circumstances may require, and the provisions of this Agreement after such modification or deletion, shall be enforced to the maximum extent and scope permitted by the laws of such jurisdiction.

                (v) The covenant not to compete found in this Section may be superseded by a covenant not to compete found in any employment contract with a Seller.

          (c) Publicity.  Sellers and Digital Courier agree not to disclose to
              ---------
     any person or entity, without the prior written consent of Buyer, any of the terms of this Agreement at any time prior to Closing and for a period of ninety (90) days thereafter, except as may be necessary for the performance of their obligations hereunder or the operation of Digital Courier in the ordinary course of business. Digital Courier may not disclose or publicize this transaction in a press release without the written consent of Buyer. Buyer may disclose and publicize this transaction in a press release as it determines in its sole discretion.

     10.  MISCELLANEOUS COVENANTS OF SELLERS AND BUYER.

          (a) No Share Purchases.  Sellers agree to not purchase any of the
              ------------------
     shares of Buyer from any source whatsoever at any time after the date hereof and prior to Closing.

          (b) Further Actions.  Sellers warrant and agree from time to time
              ---------------
     hereafter to execute whatever minutes of meetings or other instruments and take whatever actions Buyer may reasonably deem necessary or desirable to effect, or to carry out the intent and purposes of the transactions contemplated hereby; provided, that all such actions will be at Buyer's expense.

          (c) Market Stand-Off Agreement.  Sellers hereby agrees that, if
              --------------------------
     requested by Buyer and any underwriter of common stock (or other securities of Buyer) in connection with a public offering of the securities of Buyer pursuant to a registration statement filed with the United States Securities and Exchange Commission, Sellers will not sell or otherwise transfer or dispose of any shares of common stock of Buyer (or other securities) held by Sellers during the period beginning seven (7) days prior to and ending one hundred eighty (180) days following the date of the final prospectus of Buyer as filed under the Securities Act of 1933. Sellers further agrees to execute any Agreement requested by Buyer and such underwriter with respect to this paragraph, in a form satisfactory to Buyer and such underwriter. Buyer may impose "stop-transfer" instructions with respect to the common stock (or other securities) subject to the foregoing restriction until the end of such 180-day period.

          (d) Substitution of Buyer Into Any Digital Courier Agreement.  Prior
              --------------------------------------------------------
     to the Closing of this Agreement, Buyer shall have the right, in the place of Digital Courier, to enter into any and all agreements, transactions or other relationships that Digital Courier may enter into under any right Digital Courier may possess.

     11.  TERMINATION, AMENDMENT

          (a) Pre-Closing.  This Agreement may be terminated by Buyer or Sellers
              -----------
     at any time prior to the time fixed for Closing in Section 6 hereof upon written notice to the other parties:

                (i) If the representations, warranties and agreements or conditions of this Agreement to be complied with or performed by Digital Courier or Sellers (in the case of Buyer) or Buyer (in the case of Sellers) on or before the Closing shall not have then been complied with or performed in some material respect and such material noncompliance or nonperformance shall not have been waived by the party giving notice of termination or shall not have been cured by the defaulting party, or cure thereof commenced and diligently prosecuted thereafter by such party within three (3) business days after written notice of such material noncompliance or nonperformance is given by the non-defaulting party;

                (ii) If any governmental action is commenced to prevent the consummation of the transactions contemplated hereby; or

                (iii)  By mutual consent of the parties.

          (b) Waiver.  Any representations, warranties, agreements or conditions
              ------
     of this Agreement may be waived at any time by the party entitled to the benefit thereof by action taken and evidenced by a written waiver executed by any such party.

     12.  LEGAL PROCEEDINGS

          (a) Mediation.  Any claim, dispute, or controversy between the parties
              ---------
     arising in connection with or relating to this Agreement or the making, performance or interpretation thereof shall, if not settled by negotiation, be submitted to non-binding mediation under the Commercial Mediation Rules of the American Arbitration Association then in effect. Any demand for mediation shall be made in writing and served upon the other Party in the same manner as otherwise provided for notice in this Agreement. The demand shall set forth with reasonable specificity the basis of the dispute and the performance or relief sought. The Parties shall, within thirty (30) days of receipt of a demand to mediate, confer and select a mediator. The mediation shall take place at a time and location in Salt Lake City, Utah mutually agreeable to the Parties and the mediator, but not later than 60 days after a demand for mediation is received.

          (b) Exclusive Jurisdiction in Utah.  Any claim, dispute or controversy
              ------------------------------
     not settled by mediation shall be resolved in the federal or state courts in the State of Utah. The parties hereby irrevocably submit and agree that they are exclusively subject to the jurisdiction of the state and federal courts sitting in the State of Utah with respect to any suit, action or proceeding brought against any party by any other party and arising out of or relating to this Agreement, and that no court in a State other than Utah shall have jurisdiction to hear any such suit, action or proceeding. Each party agrees that, during the pendency of any such suit, action or proceeding commenced in accordance with the provisions of this Section 12(b), it will only bring any counter-claims arising out of or relating to this Agreement (whether or not related to the matter currently the subject of litigation) in the court in which such suit, action or proceeding is pending. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now have or hereafter have to the laying of the venue in Utah of any such suit, action or proceeding in the court contemplated under this Section 12(b), and waives and agrees not to assert any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     13.  MISCELLANEOUS.

          (a) Attorney's Fees.  In any action or proceeding arising out of or
              ---------------
     related to this Agreement, the prevailing party shall be entitled to its reasonable attorney fees and related costs, including fees and costs incurred prior to formal initiation of an action or proceeding, and including fees and costs incurred for collecting or attempting to collect any judgment or award.

          (b) Brokers and Finders.  Except as otherwise provided herein, each of
              -------------------
     the parties
     hereto represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement. In the event that any finder's fee or broker's commission shall become payable by any party hereto as a result of such party's misrepresentation or breach of warranty, such fee and commission shall be the sole and exclusive responsibility and liability of such party with no right of contribution by any other party. In the event that any finder's fee or broker's commission shall become payable by any party, other than as set forth herein, as a result of such party's misrepresentation or breach of warranty, the breaching party shall indemnify, defend and hold all other parties harmless in respect of all claims, losses, expenses and obligations (including reasonable attorney's fees) to the extent that the same arise or result from such finder's fee or broker's commission.

          (c) Expenses.  Each of the parties hereto will bear its own legal fees
              --------
     and other expenses in connection with the transactions contemplated by this Agreement.

          (d) Survival.  Subject to Section 8 of this Agreement, all parties
              --------
     agree that the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall thereafter remain in full force and effect.

          (e) Severability.  If any term or provision of this Agreement,
              ------------
     including the exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

          (f) Notices.  Any notices, requests or consents hereunder shall be
              -------
     deemed given, and any instrument delivered, two days after they have been mailed by first class mail, postage prepaid, or twelve hours after such notice has been sent by telecopier or straight telegram, telegraphic charges prepaid, or upon receipt if delivered personally, as follows:

          To each Seller:  At the addresses set forth in Exhibit A hereto

          To Buyer:        DataMark Holding, Inc.
                           440 East 6400 South, Suite 400
                           Salt Lake City, Utah  84107
                           Telecopier:  (801) 268-2292

     EXCEPT THAT ANY OF THE FOREGOING MAY FROM TIME TO TIME BY WRITTEN NOTICE TO THE OTHERS DESIGNATE ANOTHER ADDRESS WHICH SHALL THEREUPON BECOME ITS EFFECTIVE ADDRESS FOR THE PURPOSES OF THIS SECTION.

          (g) Entire Agreement.  This Agreement, including the exhibits,
              ----------------
     schedules and documents referred to herein which are a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument executed by Buyer, and by those Sellers who are affected by any proposed amendment, or their respective successors or assigns. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. Any Section headings or table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h) Counterparts.  This Agreement may be executed simultaneously in
              ------------
     two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (i) Binding Effect.  This Agreement shall inure to the benefit of and
              --------------
     be binding upon Seller and Buyer and their respective successors, but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.

          (j) Governing Law.  This Agreement shall be governed by the laws of
              -------------
     the State of Utah.

          (k) Gender and Number, etc  All words or terms used in this Agreement,
              ----------------------
     regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. "Hereof," "herein," and "hereunder" and worlds of similar import shall be construed to refer to this Agreement as a whole, and not to any particular paragraph or provisions, unless expressly so stated.

          (l) Successors and Assigns.  This Agreement shall not be assignable by
              ----------------------
     any party without the prior written consent of all other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          (m)  No Third Party Beneficiaries.  Nothing herein expressed or
               ----------------------------
     implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          (n) No Partnership or Joint Venture.  Notwithstanding anything to the
              -------------------------------
     contrary contained herein, nothing contained herein shall be construed as creating a partnership or joint venture relationship between the parties hereto, and the parties hereto shall be deemed to have made any elections necessary under any applicable law, rule or regulation to prevent their being considered or deemed to be a partnership or joint venture.

          (o)
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                              BUYER:

                              DATAMARK HOLDING, INC.
                              a Delaware corporation


                              /s/ Mitchell Edwards
                              ---------------------------------------------
                              By:  Mitchell Edwards
                              Its: Executive Vice President

                              DIGITAL COURIER:

                              Digital Courier International, Inc.
                              a Nevada corporation



                              /s/ Raymond J. Pittman
                              ---------------------------------------------
                              By:  Raymond J. Pittman
                              Its: President and Chief Executive Officer

                                                                        ANNEX II

                       AMENDED AND RESTATED CERTIFICATE
                                      OF
                                 INCORPORATION
                                      OF

                            DATAMARK HOLDING, INC.

                     (ORIGINALLY KNOWN AS EXCHEQUER, INC.
         TO BE KNOWN HEREAFTER AS DIGITAL COURIER TECHNOLOGIES, INC.)

The following Amended Restated Certificate of Incorporation of DataMark Holding, Inc. amends and restates the provisions of and supersedes the Certificate of Incorporation filed with the Secretary of State of the State of Delaware on or about April 8, 1985 in its entirety and any and all certificates of amendment filed with the Secretary of State of the State of Delaware prior to July ________, 1998.


                                   ARTICLE I

                                     NAME
                                     ----

      The name of the corporation hereby created shall be Digital Courier Technologies, Inc.

                                  ARTICLE II

                                   DURATION
                                   --------

     The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                  ARTICLE III

                                   PURPOSES
                                   --------

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

                                CAPITALIZATION
                                --------------

     The total number of shares of stock of all classes which the Corporation shall have authority to issue is Twenty Two Million Five Hundred Thousand (22,500,000), of which Twenty Million (20,000,000) shares shall have the par value of One Hundredth of One Cent ($.0001) each and shall be shares of common stock (the "Common Stock"), and Two Million Five Hundred Thousand (2,500,000) shares shall have the par value of One Hundredth of One Cent ($.0001) each and shall be shares of preferred stock (the "Preferred Stock").

                                   ARTICLE V

                               CLASSES OF STOCK
                               ----------------

     A statement of the designations and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class which the Corporation shall be authorized to issue, is as follows:

     (a)  Preferred Stock.   Shares of preferred stock may be issued from time
          ----------------
to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the preferred stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional and other rights of each such series qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of subparagraph (i) of Paragraph (c) of this Article V, the Board of Directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing the following:

          (i) The distinctive designation of , and the number of shares of preferred stock which shall constitute, the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

          (ii) The rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation, or on any series of preferred stock, and whether such dividends shall be cumulative or noncumulative;

          (iii) The right, if any, of the holders of shares of the series to convert the same into, or exchange the same for any other series, or any other class or classes of stock of this Corporation, and the terms and conditions of such conversion or exchange;

          (iv) Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of the Common Stock, cash or other property and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

          (v) The rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation merger, consolidation, distribution or sale of assets, dissolution or winding up of this Corporation;

          (vi) The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

          (vii) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted upon by the shareholders and (B) the right to vote as a series by itself or together without preferred stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of preferred or together with all series of preferred stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of preferred stock or under such other circumstances and upon such conditions as the Board may determine.

     (b)  Common Stock.   The Common Stock shall be non-assessable and shall not
          -------------
have cumulative voting rights or pre-emptive rights. In addition, the Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions.

          (i) After the requirements with respect to preferential dividends of preferred stock (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts (fixed in accordance with provisions of Paragraph (a) of this Article V) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph (a) of this Article V, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

          (ii) After distribution in full of the preferential amount (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, to be distributed to the holders of preferred stock in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of this Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratibly in proportion to the number of shares of the Common Stock held by each;

          (iii) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors;

          (iv) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any pre-emptive right to purchase or subscribe for any unissued stock of any class or series of any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such person, firms, corporation or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

     (c)  Other Provisions.  The relative powers, preferences and rights of each
          -----------------
series of preferred stock in relation to the powers, preferences and rights of each other series of preferred stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph (a) of this Article V, and the consent by class or series vote or otherwise, of the holders of the preferred stock of such of the series of preferred stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of preferred stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with the powers, preferences and rights of such outstanding series, or any of them: provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of preferred stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of preferred stock.

          (ii) Subject to the provisions of subparagraph (i) of this Paragraph, shares of any series of preferred stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (iii) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          (iv) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any pre-emptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.



                                  ARTICLE VI

                                    BYLAWS
                                    ------

     In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                  ARTICLE VII

                             MEETINGS AND RECORDS
                             --------------------

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

                                 ARTICLE VIII

                          REGISTERED OFFICE AND AGENT
                          ---------------------------

     The address of its registered office in the State of Delaware is:

                           The Corporation Trust Co.
                             County of New Castle
                              1209 Orange Street
                          Wilmington, Delaware 19801


                                  ARTICLE IX

                             REMOVAL OF DIRECTORS
                             --------------------

     Any director of the Corporation may be removed for cause at any annual or special meeting of the shareholders by the same vote as that required to elect a director provided, that such director prior to his removal shall receive a copy of the charges against him, delivered to him personally or by mail at his address appearing on the records of the Corporation, at least thirty (30) days prior to the meeting at which such removal is to be considered, and such director has an opportunity to be heard on such charges at the meeting of shareholders of the Corporation at which the question of his removal is to be considered.

                                   ARTICLE X

                   INDEMNIFICATION OF OFFICERS AND DIRECTORS
                   -----------------------------------------

     The Corporation shall indemnify any and all persons who may serve or who have served at any time as director or officers, or who, at the request of the Board of Directors of the Corporation, may serve, or at any time have served as directors or officers of another corporation in which the Corporation at such time owned or may own shares of stock, or which it was or may be a creditor, or may own shares of stock, or which it was or may be a creditor, and the respective heirs, administrators, successors, and assigns, against any and all expenses, including amounts paid upon judgment, counsel fees, and amounts paid in settlement (before or after suit is commenced), actually or necessarily by such persons in connection with the defense or settlement of any claim, action, suit, or proceeding in which they, or any of them, are made parties, or a party, or which may be assessed against them or any of them, by reason of being or having been directors or officers of the Corporation, or such other corporation, except in relation to matters as to which any such director or officer of the Corporation, or such other corporations, or former director or officer shall be adjudged in any action, suit or proceeding to be liable for his own negligence of misconduct in performance of his duties. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any Law, by-law, agreement, vote of stockholders or otherwise.

                                  ARTICLE XI

                                   AMENDMENT
                                   ---------

     Except as set forth herein and in the General Corporation Law of the State of Delaware, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders are granted subject to this reservation.


                                 ARTICLE XIII

                      OFFICERS' AND DIRECTORS' CONTRACTS
                      ----------------------------------

     No contract or other transactions between this Corporation and any other firm or corporation shall be affected by the fact that a director or officer of this Corporation has an interest in, or is a director or officer of such firm or other corporation. Any officer or director, individually or with others, may be a party to, or may have an interest in, any transaction of this Corporation or
any transaction in which this Corporation is a party or has an interest.   Each
person who is now or may become an officer or director of this Corporation is hereby relieved from liability that he might otherwise obtain in the event such officer or director contracts with this Corporation for the benefit of himself or any other firm or corporation in which he may have an interest, provided such officer or director acts in good faith.

     This Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 to the General Corporation law of the State of Delaware.

     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO BE SIGNED BY ____________________, IT'S ___________________, THIS ______ DAY OF JULY, 1998.

                                         Name

                                         By:
                                         Its:

                                                                       ANNEX III


                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of March 5, 1998, by and between FOCUS DIRECT, INC., a Texas corporation ("Buyer"), DATAMARK SYSTEMS, INC., a Nevada corporation ("Systems"), DATAMARK PRINTING, INC., a Utah corporation ("Printing"), DATAMARK LISTS, INC., a Utah corporation ("Lists"), and WORLDNOW ONLINE NETWORK, INC., a Nevada corporation ("WorldNow") (Systems, Printing, Lists and WorldNow are referred to in this Agreement as "Sellers").


                             W I T N E S S E T H :

     WHEREAS, Systems operates a full-service direct mail marketing business (the "Business"); Printing provides printing services to Systems in connection with the Business; Lists brokers and manages customer lists, and owns certain other intellectual property associated with the Business; and WorldNow is engaged in a business other than the Business, but owns certain assets used in connection with the Business;

     WHEREAS, Systems, Printing, Lists and WorldNow are wholly owned subsidiaries of DataMark Holding, Inc., a Delaware corporation ("Holding"); and

     WHEREAS, this Agreement sets forth the terms and conditions upon which Sellers are willing to sell and Buyer is willing to purchase all of Sellers' assets which are used in connection with the Business.

     NOW, THEREFORE, in consideration of the mutual promises of the parties, in reliance on the representations, warranties, covenants and conditions contained in this Agreement, and for other good and valuable consideration, the parties agree as follows:


                         I. PURCHASE AND SALE OF ASSETS

     1.1  Purchase and Sale of Assets. Subject to the terms and conditions of
          ---------------------------
this Agreement, Sellers shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase, at the Closing (as defined in Section 2.1), all of Systems', Printing's and Lists' assets, properties, rights, claims and goodwill, of every kind, character and description, tangible and intangible, real and personal, wherever located and whether or not reflected on the books and records of Systems, Printing or Lists, and all such other assets, properties, rights, claims and goodwill of WorldNow which are used primarily in the Business, including, without limitation, the following (collectively, the "Assets"):

          (a) subject to Section 1.2 regarding Excluded Assets, all furniture, furnishings, fixtures, machinery, equipment (including printing equipment, computers and office equipment), and vehicles, as well as leasehold improvements, which (i) are located at Sellers' facilities in Salt Lake City, Utah, Murray, Utah, Kansas City, Kansas and Atlanta, Georgia, which facilities are described more particularly on Schedule 1.1(a) (the "Facilities") or (ii) are listed on Exhibit A to the bill of sale referred to in Section 2.3(a);

          (b) subject to Section 1.2 regarding Excluded Assets, all inventory, parts, supplies (including office supplies) and incidentals which (i) are located at the Facilities or (ii) are listed on Exhibit A to the bill of sale referred to in Section 2.3(a);

          (c) all trade accounts receivable of Sellers arising in connection with the Business "Accounts Receivable"), subject to Section 2.6;

          (d) all credits, prepaid expenses and other items, security deposits and unbilled costs and fees, of Sellers attributable to the Assets or Business;

          (e) all right, title and interest of Sellers in and to intellectual property and other intangible property associated with the Business, including, without limitation, customer lists, data bases and other goodwill, trade secrets, methods, inventions and other know-how, and patents, trademarks, service marks, trade names (including the names "DATAMARK SYSTEMS," "DATAMARK PRINTING" and "DATAMARK LISTS") and copyrights, whether registered or unregistered, and any applications therefore;

          (f) all rights of Sellers under the Material Contracts (as defined in Section 3.12);

          (g) all books, records, manuals and other materials (in any form or medium) relating to, or used by Sellers in connection with, the Assets or Business;

          (h) all rights, claims and actions arising out of occurrences before or after the Closing, which relate to, or arise from, the Assets or Business;

          (i) all licenses, permits, authorizations and approvals of governmental or other regulatory authorities which relate to the Assets or Business; and

          (j) all assets and properties reflected on the Latest Segment Balance Sheet (as defined in Section 3.05), excepting only those assets and properties which have been disposed of by Sellers in the ordinary course of the Business after the date of the Latest Segment Balance Sheet.

     1.2  Excluded Assets.  Notwithstanding Section 1.1, this Agreement shall
          ---------------
not effect the transfer of, and the term "Assets" shall be deemed not to include, the following:

          (a) all cash and cash equivalents, other than petty cash, on hand at the Closing;

          (b) corporate seals, minute books, stock books and other records relating to the corporate organization of Sellers; and

          (c) the assets, properties and rights listed on Schedule 1.2.

     1.3  Assumption of  Liabilities.  Subject to the terms and conditions of
          --------------------------
this Agreement, at the Closing, Buyer shall assume and agree to pay, discharge or perform, as appropriate, the following liabilities and obligations of Sellers (the "Assumed Liabilities"):

          (a) all accounts payable of Sellers arising in the ordinary course of the Business ("Accounts Payable"), subject to Section 2.7;

          (b) obligations under the Material Contracts accruing from the Closing Date (Sellers acknowledge that Buyer is not assuming any liability, obligation or commitment under any Material Contract arising prior to the Closing Date or based on any act, omission or condition occurring or existing prior to the Closing Date);

          (c) the Assumed Employee Bonuses (as defined in Section 2.8).

     Except for the Assumed Liabilities, or as otherwise expressly contemplated in this Agreement, Buyer shall not assume any, and the Assets shall be conveyed free and clear of every, liability, obligation, commitment, option, charge, lien, claim or encumbrance of every kind, contingent and fixed, known and unknown.

     1.4  Amount of Cash Purchase Price. In  consideration  for Sellers' sale of
          -----------------------------
the Assets, in addition to Buyer's assumption of the Assumed Liabilities, Buyer shall deliver to Sellers the following cash purchase price (the "Cash Purchase Price"), payable in accordance with Section 1.5:

          (a)  $7,700,000;

          (b) minus, $104,000, which Buyer shall apply to the Assumed Employee Bonuses, any unearned portion of which shall be remitted to Sellers on or before September 30, 1998;

          (c) plus or minus, as appropriate, that amount by which the Accounts Receivable, net of allowance for doubtful accounts (which allowance shall include all Accounts Receivable invoiced more than 120 days prior to the Closing), as of the Closing Date are greater than or less than the Accounts Receivable, net of allowance for doubtful accounts, as of the date of the Latest Segment Balance Sheet;

          (d) plus or minus, as appropriate, that amount by which the Accounts Payable as of the Closing Date are less than or greater than the Accounts Payable as of the date of the Latest Segment Balance; and

          (e) plus or minus, as appropriate, Sellers' and Buyer's pro rata portion as of the Closing Date of all property, ad valorem and similar taxes levied on the Assets (to the extent then determinable), all prepaid and deferred expenses arising in the ordinary course of the Business; provided, however, that upon receipt of reasonably satisfactory evidence of payment by Buyer, Sellers shall promptly pay to Buyer any property, ad valorem and similar taxes levied on the Assets in excess of the amounts used in determining such purchase price adjustment (to the extent not retained pursuant to Section 1.6).

Sellers and Buyer shall cooperate to determine the appropriate adjustments to the Cash Purchase Price pursuant to subsections (c), (d) and (e) above, within 20 days after the Closing Date.

     1.5  Payment of Cash Purchase  Price.  The Cash Purchase Price shall be
          -------------------------------
payable by wire transfer or other immediately available funds, as follows:

          (a) $6,796,000 (the "Closing Payment") shall be paid at Closing (the Closing Payment represents $7,700,000, less $104,000 for Assumed Employee Bonuses, less $800,000 to be paid as set forth in subsections (c) and (d) below)

          (b) the net amount due to Sellers, if any, as a result of the adjustments set forth in Sections 1.4(c), (d) and (e) shall be paid by Buyer within 30 days after the Closing Date; provided, however, that if such adjustments result in a net amount due to Buyer, then Sellers shall refund to Buyer such net amount due, within 30 days after the Closing Date;

          (c) $100,000, less any amounts retained by Buyer pursuant to Section 1.6, shall be paid within five business days after the first anniversary of the Closing Date; and

          (d) $700,000 shall be paid within five business days after June 30, 1999.

     1.6  Purchase Price Hold-Back.  As set forth in Section 1.5, Buyer shall
          ------------------------
withhold $100,000 of the Cash Purchase Price. Such amount may be retained by Buyer to the extent necessary to reimburse Buyer for the following:

          (a) payment by Buyer of Accounts Payable not set forth on the schedule of Accounts Payable delivered by Sellers to Buyer on the Closing Date; Sellers acknowledge that, although Buyer is not assuming liability for non-scheduled Accounts Payable, Buyer may, in order to preserve its vendor and supplier relationships, deem it necessary to pay such non-scheduled Accounts Payable (but only after consultation with Sellers, giving due consideration for disputed amounts);

          (b) payment by Buyer of property, ad valorem and similar taxes in excess of the amounts used in determining the purchase price adjustment pursuant to Section 1.4(e);

          (c) payment by Buyer of amounts, if any, which Buyer may be required to pay as a result of Seller's failure to make filings or payments with respect to Sellers' 401(k) plan; Sellers acknowledge, however, that Buyer is not assuming Sellers' 401(k) plan or any liability thereunder;

          (d) payment by Buyer of the purchase price (or unpaid portion thereof) of the furniture and equipment listed on Schedule 1.6(d), which was ordered by Sellers for the Business prior to Closing (Sellers acknowledge that Buyer may in its sole discretion accept or reject any such assets and is not assuming liability for the purchase price of any such rejected assets); and

          (e) payment by Buyer of any other liability, obligation or commitment, other than the Assumed Liabilities, with respect to the Assets or Business arising prior to the Closing Date or based on any act, omission or condition occurring or existing prior to the Closing Date.

All amounts withheld and which have not been retained by Buyer as set forth in this Section 1.6, shall be paid to Sellers as provided in Section 1.5(b). Buyer's rights to retain amounts under this Section 1.6 shall be in addition to, and not in limitation of, any other offset rights Buyer may have pursuant to this Agreement.

     1.7  Allocation  of  Consideration.  The Cash  Purchase  Price  and the
          -----------------------------
Assumed Liabilities shall be allocated among the Assets as set forth on Schedule
1.7. No party to this Agreement will take a position on any income tax return, before any governmental agency or in any judicial proceeding that is inconsistent with the terms of this Section 1.7.

     1.8  Compliance with Bulk Sales Laws. Buyer and Sellers waive compliance
          -------------------------------
with the bulk sales law and any other similar laws in any applicable jurisdiction in connection with the transactions contemplated by this Agreement. Sellers shall indemnify Buyer from, and hold it harmless against, any claims, actions, liabilities, damages, losses, costs and expenses (including reasonable attorneys' fees) resulting from or arising out of the parties' failure to comply with any of such laws in respect of the transactions contemplated by this Agreement.


                      II. CLOSING AND POST-CLOSING MATTERS

     2.1  Time and Place. The  consummation of the transactions  contemplated by
          --------------
this Agreement (the "Closing") shall take place on March 4, 1998, at 10 a.m., local time (the "Closing Date"), at the principal offices of Holding in Salt Lake City, Utah, or such other time and place as Buyer and Sellers shall mutually agree.

     2.2  Buyer's Deliveries at Closing.  At the Closing, Buyer shall deliver to
          -----------------------------
Sellers the following:

          (a) the Closing Payment, by wire transfer or delivery of other immediately available funds;

          (b) an undertaking, in the form of Exhibit 2.2(b), in which Buyer assumes and agrees to pay, discharge or perform, as appropriate, the Assumed Liabilities; and

          (c) the other agreements, opinions, certificates and other documents referred to in Article VII and elsewhere herein.

     2.3  Sellers' Deliveries at Closing.  At the Closing, Sellers shall deliver
          ------------------------------
to Buyer the following:

          (a) a bill of sale, in the form of Exhibit 2.3(a), and such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Buyer's counsel, as shall be effective to transfer and assign to, and vest in, Buyer all of the Assets;

          (b) the other agreements, opinions, certificates and other documents referred to in Article VII and elsewhere herein.

In addition, Sellers shall take such other steps as may be necessary to put Buyer in actual possession and operating control of the Assets.

     2.4  Third Party Consents.  To the extent that Sellers' rights under any
          --------------------
agreement, commitment, plan, authorization or other Asset to be assigned to Buyer hereunder may not be assigned without the consent of another person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Sellers, at their expense, shall use their best efforts to obtain any such required consent as promptly as possible. If any such consent is not obtained or if any attempted assignment would be ineffective or would impair Buyer's rights under the Asset so that Buyer would not in effect acquire the benefit of all such rights, Sellers shall, to the maximum extent permitted by law and the Asset, act after the Closing as Buyer's agents in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by law and the Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer.

     2.5  Sellers'  Further  Assurances.  Sellers from time to time after the
          -----------------------------
Closing shall execute, acknowledge and deliver to Buyer such other instruments of conveyance and transfer and shall take such other actions and execute and deliver such other documents, certificates and further assurances as Buyer may reasonably request in order to vest more effectively in Buyer, or to put Buyer more fully in possession of, the Assets, or to better enable Buyer to complete, perform or discharge the Assumed Liabilities.

     2.6  Accounts Receivable.  Within 15 days after the Closing Date Sellers
          -------------------
shall deliver to Buyer a schedule containing a complete and accurate list of all Accounts Receivable as of the Closing Date. All proceeds from Accounts Receivable collected by Buyer or Sellers during the 120-day period following the Closing Date shall be retained by Buyer. During such period, Sellers shall assist Buyer, as Buyer may request, in the collection of such Trade Receivables. Without limiting the foregoing, 90 days after the Closing Date Buyer shall provide a list to Sellers of all uncollected Trade Receivables, and Sellers shall use their best efforts during the next 30 days to collect such amounts on behalf of Buyer. Within 10 days after the 120-day period following the Closing Date, upon Buyer's request, Sellers shall pay to Buyer an amount equal to all uncollected Trade Receivables. Thereafter, any Trade Receivables collected by Buyer shall be remitted to Sellers.

     2.7  Accounts  Payable.  Within 15 days after the Closing  Date Sellers
          -----------------
shall deliver to Buyer a schedule containing a complete and accurate list of all Accounts Payable as of the Closing Date. Sellers specifically acknowledge that Buyer is not assuming any Accounts Payable other than those set forth on such schedule and that the indemnification obligations of Sellers under this Agreement shall extend to any Accounts Payable not set forth on such schedule.

     2.8  Employment  Matters.  Effective as of the Closing Date, Buyer shall
          -------------------
offer employment to those employees selected by Buyer who are employed by Sellers principally in the operation of the Business, at wage and salary levels and with employee benefits that are competitive within the industry. Sellers shall use their best efforts to cause such employees selected by Buyer to accept such employment with Buyer. All such employees hired by Buyer as of the Closing Date shall be referred to in this Agreement as the "Continuing Employees."

Except for the Assumed Employee Bonuses, Sellers shall pay, within 30 days after the Closing Date, directly to each Continuing Employee that portion of all compensation and benefits which has accrued on behalf of such employee (or is attributable to expenses incurred by such employee) as of the Closing Date and is payable under Sellers' plans and policies, and Buyer shall not be liable for any such compensation or benefits. Except as specifically provided herein, Buyer shall have no liability or obligation to any employee of Sellers (including Continuing Employees) resulting from the transactions contemplated hereby, including, without limitation, change of control payments or liabilities incurred upon termination of employment by Sellers. Sellers specifically acknowledge that the Assets to be transferred include Sellers' rights (including rights of specific enforcement) under all proprietary and confidentiality agreements and agreements regarding ownership of intellectual property to which any Continuing Employee is a party.

Buyer has agreed to assume Sellers' liability for the pro rata portion of bonuses deemed earned through the Closing Date by Sellers' employees under the DataMark Annual Profit Bonus Program, as described in Schedule 3.18 (the "DataMark Bonus Plan"). In order to enable Buyer to determine the amount of such bonuses deemed earned, Sellers shall, within 60 days after the Closing Date, deliver to Buyer financial information reporting operating results of the Business for the period from July 1, 1997 through the Closing Date. Based on such information, together with operating results of the Business from the Closing Date through June 30, 1998, Buyer shall determine the total amount of bonuses that would have been earned by Sellers' employees under the DataMark Bonus Plan had Sellers operated the Business for such 12-month period. The pro rata portion of such bonuses deemed earned through the Closing Date by Sellers' employees (the "Assumed Employee Bonuses") shall equal the total amount of bonuses that would have been earned for such 12-month period (as determined by Buyer), multiplied by the number of months (including any partial month) elapsed from July 1, 1997, through the Closing Date, divided by 12. On or before September 30, 1998, Buyer shall refund to Sellers the amount, if any, by which $104,000 exceeds the Assumed Employee Bonuses, and Buyer shall distribute the Assumed Employee Bonuses to the Continuing Employees in such amounts and on such bases as Buyer may determine.

     2.9  Change of Sellers'  Names. As soon as reasonably  possible  (taking
          -------------------------
into consideration Delaware law and the rules and regulations of the SEC and Nasdaq), but in no event later than 30 days after Closing, Systems, Printing and Lists shall change their corporate names to names which do not contain the word "DATAMARK" or any variation thereof. As soon as reasonably possible (taking into consideration Delaware law and the rules and regulations of the SEC and Nasdaq), but in no event later than December 31, 1998, Sellers shall cause Holding to change its corporate name to a name which does not contain the word "DATAMARK" or any variation thereof. Sellers shall cooperate with Buyer to permit Buyer to qualify to do business under a corporate name containing the word "DATAMARK" in each state in which Buyer requests. Except as provided herein, following the respective dates on which Sellers' names and Holding's name have been changed, Sellers shall not use or permit another to use, directly or indirectly, any name containing the word "DATAMARK" or any variation thereof.

     2.10  Right to Terminate DataMark Media Sublease. The Assets include the
           ------------------------------------------
DataMark Media Sublease covering approximately 4,908 net usable square fee of space located at 488 East 6400 South, Suite 100, Murray, Utah, as described more particularly on Schedule 1.1(a) (the "Sublease"). Sellers and Buyer shall each have the option at any time during the term of the Sublease to terminate the Sublease by giving written notice thereof to the other party at least 90 days prior to the effective date of termination. On or before the effective date of termination, Buyer shall remove all of its property from the premises and Buyer shall have no further liability under the Sublease except for obligations accruing from the Closing Date to the move-out date.


                 III. REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers jointly and severally represent and warrant to Buyer as follows:

     3.1  Corporate   Organization.   Each  Seller  is  a  corporation  duly
          ------------------------
organized, validly existing and in good standing under the laws of the state of its incorporation, with full power and authority (corporate, governmental and otherwise) to own and operate its properties and business as currently conducted and as contemplated to be conducted. Each Seller is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of the Business requires it to be so qualified. Schedule 3.1 sets forth, with respect to each Seller, the Seller's state of incorporation of each jurisdiction where the conduct of the Business requires it to be qualified as a foreign corporation. Sellers have delivered to Buyer true and complete copies of Sellers' charter and bylaws.

     3.2  Corporate  Power;  Authorization;   Enforceable  Obligations.  The
          ------------------------------------------------------------
execution, delivery and performance of this Agreement by each Seller is within such party's corporate power and authority, and has been duly authorized by all requisite corporate action. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Sellers or Holding pursuant to this Agreement (together with this Agreement, the "Sellers' Documents") will be, duly executed and delivered on behalf of Sellers. This Agreement constitutes, and the Sellers' Documents when executed and delivered will constitute, the legal, valid and binding obligations of Sellers and Holding, enforceable against them in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general equitable principles.

     3.3  No Conflicts;  Consents. The execution, delivery and performance of
          -----------------------
the Sellers' Documents by Sellers and Holding, does not and will not (with or without the giving of notice or the passage of time, or both) violate, conflict with, result in a breach or default under, give rise to any rights of acceleration, modification, termination or cancellation of, result in the creation of any lien, claim or encumbrance pursuant to, or require any notice or consent under, the charter or bylaws of any Seller or Holding, or any mortgage, indenture, instrument, agreement, understanding or commitment of any kind, or any law, regulation, rule, order, judgment or decree, to which any Seller or Holding is a party or by which any Seller or Holding is bound or affected, other than such notices and consents which have been given or obtained. No authorization, permit, approval or consent of, and no registration or filing with, any governmental or regulatory authority is required, in connection with the execution, delivery and performance by Sellers and Holding of the Sellers' Documents.

     3.4  Ownership of  Subsidiaries.  Holding  owns all of the  outstanding
          --------------------------
capital stock of each Seller. No Seller has any direct or indirect interest in any corporation, limited liability company, partnership, joint venture, association, trust or other business entity.

     3.5  SEC Documents;  Consolidated  Financial Statements.  Since June 30,
          --------------------------------------------------
1996, Holding has filed with the Securities and Exchange Commission (the "SEC") all documents required to be filed by it pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and Holding has delivered to Buyer true and complete copies of all such documents (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of Holding and its subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements of the SEC. Such consolidated financial statements have been prepared from the books and records of Holding and its subsidiaries in accordance with generally accepted accounting principles, consistently applied and maintained throughout the periods indicated, and present fairly in all material respects the financial condition, results of operations and cash flows of Holding and its subsidiaries on a consolidated basis at the dates and for the periods covered.

     3.6  Segment Financial Statements.  Sellers have delivered to Buyer true
          ----------------------------
and complete copies of the following financial statements (the "Segment Financial Statements"), all of which have been prepared from Sellers' books and records in accordance with generally accepted accounting principles consistently applied and maintained through-out the periods indicated, and present fairly and accurately the financial condition, results of operations and cash flows of the Business, treated as a distinct business segment from Sellers' other businesses, at the dates and for the periods covered:

          (a) balance sheet as of November 30, 1997 (the "Latest Segment Balance Sheet") and balance sheet as of June 30, 1997;

          (b) statements of operations for the interim period ended November 30, 1997, and for the fiscal years ended June 30, 1997 and June 30, 1996; and

          (c) statements of cash flows for the interim period ended November 30, 1997, and for the fiscal years ended June 30, 1997 and June 30, 1996.

     3.7  Absence of Undisclosed Liabilities. Except as set forth on Schedule
          ----------------------------------
3.7, or as reflected on or reserved against in the Latest Segment Balance Sheet, Sellers have no liabilities, obligations or commitments arising from or associated with the Business.

     3.8  Absence  of Changes or  Events.  Since  June 30,  1997,  except as
          ------------------------------
disclosed in the SEC Documents or the Segment Financial Statements, there has not been any change, development, event or condition which has had or which could reasonably be expected to have a material adverse effect on the financial condition or operations of any Seller, the Assets or the prospects of the Business (collectively, a "Material Adverse Effect"). Since June 30, 1997, except as disclosed in the SEC Documents, the Segment Financial Statements or
Schedule 3.8, no Seller has (a) directly or indirectly declared or paid any dividend or made any other distribution with respect to its capital stock (including, with limitation, the redemption or purchase of shares), (b) directly or indirectly acquired any shares of its capital stock, (c) made any capital expenditures in connection with the Business in excess of $1,000, (d) incurred any indebtedness in connection with the Business in excess of $1,000, or (e) entered into any transaction with respect to the Assets or Business other than in the ordinary course.

     3.9  Title to and Condition of Assets.  Sellers have, and at the Closing
          --------------------------------
Buyer will obtain, good, valid and marketable title to the Assets, free and clear of any lien, claim or encumbrance of any kind, except (i) as expressly set forth on the Latest Segment Balance Sheet or as otherwise expressly permitted by this Agreement, (ii) liens for current taxes not yet due, or (iii) minor matters that, in the aggregate, are not substantial in amount and do not and could not reasonably be expected to materially impair the use of the Assets. Except as set forth on Schedule 3.9, the Assets constitute all of the assets and properties used in the conduct of the Business and are adequate and sufficient for the current operations of the Business. Except as set forth on Schedule 3.9, there are no assets or properties located at the Facilities which are not being transferred to Buyer hereunder. All leasehold improvements and all furniture, fixtures, equipment, vehicles, machinery and similar property to be acquired by Buyer hereunder are in good operating condition and repair, reasonable wear and tear excepted, are free from material defects and are suitable for the purposes used. All inventory and related supplies (including raw materials, work-in-progress and finished goods) to be acquired by Buyer hereunder are usable and saleable, free of defects, in the ordinary course of business as first quality goods, and except for sales in the ordinary course, have a value equal or greater than the stated inventory amount set forth on the Latest Segment Balance Sheet.

     3.10  Taxes.  Sellers have timely filed with the  appropriate  authority
           -----
all required federal, state, local and foreign income and other tax returns and reports relating to Sellers' assets or businesses. Except as set forth on
Schedule 3.10, Sellers have paid or caused to be paid in full all taxes, assessments and other governmental charges (including interest and penalties thereon) which are due and payable by Sellers, or in respect of Sellers' assets or businesses (including, but not limited to, franchise, property, sales, intangible and payroll taxes), except for those taxes which are reasonably being contested by the Company or which individually, or in the aggregate, if not paid could not reasonably be expected to have a Material Adverse Effect. Sellers specifically acknowledge that Buyer is not assuming any tax liabilities of Sellers (including, without limitation, state tax liabilities resulting from nexus of the Business with any state) and that the indemnification obligations of Sellers under this Agreement shall extend to such tax liabilities.

     3.11  Litigation. There is no pending claim, action, suit, proceeding or
           ----------
investigation (judicial, governmental or otherwise), nor any order, decree or judgment in effect, or, to the best knowledge of Sellers, threatened, against Sellers or their affiliates which could reasonably be expected to have a Material Adverse Effect or which relates to the transactions contemplated by this Agreement.

     3.12  Contracts.  Schedule 3.12 contains a complete  description of each
           ---------
written and oral agreement, understanding and commitment relating to the Assets or Business, to which any Seller is a party or by which any Seller is bound, which, measured from and after Closing, provides for aggregate payments exceeding $1,000, has a term greater than one year, or which is otherwise material to the Assets or Business (such oral and written agreements, understandings and commitments are referred to as the "Material Contracts"). Each Material Contract is valid, binding and enforceable, is fully assignable to Buyer (without requiring a consent or approval which has not been obtained), and neither any Seller nor, to any Seller's knowledge, any other party is in default thereunder (or will be with the giving of notice, the passage of time, or both). Sellers have no reason to believe that any Material Contract can not be replaced on substantially similar terms.

     3.13  Compliance. Each Seller has complied in all material respects with
           ----------
all federal, state, local and foreign laws, ordinances, regulations and orders applicable to the Business or the ownership of the Assets. No Seller is in violation of any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, which violation could reasonably be expected to have a Material Adverse Effect. Except with respect to regulatory approvals, which may in the future be required with respect to products or services offered or to be offered in connection with the Business, Each Seller has all federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of the Business; such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any thereof. None of such licenses and permits will be affected in any material respect by the consummation of the transactions contemplated in this Agreement.

     3.14  Insurance.  Schedule  3.14  contains a listing of the policies of
           ---------
liability, theft, fidelity, business interruption, life, fire, product liability, worker's compensation, indemnification or directors and officers, health and other forms of insurance maintained by Sellers in connection with the Business. All of such policies are in full force and effect and no notice of cancellation or similar notice has been given to Sellers.

     3.15  Environmental Matters.  Sellers are not aware of, nor have Sellers
           ---------------------
received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance with those laws or any regulations, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

     3.16  Accounts  Receivable.  Schedule  3.16  contains  a  complete  and
           --------------------
accurate list of all Accounts Receivable as of the date of the Latest Segment Balance Sheet. The schedule delivered by Sellers to Buyer after the Closing Date pursuant Section 2.6 will contain a complete and accurate list of all Accounts Receivable as of the Closing Date. All of the Accounts Receivable listed on such schedules are and will be, as of the date of the Latest Segment Balance Sheet and as of the Closing Date, as the case may be, bona fide, current and fully collectable in the ordinary course of business without further action or performance by Sellers. None of the Accounts Receivable listed on such schedules are or will be, as of the date of the Latest Segment Balance Sheet and the Closing Date, as the case may be, disputed or subject to any claim, defense or offset.

     3.17  Accounts  Payable.  Schedule 3.17 contains a complete and accurate
           -----------------
list of all Accounts Payable as of the date of the Latest Segment Balance Sheet. The schedule delivered by Sellers to Buyer after the Closing Date pursuant
Section 2.7 will contain a complete and accurate list of all Accounts Payable as of the Closing Date.

     3.18  Employment  Matters.  Except as set forth on Schedule 3.18, all of
           -------------------
Sellers' employees involved in the Business are employed on an "at-will" basis and may be terminated by Buyer without liability. Schedule 3.18 lists each salaried employee involved in the Business and describes his or her position and salary, and describes all benefit plans and other benefits provided or available to Sellers' employees (including, without limitation, retirement, health and death, incentive compensation, and vacation benefits). None of Sellers' employees is a member of a labor union, nor has any Seller encountered any labor union activity. There are no unfunded pension or similar liabilities regarding employees of Sellers. Except as set forth on Schedule 3.18, all pension plans have been properly funded and have at all times been administered in compliance with all applicable laws (including, without limitation, ERISA).

     Schedule 3.18 sets forth the terms of the DataMark Annual Profit Bonus Program for certain employees involved in the Business, and includes the estimated amount of bonuses accrued thereunder through January 31, 1998. The financial information delivered by Sellers to Buyer pursuant Section 2.8 will fairly present the results of operations of the Business for the applicable period.

     3.19  Intellectual  Property.  Sellers (i) own or have the right to use all
           ----------------------
trademarks, trade names, service marks, copyrights, patents, licenses and rights with respect thereto (collectively, "Intellectual Property"), used in or necessary for the conduct of the Business without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing and (ii) are not obligated or under any liability to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property with respect to the use thereof or in connection with the conduct of the Business. A list of all Intellectual Property used in or necessary for the conduct of the Business and the nature of the ownership or rights with respect thereto (including all registrations issued or applied for in respect thereof), are set forth on Schedule 3.19.

     3.20  Related Party  Transactions.  Except as  contemplated or otherwise
           ---------------------------
disclosed in this Agreement or on Schedule 3.20, no shareholder, officer, director or employee of Sellers or Holding, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is a party to, or otherwise has a direct or indirect interest in, any transaction with Sellers as it relates to the Business, including without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity.

     3.21  Brokers.  Neither  any  Seller  nor  Holding,  nor  any  officer,
           -------
director, employee or agent of any Seller or Holding has engaged or used an investment banker, broker, finder or intermediary in connection with the sale of the Assets.

     3.22  Complete and Accurate  Disclosure.  No  representation or warranty
           ---------------------------------
made to Buyer in this Agreement or in connection with this transaction contains or will contain an untrue statement of a material fact, or omits or will omit to state a material fact necessary to make such representation or warranty not misleading or necessary to enable a prospective purchaser of the Assets and Business to make a fully informed decision. All documents and information which have been or will be delivered to Buyer or its representatives by or on behalf of Sellers are and will be true, correct and complete copies of the documents they purport to represent.


                  IV. REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Sellers that:

     4.1  Corporate  Organization.  Buyer is a corporation  duly  organized,
          -----------------------
validly existing and in good standing under the laws of the state of its incorporation, with full power and authority (corporate, governmental and otherwise) to own and operate its properties and business as currently conducted and as contemplated to be conducted. Buyer is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires it to be so qualified. Buyer has delivered to Sellers true and complete copies of Buyer's charter and bylaws.

     4.2  Corporate  Power;  Authorization;   Enforceable  Obligations.  The
          ------------------------------------------------------------
execution, delivery and performance of this Agreement by Buyer is within such party's corporate power and authority, and has been duly authorized by all requisite corporate action. This Agreement has been, and the other agreements, documents and instruments required to be delivered by Buyer pursuant to this Agreement (together with this Agreement, the "Buyer's Documents") will be, duly executed and delivered on behalf of Buyer. This Agreement constitutes, and the Buyer's Documents when executed and delivered will constitute, the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general equitable principles.

     4.3  No Conflicts;  Consents. The execution, delivery and performance of
          -----------------------
the Buyer's Documents by Buyer, does not and will not (with or without the giving of notice or the passage of time, or both) violate, conflict with, result in a breach or default under, give rise to any rights of acceleration, modification, termination or cancellation of, result in the creation of any lien, claim or encumbrance pursuant to, or require any notice or consent under, the charter or bylaws of Buyer, or any mortgage, indenture, instrument, agreement, understanding or commitment of any kind, or any law, regulation, rule, order, judgment or decree, to which Buyer is a party or by which any Buyer is bound or affected. No authorization, permit, approval or consent of, and no registration or filing with, any governmental or regulatory authority is required, in connection with the execution, delivery and performance by Buyer of the Buyer's Documents.

     4.4  Brokers.  Buyer has not  retained  or used an  investment  banker,
          -------
broker, finder or intermediary in connection with the purchase of the Assets.

                    V. COVENANTS OF SELLERS PENDING CLOSING

     Sellers jointly and severally covenant and agree with Buyer that from the date of this Agreement to the Closing:

     5.1  Conduct of Business. Sellers shall conduct the Business only in the
          -------------------
ordinary course, consistent with its prior practices and prudent business practices prevailing in the industry. For example (and not in limitation of the foregoing), Sellers shall (i) preserve, maintain the condition of, and maintain insurance at current levels on, its Assets, (ii) preserve for the benefit of Buyer the goodwill of the Business and relations with their employees, agents, customers and suppliers. Without limiting the foregoing, Sellers shall consult with Buyer regarding all significant developments, transactions and proposals relating to the Assets or Business. Sellers shall not take any action or omit to take any action which could reasonably be expected to render inaccurate the representations and warranties contained in this Agreement, as if such representations and warranties were made at and as of the Closing.

     5.2  Access to Information.  Upon  reasonable  notice and during regular
          ---------------------
business hours, Sellers will give Buyer's representatives full access to Sellers' personnel and to all properties, documents, contracts, books and records of Sellers as Buyer may reasonably require for due diligence purposes and in order to consummate the transactions contemplated by this Agreement. However, the representations and warranties made in this Agreement or in connection with this transaction shall not be affected or deemed waived by reason of the fact that Buyer or its representatives knew or should have known that any such representation or warranty is or might be inaccurate.

     5.3  Continuing Disclosure. Sellers shall promptly disclose to Buyer any
          ---------------------
information contained in their representations and warranties made pursuant to this Agreement which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Sellers or the schedules hereto for the purposes of Article VII hereof, unless Buyer shall have consented thereto in writing.

     5.4  Confidentiality. Unless and until the Closing has been consummated,
          ---------------
Sellers shall hold, and shall cause their employees, agents and representatives to hold in confidence any confidential data or information of Buyer made available to Sellers in the course of their discussions with Buyer in connection with this Agreement, using the same standard of care to protect such confidential data or information as is used to protect Sellers' confidential information. If the transactions contemplated by this Agreement are not consummated, Sellers shall return or cause to be returned to Buyer all written materials and all copies thereof that were supplied to Sellers by Buyer and that contain any such confidential data or information.

     5.5  No Shopping.  Sellers shall not negotiate with any other person, or
          -----------
solicit or entertain any proposal, or furnish to any other person any information, concerning the acquisition in any form of the Assets or Business or a material interest therein.

     5.6  Press  Releases.  Except  as  required  by  applicable  law  or as
          ---------------
contemplated herein, Sellers shall not give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by Buyer, which approval shall not be unreasonably withheld.


                    VI. COVENANTS OF BUYERS PENDING CLOSING

     Buyer covenants and agrees with Sellers that from the date of this Agreement to the Closing:

     6.1  Confidentiality. Unless and until the Closing has been consummated,
          ---------------
Buyer shall hold, and shall cause its employees, agents and representatives to hold in confidence any confidential data or information made available to Buyer in connection with this Agreement with respect to the Business, using the same standard of care to protect such confidential data or information as is used to protect Buyer's confidential information. If the transactions contemplated by this Agreement are not consummated, Buyer shall return or cause to be returned to Sellers all written materials and all copies thereof that were supplied to Buyer by Sellers and that contain any such confidential data or information.

     6.2  Press  Releases.  Except  as  required  by  applicable  law  or as
          ---------------
contemplated herein, Buyer shall not give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by Sellers, which approval shall not be unreasonably withheld.


                 VII. CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

     Buyer's obligation to close is subject to the fulfillment of each of the following conditions precedent (any of which may be waived by Buyer), and Sellers shall use their best efforts to cause each condition to be fulfilled:

     7.1  Performance of  Obligations.  Sellers shall have complied with and
          ---------------------------
performed each agreement, covenant and condition in this Agreement which are required to be performed or complied with by each of them at or prior to Closing.

     7.2  Accuracy of Representations and Warranties. The representations and
          ------------------------------------------
warranties of Sellers contained in this Agreement or made in connection with this transaction shall be true and correct at and as of the date of the Closing, as if such representations and warranties were made at and as of Closing.

     7.3  Closing  Certificate.  Buyer shall have received a certificate from
          --------------------
Sellers dated the Closing Date, certifying in such detail as Buyer may reasonably request that the conditions specified in Sections 7.1 and 7.2 hereof have been fulfilled or satisfied.

     7.4  Opinions of Counsel for Sellers. Outside legal counsel for Sellers,
          -------------------------------
shall have delivered to Buyer a written opinion, dated the Closing Date, in the form of Exhibit 7.4 hereto with only such changes as shall be in form and substance reasonably satisfactory to Buyer and its counsel.

     7.5  No Material Adverse Changes.  Since the date of this Agreement,  no
          ---------------------------
event or development has occurred, and no condition has arisen, that has had or could reasonably be expected to have a Material Adverse Effect.

     7.6  Key Employee Agreements.  Arthur Benjamin,  Thomas Dearden,  Dennis
          -----------------------
Holmes, Donald Stoh and Edward Patterson ("Key Employees") shall each have executed and delivered to Buyer an employment agreement, containing or accompanied by non-compete and confidentiality agreements, in form and substance acceptable to Buyer in its sole discretion.

     7.7  Confidentiality and Noncompete Agreements.  Each Seller and Holding
          -----------------------------------------
shall have executed and delivered to Buyer a confidentiality and noncompetition agreement in form and substance acceptable to Buyer in its sole discretion (the "Corporate Noncompete Agreements"). Each director and officer of each Seller (other than Key Employees), and each director, officer and 10% or greater stockholder of Holding, shall have executed and delivered to Buyer a confidentiality and noncompetition agreement in form and substance acceptable to Buyer in its sole discretion.

     7.8  Stockholder Guaranty.  Holding shall have executed and delivered to
          --------------------
Buyer a guaranty, in form acceptable to Buyer (the "Stockholder Guaranty"), pursuant to which Holding shall guarantee the timely payment and performance of Sellers' indemnification obligations set forth in Article X.

     7.9  Consents and Licenses.  Buyer shall have obtained all  governmental
          ---------------------
approvals, permits and licenses, and shall have obtained all other consents and approvals, as are necessary in the opinion of Buyer's counsel, to consummate the transactions contemplated herein and to enable Buyer to operate the Business as it is now being operated.

     7.10  Satisfaction with Due Diligence.  Buyer shall be satisfied, in its
           -------------------------------
sole discretion, with the results of its due diligence investigation (including, without limitation, its investigation of the condition of the Assets and its review of Sellers' financial statements).

     7.11  Additional  Documents.  Buyer shall have received such documents,
           ---------------------
certificates and other evidence as Buyer or its counsel may reasonably request relating to the existence and standing of Sellers, the authorization, execution and delivery of this Agreement by Sellers, the accuracy of the representations and warranties of Sellers contained herein, and the compliance by Sellers with their obligations hereunder.

               VIII. CONDITIONS TO SELLERS' OBLIGATIONS TO CLOSE

     Sellers' obligations to close is subject to the fulfillment of each of the following conditions precedent (any of which may be waived by Sellers), and Buyer shall use its best efforts to cause each condition to be fulfilled:

     8.1  Performance  of  Obligations.  Buyer shall have  complied with and
          ----------------------------
performed each agreement, covenant and condition in this Agreement which are required to be performed or complied with by it at or prior to Closing.

     8.2  Accuracy of Representations and Warranties. The representations and
          ------------------------------------------
warranties of Buyer contained in this Agreement or made in connection with this transaction shall be true and correct at and as of the date of the Closing, as if such representations and warranties were made at and as of Closing.

     8.3  Closing Certificate. Sellers shall have received a certificate from
          -------------------
Buyer dated the Closing Date, certifying in such detail as Sellers may reasonably request that the conditions specified in Sections 8.1 and 8.2 hereof have been fulfilled or satisfied.

     8.4  Payment of Purchase Price. Buyer shall have paid the Cash  Purchase
          -------------------------
Price as provided by Section 2.1.


             IX. ADDITIONAL SELLERS' OBLIGATIONS FOLLOWING CLOSING

     9.1  Preservation  of Goodwill.  Following  Closing,  Sellers and their
          -------------------------
respective officers, directors, employees and shareholders will restrict their activities so that Buyer's reasonable expectations with respect to the goodwill, business reputation, employee relations, and prospects connected with the Assets and Business will not be materially impaired thereby.

     9.2  Payments  Received.  Sellers and Buyer shall hold and will promptly
          ------------------
transfer and deliver to the other, from time to time as and when received, any cash, checks (with appropriate endorsements) or other property that properly belongs to the other, including without limitation any insurance proceeds, and after the Closing, Buyer shall have the right and authority to endorse without recourse the names of Sellers on any check or any other evidences of indebtedness received by Buyer on account of the Business and the Assets.


                               X. INDEMNIFICATION

     10.1  Indemnification by Sellers.  Sellers agree, jointly and severally, to
           --------------------------
indemnify, defend and hold harmless Buyer and its shareholders, officers, directors, employees and agents, and their respective successors and assigns, from and against any and all claims, suits, losses, expenses (legal, accounting, investigation and otherwise), damages and liabilities (including, without limitation, tax liabilities), arising out of or relating to (i) any liability, obligation or commitment of any Seller or Holding other than the Assumed Liabilities, (ii) the conduct of, or conditions existing with respect to, the Business prior to Closing, and (iii) any misrepresentation or breach of warranty or covenant made by any Seller in this Agreement or the Sellers' Documents.

     10.2  Indemnification by Buyer. Buyer agrees to indemnify,  defend, and
           ------------------------
hold harmless Sellers and their shareholders, officers, directors, employees and agents, and their respective successors and assigns, from and against any and all claims, suits, losses, expenses (legal, accounting, investigation and otherwise), damages and liabilities, arising out of or relating to (i) any Assumed Liability, (ii) the conduct of, or conditions existing with respect to, the Business after Closing, and (iii) any misrepresentation or breach of warranty or covenant made by Buyer in this Agreement or the Buyers' Documents.

     10.3  Payment.  Upon the  determination  of the liability under Sections
           -------
10.1 and 10.2 hereof, the appropriate party shall pay the other, as the case may be, within ten days after such determination, the amount of any claim for indemnification made hereunder. In the event that the indemnified party is not paid in full for any such claim pursuant to the foregoing provisions promptly after the other party's obligation to indemnify has been determined in accordance herewith, it shall have the right, notwithstanding any other rights that it may have against any other person, to set off the unpaid amount of any such claim against any amounts owed by it under this Agreement, the Sellers' Documents or the Buyer's Documents. Upon the payment in full or any claim, either by setoff or otherwise, the entity making payment shall be subrogated to the rights of the indemnified party against any person with respect to the subject matter of such claim.


                               XI. MISCELLANEOUS

     11.1  Termination.
           -----------

          (a) This Agreement may be terminated by written notice of termination at any time prior to the Closing, as follows:

               (i)   by mutual consent of Sellers and Buyer;

               (ii) by Buyer, (A) at any time if the representations and warranties of Sellers contained herein were incorrect in any material respect when made or at any time thereafter, (B) upon the material breach by any Seller of any covenant of such Seller made herein, or (C) upon written notice to Sellers given at any time after March 31, 1998, if all of the conditions precedent set forth in Article VII hereof have not been met; or

               (iii) by Sellers, (A) at any time if the representations and warranties of Buyer contained herein were incorrect in any material respect when made or at any time thereafter, (B) upon the material breach by Buyer of any covenant of Buyer made herein, or (C) upon written notice to Buyer given at any time after March 31, 1998 if all of the conditions precedent set forth in
Article VII hereof have not been met.

          (b) Notwithstanding any other rights a party may have upon termination of this Agreement, in the event the Closing has not occurred on or before March 31, 1998, through no fault of Buyer, then Sellers shall bear all fees and expenses of Buyer in connection with the transactions contemplated hereby, including all reasonable legal, accounting and other professional fees.

     11.2  Expenses.  Real estate title  insurance  costs and  environmental
           --------
survey expenses shall be borne by Sellers. Income taxes, sales and use taxes, and transfer taxes arising out of the transactions contemplated herein shall be borne by Sellers. Except as otherwise provided herein, legal, accounting and other costs and expenses incurred in connection with the transactions contemplated herein shall be paid by the party incurring such expenses.

     11.3  Notices. Any notice, request, demand, waiver, consent, approval or
           -------
other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by telegram or by registered or certified mail, postage prepaid, or by express overnight delivery service, as follows:

          If to Buyer, to:

               Focus Direct, Inc.
               9707 Broadway
               San Antonio, Texas  78217
               Attn:  Fred B. Lederman

          With a copy to:

               Mission City Management, Inc.

               8122 Datapoint Drive, Suite 900
               San Antonio, TX  78229
               Attn:  Thomas W. Lyles Jr.

          If to any Seller, to:

               c/o DataMark Holding, Inc.
               448 East Winchester Street,  Suite 400
               Salt Lake City, Utah  84107
               Attn:  Mitchell Edwards

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

     11.4  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns; however, this Agreement may not be assigned by any party without the written consent of the other parties hereto.

     11.5  Entire  Agreement;  Amendment.  This Agreement,  the schedules and
           -----------------------------
exhibits hereto, and the related agreements referred to herein embody the entire agreement of the parties hereto, and supersede all prior agreements and understandings, with respect to the subject matter hereof. This Agreement may be amended only by a written instrument executed by each of the parties hereto.

     11.6  Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which individually shall be deemed an original, but all of which collectively shall constitute the same instrument.

     11.7  Survival of Representations  and Warranties.  All  representations
           -------------------------------------------
and warranties contained in or made in connection with this Agreement shall survive Closing.

     11.8  Severability.  Any provision of this Agreement  which is invalid,
           ------------
unenforceable or illegal in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, unenforceability or illegality without affecting the remaining provisions hereof and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     11.9  Captions and Headings; Use of term "Person". Captions and headings
           -------------------------------------------
used herein are for convenience only, do not constitute a part of this Agreement, and shall not be considered in construing this Agreement. Unless the context otherwise requires, all article, section or subsection cross-references are to articles, sections or subsections within this Agreement. As used herein, the term "person" shall include an individual, corporation, partnership, venture, proprietorship, trust, benefit plan or other entity or enterprise.

     11.10  Incorporation  of Exhibits  and  Schedules.  Except as otherwise
            ------------------------------------------
expressly provided, all references in this Agreement to schedules and exhibits refer to those schedules and exhibits attached hereto. All such schedules and exhibits, and any statements contained therein or in any certificate or instrument delivered pursuant hereto, constitute an integral part of this Agreement and shall be deemed made in this Agreement as if set forth in full herein.

     11.11  Reliance on Counsel. Each party hereto has retained its own legal
            -------------------
and tax advisors to evaluate the tax and legal merits and consequences of the transactions contemplated herein, and no party is relying on the advice (with respect to the tax consequences of such transactions or otherwise) of any other party hereto or such other party's agents or advisors.

     11.12  Governing Law;  Forum.  This Agreement  shall be governed by and
            ---------------------
construed in accordance with the laws of the State of Texas, without regard to any conflicts of law rules. Any action relating to this Agreement or this transaction must be brought in Bexar County, Texas.

                              BUYER:

                              FOCUS DIRECT, INC.


                              By:  /s/ Fred B. Lederman
                                   --------------------
                                   President


                              SELLERS:

                              DATAMARK SYSTEMS, INC.


                              By:  /s/ Arthur Benjamin
                                   -------------------
                                   President


                              DATAMARK PRINTING, INC.


                              By:  /s/ Arthur Benjamin
                                   -------------------
                                   President


                              DATAMARK LISTS, INC.


                              By:  /s/ Arthur Benjamin
                                   -------------------
                                   President


                              WORLDNOW ONLINE NETWORK, INC.


                              By: /s/ Mitchell Edwards
                                  -------------------
                                  Executive Vice President

                            STOCK PURCHASE AGREEMENT


     DataMark Holding, Inc. ("the Company") agrees to purchase 2,050,000 shares of the Company's issued and outstanding common stock ("the Shares") now beneficially owned by Chad Evans ("Evans") on the terms and conditions set forth below, effective as of March 5, 1998.

     1. Shares. Evans is the sole beneficial and legal owner of the Shares, represented by certificates numbered as shown on Appendix A, attached hereto and incorporated here by this reference.

     2. Purchase Price. The Company will purchase all of Evans' right, title and interest in the Shares for a total purchase price of $2,000,000 in cash. This cash amount will be referred to as "the Purchase Price."

     3. Unconditional Agreement. The parties acknowledge that the Company's agreement to purchase, and Evans' agreement to sell, the Shares is irrevocable and subject to no conditions precedent or subsequent except as explicitly provided in this Agreement. By their signatures below, the authorized officers of Purchaser warrant to Evans that valid and binding Board of Directors action has already taken place to approve this Agreement. While the Purchaser intends to present this Agreement to its shareholders for ratification at a Special Meeting of Shareholders, the approval or non approval of this Agreement by the Shareholders of Purchaser is not a condition precedent or subsequent to the Purchaser's or Evans' respective obligations to perform fully under this Agreement.

     4.  Voting Trust Agreement and Escrow Agreement.

           At the Closing  of this Agreement,

           (1) Purchaser will deliver the Purchase Price and Evans will deliver the Shares to A. Robert Thorup, Esq. Who will act as Escrow Agent for the parties in accordance with the Escrow Agreement, the form of which is attached to this Agreement as Appendix C, and by this reference incorporated herein.

           (2) The Escrow Agent will sign the Voting Trust Agreement in the form attached hereto as Appendix B and incorporated herein by this reference, and will deliver the Shares to the Voting Trustee under the Voting Trust Agreement in return for a Voting Trust Certificate in the name of the Escrow Agent representing the beneficial ownership of the Shares held in under the Voting Trust Agreement ("the Voting Trust Certificate.").

           (3) Purchaser will provide evidence satisfactory to Evans and his legal counsel that shareholders representing, with Evans, over 50% of the issued and outstanding voting stock of Purchaser, have executed and delivered the Voting Trust Agreement, and that said shareholders have already delivered their shares to the Voting Trustee.

           (4) The Escrow Agent will execute an assignment of all rights under the Voting Trust Certificate to Purchaser, and will hold said Assignment together with the Voting Trust Certificate and will act with respect thereto as provided in the Escrow Agreement.

     5.  Hold Harmless.    The parties agree to hold each other harmless from
any and all Losses or liabilities of any kind whatsoever based on Evans' actions or inactions as an officer, director or affiliate of the Company, including but not limited to the entering into and performance under this Agreement. In this connection, the Company agrees to indemnify Evans for any Loss or liability to this same extent and scope, including reimbursing Evans' attorneys fees and costs in connection with any claim made against him.

     For this purpose, Loss means any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (whether or not arising out of third-party claims) including, without limitation, costs of mitigation, losses in connection with any securities law, lost profits, attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing.

     By way of limitation on the duty of the parties to hold each other harmless and on the duty of the Company to indemnify Evans, the extent of any such duty shall be limited to the amount of the Purchase Price. Moreover, such duties shall have a deductible of $50,000 per occurrence before any claim for indemnification of hold harmless may be made under this Agreement.

     6.  Closing.    The parties will meet at the offices of Ray Quinney &
Nebeker on March 4, 1998 at the hour of 10:00 AM at which time the parties shall deliver to the Escrow Agent the Shares and the Purchase Price, and shall deliver to each other signed counterparts of this Agreement, and at which time the Escrow Agent shall deliver the Shares to Mitchell Edwards in return for the Voting Trust Certificate.

     7. Public Disclosure. The parties agree that a press release, in the form attached as Appendix D, may be issued by the Company following the Closing.



     8. Notices. All notices and claims under this Agreement are to be made to the parties as follows, by fax and hand delivery:

     If to Evans, at:              Chad Evans
                                   48 East Winchester Street
                                   Suite 400
                                   Salt Lake City, Utah 84107
                                   FAX: 801-268-2292

     With a copy to:               A.  Robert Thorup
                                   RAY QUINNEY & NEBEKER
                                   7TH Floor
                                   79 South Main Street
                                   Salt Lake City, Utah 84111
                                   FAX: 801-532-7543

     If to the Company, at:        James Egide, Chairman
                                   Mitchell Edwards, Senior Vice President
                                   DataMark Holding, Inc.
                                   448 East 6400 South, Suite 400
                                   Salt Lake City, Utah 84107
                                   FAX:  801-268-2292

     With a copy to:               Richard Beard, Esq.
                                   CALLISTER DUNCAN & NEBEKER
                                   Suite 800
                                   15 East South Temple Street
                                   Salt Lake City, Utah 84133


     9. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10. Severability.   If any term or other provision to this Agreement is
invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions or this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

     11.  Entire Agreement.   This Agreement (including the Appendices hereto)
constitute the entire agreement among the parties and supersede all prior agreements and undertakings with respect to the subject matter hereof.


     12. Assignment. This Agreement may not be assigned by a any party hereto without the prior written consent of the other parties hereto.


     13. Governing Law. This Agreement shall be construed in accordance with, and governed by the substantive laws of, the State of Utah, without reference to principles governing choice or conflicts of laws.


     14. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.


     15. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties.


     16. Arbitration. Notwithstanding anything herein to the contrary, in the event that there shall be a dispute among the parties after the Closing arising out of or relating to this Agreement, including without limitation the indemnities provided herein, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration in Salt Lake City, Utah, administered by the American Arbitration Association ("AAA") or such other organization agreed to by the parties, in accordance with AAA's rules of practice then in effect or such other procedures as the parties may agree to prior to the Closing. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration

(including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

     17.  Survival.    The duties of indemnification, hold harmless and notice
provided herein shall survive the Closing.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                    DATAMARK HOLDING, INC.,
                                     a Utah corporation



                                    By:
                                       ________________________________
                                       Name: James Egide
                                       Title:  Chairman


                                    DATAMARK HOLDING, INC.,
                                    a Utah corporation


                                    By:
                                       ________________________________
                                       Name: Mitchell Edwards
                                       Title:  President



                                    Chad Evans


                                    ____________________

                                  APPENDIX A

                     CERTIFICATES REPRESENTING THE SHARES


Certificate #           # of Shares       Name on Certificate

D1591                    1,500,000        Chad Evans
D1592                      100,000        Chad Evans
D1593                      100,000        Chad Evans
D1594                      100,000        Chad Evans
D1595                      100,000        Chad Evans
D1596                      100,000        Chad Evans
D1597                       50,000        Chad Evans

Total:                   2,050,000

                       AMENDED STOCK PURCHASE AGREEMENT

     DataMark Holding, Inc. ("the Company") agreed to purchase 2,050,000 shares of the Company's issued and outstanding common stock ("the Shares") then beneficially owned by Chad Evans ("Evans") on the terms and conditions set forth in a Stock Purchase Agreement effective as of March 5, 1998 ("the Purchase Agreement"). The Company and Evans now desire to amend the Purchase Agreement as follows:

     1. SHARES. The Shares are 1,800,000 shares rather than the 2,050,000 shares set out in the Purchase Agreement. The Shares as now constituted are represented by certificates numbered as shown on Appendix A, attached hereto and incorporated here by this reference.


     2. PURCHASE PRICE. The Purchase Price is reduced to $1,500,000 instead of the $2,000,000 provided in the Purchase Agreement.


     3. RECONCILING THIS AMENDED STOCK PURCHASE AGREEMENT WITH THE PURCHASE AGREEMENT AND ANCILLARY AGREEMENTS.

     (a) All other provisions of the Purchase Agreement remain in full force and effect, except that the delivery of Shares and the delivery of the Purchase Price have already taken place.

     (b) Evans will be credited with $375,000 of the $1,500,000 new Purchase Price as having been received at the time of the closing of the Purchase Agreement.

     (c) The parties will jointly instruct the Escrow Agent under the Escrow Agreement to release 250,000 shares back to Evans and to release $875,000 to the Company.

     (d) All other provisions of the Escrow Agreement shall remain in full force and effect.

     (e) The Non Compete Agreement between Evans and the Company shall be amended to reflect consideration of $25,000 to Evans.


     4. SALE OF 250,000 SHARES TO A NEW INVESTOR IN THE COMPANY. The Company expressly consents to the sale by Evans of the 250,000 shares being released to Evans by the Escrow Agent at a price per share higher than that being paid by the Company under this Amended Purchase Agreement.


     5.  VOTING TRUST AGREEMENT AND ESCROW AGREEMENT.

     At the Closing of this Amended Purchase Agreement,

     (a) the Escrow Agent will deliver $850,000 to the Company.
     (b) the Escrow Agent will surrender the Voting Trust Certificate for 2,050,000 shares now in his possession to the Voting Trustee in return for a new Voting Trust Certificate for 1,800,000 shares.

     (c) the Voting Trustee shall surrender to the Company one or more certificates representing 250,000 shares to the Company shall deliver to Evans one or more certificates representing 250,000 shares of the Company's common stock bearing no different legend or restriction than on the certificates originally surrendered to the Voting Trustee by Evans in the closing of the Purchase Agreement.


         In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first written above.


                              Datamark Holding, Inc.,
                              a Utah corporation



                              By: /s/  James Egide
                                 ___________________________________
                                 Name: James Egide
                                 Title: Chairman



                              Datamark Holding, Inc.,
                              a Utah corporation


                              By: /s/ Mitchell Edwards
                                 ___________________________________

                              NAME: MITCHELL EDWARDS

                              TITLE: PRESIDENT


                              Chad Evans


                                      /s/ Chad Evans
                                     _______________________________